Exhibit 10.7
$1,000,000,000
AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT
dated as of June 15, 2004,
by and among
JONES APPAREL GROUP USA, INC.,
the Additional Obligors referred to herein,
the Lenders referred to herein,
CITIGROUP GLOBAL MARKETS INC. and J.P. MORGAN SECURITIES INC.,
as Joint Lead Arrangers
and Joint Bookrunners,
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
and
CITIBANK, N.A. and JPMORGAN CHASE BANK,
as Syndication Agents,
and
BANK OF AMERICA, N.A., BARCLAYS BANK PLC and SUNTRUST BANK
as Documentation Agents

i

Exhibits
Exhibit A- 1 — Form of Revolving Credit Note
Exhibit A- 2 — Form of Competitive Bid Note
Exhibit B-1 — Form of Notice of Revolving Credit Borrowing
Exhibit B-2 — Form of Notice of Competitive Bid Borrowing
Exhibit C — Form of Notice of Account Designation
Exhibit D — Form of Notice of Prepayment
Exhibit E — Form of Notice of Conversion/Continuation

v

Exhibit F — Form of Officer’s Compliance Certificate
Exhibit G — Form of Assignment and Acceptance
Schedules
Schedule 1.1(a) — Lenders and Revolving Credit Commitments
Schedule 1.1(b) — Outstanding Letters of Credit
Schedule 7.1(b) — Subsidiaries and Capitalization
Schedule 7.1(n) — Material Adverse Change
Schedule 7.1(p) — Debt and Guaranty Obligations
Schedule 7.1(q) — Litigation
Schedule 11.3 — Existing Liens
Schedule 11.4 — Existing Loans, Advances and Investments

AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT
Dated as of June 15, 2004
     JONES APPAREL GROUP USA, INC., a Pennsylvania corporation, the Additional Obligors (as defined below), the Lenders who are or may become a party to this Agreement, CITIGROUP GLOBAL MARKETS INC. and J.P. MORGAN SECURITIES INC., as Joint Lead Arrangers and Joint Bookrunners, WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders, CITIBANK, N.A. and JPMORGAN CHASE BANK, as Syndication Agents, and BANK OF AMERICA, N.A., BARCLAYS BANK PLC and SUNTRUST BANK, as Documentation Agents, agree as follows:
     PRELIMINARY STATEMENT. The Borrower, the Additional Obligors (other than Kasper, Ltd.), the lenders parties thereto and Wachovia Bank, National Association (as successor in interest to First Union National Bank), as administrative agent, are parties to a Five-Year Credit Agreement dated as of June 15, 1999 (the “Prior Credit Agreement”). The Borrower, the Additional Obligors, the parties hereto and Wachovia Bank, National Association, as Administrative Agent, desire to amend the Prior Credit Agreement as herein set forth and to restate it in its entirety giving effect to such amendment.
     NOW THEREFORE, the parties hereto agree that, subject to the conditions set forth in Section 6.2, the Prior Credit Agreement is hereby amended and restated to read in its entirety as follows:
ARTICLE I DEFINITIONS
SECTION 1.1. Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below:
               “Additional Debt Securities” shall have the meaning assigned thereto in Section 11.1(f).
               “Additional Obligors” means the collective reference to Jones Apparel Group, Jones Apparel Group Holdings, Kasper, Ltd. and Nine West Footwear in their capacities as co-obligors under this Agreement.
               “Administrative Agent” means Wachovia in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 13.9.
               “Administrative Agent’s Office” means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 14.1(c).
               “Affiliate” means, with respect to any Person, any other Person (other than a Subsidiary) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or any of its Subsidiaries. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
               “Agreement” means this Amended and Restated Five Year Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.

               “Alternative Currency” means (a) Pounds Sterling, (b) the euro or (c) any other lawful currency (other than Dollars) acceptable to the Issuing Lenders which, in the case of this clause (c), is freely transferable and convertible into Dollars in the United States currency market and is freely available to all Issuing Lenders in the London interbank deposit market.
               “Alternative Currency L/C Commitment” means the lesser of (a) One Hundred Million Dollars ($100,000,000) and (b) the L/C Commitment.
               “Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators.
               “Applicable Margin” means, for purposes of calculating (a) the Base Rate and LIBOR Rate for purposes of Section 5.1(a), (b) the L/C Fee for purposes of Section 3.3(a) or (c) the Facility Fee for purposes of Section 5.3(a), the corresponding rate set forth below for the applicable rating of the senior, unsecured, long-term debt of the Credit Parties, on a collective basis (the “Debt Rating”) publicly announced by Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”), and Moody’s Investors Service, Inc. (“Moody’s”) as follows:

			Applicable Margin Per Annum
Level	S&P Rating	Moody’s Rating	LIBOR Rate	Base Rate	Trade L/C Fee	Standby L/C Fee	Facility Fee
I	>=A-	>=A3	0.300%	0.000%	0.125%	0.300%	0.100%
II	>=BBB+	>=Baa1	0.375%	0.000%	0.150%	0.375%	0.125%
III	>=BBB	>=Baa2	0.475%	0.000%	0.200%	0.475%	0.150%
IV	>=BBB-	>=Baa3	0.675%	0.000%	0.250%	0.675%	0.200%
V	<=BB+	<=Ba1	0.875%	0.000%	0.300%	0.875%	0.250%
provided, that if both Moody’s and S&P shall not have in effect a Debt Rating (other than by reason of the circumstances referred to in the last sentence of this definition), then such Debt Rating shall be deemed to be Level V. In the event that the corresponding Debt Ratings publicly announced by S&P and Moody’s listed above differ by (a) one pricing level, the Applicable Margin shall be based on the higher of the two ratings, and (b) two or more pricing levels, the Applicable Margin shall be based on the rating one rating below the higher of the two ratings. Any change in the Applicable Margin shall be effective as of the Business Day on which the applicable rating is announced or is publicly available. If the rating system of S&P and Moody’s shall change, or if both of such rating agencies shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agencies and, pending the effectiveness of any such amendment, the Applicable Margin shall be determined by reference to the rating most recently in effect prior to such change or cessation.
               “Application” means an application, in the form specified by any Issuing Lender from time to time, requesting such Issuing Lender to issue a Letter of Credit.
               “Assignment and Acceptance” shall have the meaning assigned thereto in Section 14.10(b)(ii).
               “Base Rate” means, at any time, the higher of (a) the Prime Rate and (b) the sum of (i) the Federal Funds Rate plus (ii) 1/2 of 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate or the Federal Funds Rate.
               “Base Rate Loan” means any Revolving Credit Loan bearing interest at a rate based upon the Base Rate as provided in Section 5.1(a).
               “Borrower” means Jones Apparel Group USA, Inc.
               “Business Day” means (a) any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina, Philadelphia, Pennsylvania and New York, New York, are not authorized or required by law to remain closed for the conduct of their commercial banking business, (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Rate Loan, the term “Business Day” shall also exclude any day on which banks are not open for trading in Dollar deposits in the London interbank market, (c) with respect to all notices and determinations in connection with, and payment of principal and interest on, any L/C Obligation denominated in an Alternative Currency, the term “Business Day” shall also exclude any day on which banks in London do not provide quotations for deposits denominated in such Alternative Currency and (d) with respect to all notices and determinations in connection with, and payment of principal and interest on, any Competitive Bid Loan denominated in an Alternative Currency and bearing interest at the Floating Rate, the term “Business Day” shall also exclude any day on which banks in London do not provide quotations for deposits denominated in such Alternative Currency.
               “Capital Lease” means, with respect to the Credit Parties and their Subsidiaries, any lease of any property that should, in accordance with GAAP, be classified and accounted for as a capital lease on a Consolidated balance sheet of the Credit Parties and their Subsidiaries.
               “Change in Control” shall have the meaning assigned thereto in Section 12.1(h).
               “Closing Date” means the date of this Agreement or such later Business Day upon which each condition described in Section 6.2 shall be satisfied or waived in all respects.
               “Code” means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended, supplemented or otherwise modified from time to time.

               “Competitive Bid Borrowing” means a borrowing consisting of simultaneous Competitive Bid Loans from each of the Lenders whose offer to make one or more Competitive Bid Loans as part of such borrowing has been accepted under the competitive bidding procedure described in Article IV.
               “Competitive Bid Loan” means an advance by a Lender to the Borrower as part of a Competitive Bid Borrowing resulting from the competitive bidding procedure described in Article IV and refers to a Fixed Rate Loan or a Floating Rate Loan.
               “Competitive Bid Note” means a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from a Competitive Bid Loan made by such Lender.
               “Consolidated” means, when used with reference to financial statements or financial statement items of the Credit Parties and their Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.
               “Correspondent” means any financial institution designated by an Issuing Lender to act as such Issuing Lender’s correspondent hereunder with respect to the distribution and payment of Letters of Credit denominated in an Alternative Currency.
               “Credit Facility” means the collective reference to the Revolving Credit Facility and the L/C Facility.
               “Credit Parties” means each of the Additional Obligors and the Borrower.
               “Debt” means, with respect to the Credit Parties and their Subsidiaries at any date and without duplication, the sum of the following calculated in accordance with GAAP: (a) all liabilities, obligations and indebtedness, in each case for borrowed money including but not limited to obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person, (b) all obligations to pay the deferred purchase price of property or services of any such Person, except trade payables arising in the ordinary course of business, (c) all obligations of any such Person as lessee under Capital Leases, (d) all Debt of any other Person secured by a Lien on any asset of any such Person, (e) all Guaranty Obligations of any such Person, (f) all obligations, contingent or otherwise, of any such Person relative to the amount of drawn letters of credit not reimbursed as required by the terms thereof, including without limitation any Reimbursement Obligation not reimbursed as required by the terms hereof, and banker’s acceptances issued for the account of any such Person, and (g) all net obligations incurred by any such Person pursuant to Hedging Agreements.
               “Default” means any of the events specified in Section 12.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.
               “Dispute” shall have the meaning assigned thereto in Section 14.6.
               “Dollar Amount” shall mean (a) with regard to any Obligation denominated in Dollars, the amount thereof and (b) with regard to any Obligation denominated in an Alternative Currency, the amount of Dollars which is equivalent to the sum of (i) the amount so expressed in an Alternative Currency at the applicable-quoted spot rate on the appropriate page of the Reuter’s Screen as determined by the Administrative Agent at the relevant time; plus (ii) any amounts owed by the Borrower pursuant to Section 3.5(b).
               “Dollars” or “$” means, unless otherwise qualified, dollars in lawful currency of the United States.
               “EBITDAR” means, with respect to the Credit Parties and their Subsidiaries on a Consolidated basis for any period, the sum of (a) Net Income for such period, plus (b) the sum of the following to the extent deducted in the determination of Net Income: (i) income and franchise taxes, (ii) Interest Expense, (iii) amortization, depreciation, extraordinary non-cash losses and any other non-cash charges (including amortization or write-off of goodwill, transaction expenses, covenants not to compete and other intangible assets, and non-cash charges resulting from purchase accounting related to any acquisition otherwise permitted pursuant to the terms of this Agreement) and (iv) Rental Expense less (c) any items of extraordinary gain which were included in determining Net Income.
               “Eligible Assignee” means, with respect to any assignment of the rights, interest and obligations of a Lender hereunder, a Person that is at the time of such assignment (a) a commercial bank organized under the laws of the United States or any state thereof, having combined capital and surplus in excess of $500,000,000, (b) a commercial bank organized under the laws of any other country that is a member of the Organization of Economic Cooperation and Development, or a political subdivision of any such country, having combined capital and surplus in excess of $500,000,000, (c) a finance company, insurance company or other financial institution which in the ordinary course of business extends credit of the type extended hereunder and that has total assets in excess of $1,000,000,000, (d) already a Lender hereunder (whether as an original party to this Agreement or as the assignee of another Lender) or an Affiliate of a Lender hereunder, (e) the successor (whether by transfer of assets, merger or otherwise) to all or substantially all of the commercial lending business of the assigning Lender, (f) any SPC solely to the extent permitted by Section 14.10(h), or (g) any other Person that has been approved in writing as an Eligible Assignee by the Borrower and the Administrative Agent.
               “Employee Benefit Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of the Borrower or any ERISA Affiliate or (b) has at any time within the preceding six (6) years been maintained for the employees of the Borrower or any current or former ERISA Affiliate.
               “EMU” mean economic and monetary union as contemplated in the Treaty on European Union.
               “Environmental Laws” means any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, binding interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

               “ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended, supplemented or otherwise modified from time to time.
               “ERISA Affiliate” means any Person who together with the Borrower is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.
               “EURIBO Rate” means the rate appearing on Page 248 of the Moneyline Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in euro by reference to the Banking Federation of the European Union Settlement Rates for deposits in euro) at approximately 10:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for deposits in euro with a maturity comparable to such Interest Period or, if for any reason such rate is not available, the average (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the respective rates per annum at which deposits in euros are offered by the Reference Group in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the amount of the applicable Competitive Bid Loan.
               “euro” means the single currency of the European Union as constituted by the Treaty on European Union and as referred to in the legislative measures of the European Union for the introduction of, changover to or operation of the euro in one or more member states.
               “Eurodollar Reserve Percentage” means, for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.
               “Event of Default” means any of the events specified in Section 12.1, provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.
               “Existing Debt Securities” means the 7.50% Senior Notes due 2004, the 8 3/8% Series B Senior Notes due 2005, the 7.875% Senior Notes due 2006 and the Zero Coupon Convertible Senior Notes due 2021 of Jones Apparel Group.
               “Existing Loans” shall have the meaning assigned thereto in Section 6.2(f).
               “Extensions of Credit” means, as to any Lender at any time, (a) an amount equal to the sum of (i) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, and (ii) such Lender’s Revolving Credit Commitment Percentage of the Dollar Amount of (A) the L/C Obligations then outstanding and (B) the

Competitive Bid Loans then outstanding, or (b) the making of any Loan or participation in any Letter of Credit by such Lender, as the context requires.
               “Facility Fee” shall have the meaning assigned thereto in Section 5.3(a).
               “FDIC” means the Federal Deposit Insurance Corporation, or any successor thereto.
               “Federal Funds Rate” means, the rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) representing the daily effective federal funds rate as quoted by the Administrative Agent and confirmed in Federal Reserve Board Statistical Release H.15 (519) or any successor or substitute publication selected by the Administrative Agent. If, for any reason, such rate is not available, then “Federal Funds Rate” shall mean a daily rate which is determined, in the opinion of the Administrative Agent, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. (Charlotte time). Rates for weekends or holidays shall be the same as the rate for the most immediate preceding Business Day.
               “Fiscal Year” means the fiscal year of the Credit Parties and their Subsidiaries ending on December 31.
               “Fixed Rate Loan” has the meaning specified in Section 4.1(a).
               “Floating Rate Loan” means a Competitive Bid Loan bearing interest based on the EURIBO Rate or LIBOR.
               “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each state thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
               “GAAP” means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Credit Parties and their Subsidiaries throughout the period indicated.
               “Governmental Approvals” means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.
               “Governmental Authority” means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.
               “Granting Lender” shall have the meaning assigned thereto in Section 14.10(h).
               “Guaranty Obligation” means, with respect to the Credit Parties and their Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include (i) endorsements for collection or deposit in the ordinary course of business or (ii) a contractual commitment by one Person to invest in another Person for so long as such investment is expected to constitute a permitted investment under Section 11.4.
     “Hazardous Materials” means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law, (d) the discharge or emission or release of which requires a permit or license under any Applicable Law or other Governmental Approval, or (e) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.
     “Hedging Agreement” means any agreement with respect to an interest rate swap, collar, cap, floor or forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of any Credit Party, and any confirming letter executed pursuant to such hedging agreement, all as amended, restated or otherwise modified from time to time.
     “Interest Coverage Ratio” shall have the meaning assigned thereto in Section 10.1.
     “Interest Expense” means, for any period, total interest expense (including, without limitation, interest expense attributable to Capital Leases) determined on a consolidated basis, without duplication, for the Credit Parties and their Subsidiaries in accordance with GAAP.
     “Interest Period” shall have the meaning assigned thereto in Section 5.1(b).
     “ISP 98” means the International Standby Practices (1998 Revision, effective January 1, 1999), International Chamber of Commerce Publication No. 590.
     “Issuing Lender” means Wachovia, Citibank, N.A., JPMorgan Chase Bank and Bank of America, N.A., each in its capacity as issuer of any Letter of Credit, and any other Lender mutually acceptable and on terms satisfactory to the Borrower, the Administrative Agent and such Lender; and Issuing Lenders means all such Lenders.
     “Jones Apparel Group” means Jones Apparel Group, Inc., a Pennsylvania corporation.

     “Jones Apparel Group Holdings” means Jones Apparel Group Holdings, Inc., a Delaware corporation.
     “Kasper, Ltd.” means Kasper, Ltd., a Delaware corporation.
     “L/C Commitment” means One Billion Dollars ($1,000,000,000).
     “L/C Facility” means the letter of credit facility established pursuant to Article III hereof.
     “L/C Fee” shall have the meaning assigned thereto in Section 3.3(a).
     “L/C Obligations” means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5.
     “L/C Participants” means the collective reference to all the Lenders having a Revolving Credit Commitment other than the applicable Issuing Lender.
     “Lender” means each Person executing this Agreement as a Lender set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Section 14.10 other than any party hereto that ceases to be a party hereto pursuant to any Assignment and Acceptance.
     “Lending Group Members” means the collective reference to (a) the Lenders party to this Agreement and (b) the lenders party to the Three-Year Credit Agreement.
     “Lending Office” means, with respect to any Lender, for Revolving Credit Loans, the office of such Lender maintaining such Lender’s Revolving Credit Commitment Percentage of the Revolving Credit Loans and, in the case of a Competitive Bid Loan, the office of such Lender notified by such Lender to the Agent as its Lending Office with respect to such Competitive Bid Loan.
     “Letters of Credit” shall have the meaning assigned thereto in Section 3.1.
     “LIBOR” means the rate of interest per annum determined on the basis of the rate for deposits in Dollars or an Alternative Currency (other than euro) in minimum amounts of at least $5,000,000 or the approximate Dollar Amount thereof, in the case of an Alternative Currency, for a period equal to the applicable Interest Period which appears on the Moneyline Telerate Markets Screen 3750 (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in such currency in the London interbank market) at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period (rounded upward, if necessary, to the nearest one hundredth of one percent (1/100%)). If, for any reason, such rate does not appear on Moneyline Telerate Markets Screen 3750, then “LIBOR” shall be determined by the Administrative Agent to be the arithmetic average (rounded upward, if necessary, to the nearest one-hundredth of one percent (1/100%)) of the rate per annum at which deposits in Dollars or an Alternative Currency would be offered by the Reference Group in the London interbank market to the Administrative Agent as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period and in an amount substantially equal to the amount of the applicable Revolving Credit Loan or the applicable Competitive Bid Loan, as the case may be.
     “LIBOR Rate” means a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by the Administrative Agent pursuant to the following formula:

LIBOR RATE	=	LIBOR

1.00 — Eurodollar Reserve Percentage
     “LIBOR Rate Loan” means any Revolving Credit Loan bearing interest at a rate based upon the LIBOR Rate as provided in Section 5.1(a).
     “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.
     “Loan” means a Revolving Credit Loan or a Competitive Bid Loan.
     “Loan Documents” means, collectively, this Agreement, the Notes, the Applications and each other document, instrument and agreement executed and delivered by any Credit Party, its Subsidiaries or their counsel in connection with this Agreement, all as may be amended, restated, supplemented or otherwise modified.
     “Material Adverse Effect” means, with respect to the Credit Parties or any of their Subsidiaries, a material adverse effect on the business, assets, operations or financial condition of the Credit Parties and their Subsidiaries taken as a whole or the ability of any such Person to perform its obligations under the Loan Documents, in each case to which it is a party.
     “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making (or has made), or is accruing (or has accrued) an obligation to make, contributions either presently or within the preceding six years.
     “Net Income” means, with respect to the Credit Parties and their Subsidiaries for any period, the Consolidated net income (or loss) of the Credit Parties and their Subsidiaries for such period determined in accordance with GAAP; provided, that there shall be excluded from net income (or loss) of a Person (the “computing Person”), the income (or loss) of any Person (other than a Subsidiary of the computing Person) in which the computing Person has an ownership interest unless received by the computing Person in a cash distribution.
     “Net Worth” means, with respect to the Credit Parties and their Subsidiaries, as of any date, the total shareholders’ equity that would appear on a Consolidated balance sheet of the Credit Parties and their Subsidiaries prepared as of such date in accordance with GAAP.
     “Nine West Footwear” means Nine West Footwear Corporation, a Delaware corporation.
     “Note” means a Revolving Credit Note or a Competitive Bid Note.
     “Notice of Account Designation” shall have the meaning assigned thereto in Section 2.2(b).
     “Notice of Competitive Bid Borrowing” shall have the meaning assigned thereto in Section 4.1.
     “Notice of Conversion/Continuation” shall have the meaning assigned thereto in Section 5.2.
     “Notice of Prepayment” shall have the meaning assigned thereto in Section 2.3(c).
     “Notice of Revolving Credit Borrowing” shall have the meaning assigned thereto in Section 2.2(a).
     “Obligations” means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) the L/C Obligations, (c) all payment and other obligations owing by the Credit Parties to any Lender or Affiliate of a Lender or the Administrative Agent under any Hedging Agreement with any Lender or Affiliate of a Lender (which such Hedging Agreement is permitted hereunder), and (d) all other fees and commissions (including attorney’s fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Credit Parties to the Lenders or the Administrative Agent, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, in each case under or in respect of this Agreement, any Note, any Letter of Credit or any of the other Loan Documents.
     “Officer’s Compliance Certificate” shall have the meaning assigned thereto in Section 8.2.
     “Operating Lease” shall mean, as to any Person, as determined in accordance with GAAP, any lease of property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease.
     “Other Taxes” shall have the meaning assigned thereto in Section 5.12(b).
     “Outstanding Letters of Credit” means each letter of credit described on Schedule 1.1(b) and outstanding as of the Closing Date.
     “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor agency.

     “Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code.
     “Permitted Investment Policy” of the Credit Parties means the investment policy of the Credit Parties as in effect on the date of this Agreement which has been approved by the Board of Directors of Jones Apparel Group, as amended, restated, supplemented or otherwise modified from time to time.
     “Permitted Lines of Business” shall have the meaning assigned thereto in Section 9.9.
     “Person” means an individual, corporation, limited liability company, partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.
     “Pounds Sterling” means, unless otherwise qualified, pounds sterling in lawful currency of the United Kingdom.
     “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by Wachovia as its prime rate in effect at its principal office in Charlotte, North Carolina. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by Wachovia as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.
     “Prior Credit Agreement” shall have the meaning assigned thereto in the Preliminary Statement.
     “Prior Lenders” means, collectively, the lenders party to the Prior Credit Agreement.
     “Reference Group” shall mean the Lenders party to this Agreement on the Closing Date.
     “Register” shall have the meaning assigned thereto in Section 2.4(a).
     “Reimbursement Obligation” means the obligation of the Borrower to reimburse each Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.
     “Rental Expense” means all obligations of the Credit Parties or any of their Subsidiaries for payments under Operating Leases.
     “Required Agreement Lenders” means, at any date, any combination of Lenders whose Revolving Credit Commitment Percentage equals at least fifty-one percent (51%) of the Revolving Credit Commitment or if the Revolving Credit Commitment has been terminated, any combination of Lenders who collectively hold at least fifty-one percent (51%) of the aggregate unpaid principal amount of the Extensions of Credit (other than Competitive Bid Loans).

     “Required Lenders” means, at any date, any combination of Lending Group Members whose Total Committed Percentage equals at least fifty-one percent (51%) of the Total Committed Amount.
     “Responsible Officer” means any of the following: the chairman, president, chief executive officer, chief financial officer or vice president and corporate controller of the Borrower or Jones Apparel Group or any other officer of the Borrower or Jones Apparel Group reasonably acceptable to the Administrative Agent.
     “Revolving Credit Commitment” means (a) as to any Lender, the obligation of such Lender to make Revolving Credit Loans to the Borrower and to participate in Letters of Credit hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.1(a) hereto as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof and (b) as to all Lenders, the aggregate Revolving Credit Commitment of all Lenders to make Revolving Credit Loans, as such amount may be reduced at any time or from time to time pursuant to the terms hereof. The Revolving Credit Commitment of all Lenders on the Closing Date shall be One Billion Dollars ($1,000,000,000).
     “Revolving Credit Commitment Percentage” means, as to any Lender at any time, the ratio of (a) the amount of the Revolving Credit Commitment of such Lender to (b) the Revolving Credit Commitment of all of the Lenders.
     “Revolving Credit Facility” means the revolving credit facility established pursuant to Article II hereof.
     “Revolving Credit Loans” means any revolving loan made to the Borrower pursuant to Section 2.1, and all such revolving loans collectively as the context requires.
     “Revolving Credit Notes” means the collective reference to the Revolving Credit Notes made by the Borrower under this Agreement payable to the order of any such Lender requesting such note, substantially in the form of Exhibit A-1 hereto, evidencing the obligation owed to such Lender under the Revolving Credit Facility, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part; “Revolving Credit Note” means any of such Revolving Credit Notes.
     “Revolving Credit Termination Date” means the earliest of the dates referred to in Section 2.6.
     “SPC” shall have the meaning assigned thereto in Section 14.10(h).
     “Subordinated Debt” means the collective reference to Debt on Schedule 7.1(p) hereof designated as Subordinated Debt and any other Debt of the Credit Parties or any Subsidiary thereof subordinated in right and time of payment to the Obligations and otherwise permitted hereunder.
     “Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be Consolidated with those of the parent in the parent’s Consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent. Unless otherwise qualified references to “Subsidiary” or “Subsidiaries” herein shall refer to those of the Borrower.
     “Syndication Agents” means Citibank, N.A. and JPMorgan Chase Bank, each in their capacity as syndication agent hereunder, and any successor thereto.
     “Taxes” shall have the meaning assigned thereto in Section 5.12(a).
     “Termination Event” means: (a) a “Reportable Event” described in Section 4043 of ERISA, or (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan, or (g) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA, or (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.
     “Three-Year Credit Agreement” means the Three-Year Credit Agreement dated as of June 10, 2003 by and among the Borrower, the Additional Obligors thereunder, the Administrative Agent thereunder and the financial institutions party thereto, as amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time.
     “Three-Year Credit Agreement Obligations” means the obligations of the Borrower and the Additional Obligors thereunder under the Three-Year Credit Agreement.
     “Total Committed Amount” means (a) as to any Lending Group Member, the sum of (i) the Revolving Credit Commitment of such Lending Group Member (or, if such Revolving Credit Commitment has been terminated, the aggregate unpaid principal amount of all outstanding Extensions of Credit (other than Competitive Bid Loans) of such Lending Group Member) plus (ii) the Revolving Credit Commitment (as defined in the Three-Year Credit Agreement) of such Lending Group Member (or, if such Revolving Credit Commitment has been terminated, the aggregate unpaid principal amount of all outstanding Extensions of Credit (as defined in the Three-Year Credit Agreement) of such Lending Group Member) and (b) as to all Lenders, the aggregate Total Committed Amount of all Lending Group Members.

     “Total Committed Percentage” means, as to any Lending Group Member at any time, the ratio of (a) the amount of the Total Committed Amount of such Lending Group Member to (b) the aggregate Total Committed Amount of all Lending Group Members.
     “Treaty on European Union” means the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (signed February 7, 1992), as amended from time to time.
     “UCC” means the Uniform Commercial Code as in effect in the State of New York, as amended, restated or otherwise modified from time to time.
     “Uniform Customs” means the Uniform Customs and Practice for Documentary Credits (1994 Revision), International Chamber of Commerce Publication No. 500.
     “United States” means the United States of America.
     “Utilization Fee” shall have the meaning assigned thereto in Section 5.3(b).
     “Wachovia” means Wachovia Bank, National Association, a national banking association, and its successors.
     “Wholly-Owned” means, with respect to a Subsidiary, that all of the shares of capital stock or other ownership interests of such Subsidiary (other than directors’ qualifying shares) are, directly or indirectly, owned or controlled by any Credit Party and/or one or more of its Wholly-Owned Subsidiaries.
SECTION 1.2. General. Unless otherwise specified, a reference in this Agreement to a particular section, subsection, Schedule or Exhibit is a reference to that section, subsection, Schedule or Exhibit of this Agreement. Terms defined in this Agreement and the Three-Year Credit Agreement shall be construed consistently and no term defined herein shall be limited or restricted by any similar definition in the Three-Year Credit Agreement nor shall any such term herein limit or restrict any similar definition in the Three-Year Credit Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter. Any reference herein to “Charlotte time” shall refer to the applicable time of day in Charlotte, North Carolina.
SECTION 1.3. Other Definitions and Provisions. (a) Use of Capitalized Terms. Unless otherwise defined therein, all capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.
     (b) Miscellaneous. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
     (c) Any reference or usage of the word “amount” herein as it pertains to any Obligation denominated in an Alternative Currency shall be deemed to be a reference or usage of the term “Dollar Amount.”

ARTICLE II REVOLVING CREDIT FACILITY
SECTION 2.1. Revolving Credit Loans. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Revolving Credit Loans in Dollars to the Borrower from time to time from the Closing Date through the Revolving Credit Termination Date as requested by the Borrower in accordance with the terms of Section 2.2; provided, that (a) the aggregate principal amount of all outstanding Revolving Credit Loans (after giving effect to any amount requested) shall not exceed the Revolving Credit Commitment less the sum of (i) all outstanding L/C Obligations and (ii) the aggregate principal amount of all Competitive Bid Loans then outstanding and (b) the principal amount of outstanding Revolving Credit Loans from any Lender to the Borrower shall not at any time exceed such Lender’s Revolving Credit Commitment less such Lender’s participations in outstanding L/C Obligations. Each Revolving Credit Loan by a Lender shall be in a principal amount equal to such Lender’s Revolving Credit Commitment Percentage of the aggregate principal amount of Revolving Credit Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrower may borrow, repay and reborrow Revolving Credit Loans hereunder until the Revolving Credit Termination Date.
SECTION 2.2. Procedure for Advances of Revolving Credit Loans. (a) Requests for Borrowing. The Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached hereto as Exhibit B-1 (a “Notice of Revolving Credit Borrowing”) not later than 11:00 a.m. (Charlotte time) (i) on the same Business Day as each Base Rate Loan and (ii) at least three (3) Business Days before each LIBOR Rate Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be in an amount equal to the unused amount of the Revolving Credit Commitment, or if less, (x) with respect to Base Rate Loans in an aggregate principal amount of $1,000,000 or a whole multiple of $250,000 in excess thereof and (y) with respect to LIBOR Rate Loans in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof, (C) whether such Revolving Credit Loan is to be a LIBOR Rate Loan or Base Rate Loan, and (D) in the case of a LIBOR Rate Loan, the duration of the Interest Period applicable thereto. Notices received after 11:00 a.m. (Charlotte time) shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Revolving Credit Borrowing.
     (b) Disbursement of Revolving Credit Loans. Not later than 2:00 p.m. (Charlotte time) on the proposed borrowing date, each Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Lender’s Revolving Credit Commitment Percentage of the Revolving Credit Loans to be made on such borrowing date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section 2.2 in immediately available funds by crediting or wiring such proceeds to the deposit account of the Borrower identified in the most recent notice of account designation, substantially in the form of Exhibit C hereto (a “Notice of Account Designation”), delivered by the Borrower to the Administrative Agent or as may be otherwise agreed upon by the Borrower and the Administrative Agent from time to time. Subject to Section 5.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Revolving Credit Loan requested pursuant to this Section 2.2 for which any Lender is responsible to the extent that such Lender has not made available to the Administrative Agent its Revolving Credit Commitment Percentage of such Revolving Credit Loan.

SECTION 2.3. Repayment of Revolving Credit Loans. (a) Repayment on Termination Date. The Borrower shall repay the outstanding principal amount of all Revolving Credit Loans in full on the Revolving Credit Termination Date, with all accrued but unpaid interest thereon.
     (b) Mandatory Repayment of Excess Extensions of Credit. (i) If at any time the outstanding principal amount of all Revolving Credit Loans plus the sum of the Dollar Amount of (A) all outstanding L/C Obligations and (B) all Competitive Bid Loans exceeds the Revolving Credit Commitment, the Borrower shall repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Lenders, Revolving Credit Loans and/or furnish cash collateral reasonably satisfactory to the Administrative Agent or repay the L/C Obligations in an amount equal to such excess. Such cash collateral shall be applied in accordance with Section 12.2(b).
          (ii) Excess Alternative Currency Letters of Credit. If the Administrative Agent shall determine that the outstanding principal Dollar Amount of all outstanding Letters of Credit denominated in an Alternative Currency exceeds one hundred and five percent (105%) of the lesser of (A) the L/C Commitment less the sum of the outstanding principal amount of all L/C Obligations denominated in Dollars and (B) the Alternative Currency L/C Commitment, in each case as of the last Business Day of any calendar month during the term hereof, then not later than three (3) Business Days after notice of the amount of such excess from the Administrative Agent to the Borrower, the Borrower shall deposit an amount in Dollars equal to such excess with the Administrative Agent to be held as cash collateral in accordance with Section 12.2(b).
     (c) Optional Repayments. The Borrower may at any time and from time to time repay the Revolving Credit Loans, in whole or in part, upon at least three (3) Business Days’ irrevocable notice to the Administrative Agent with respect to LIBOR Rate Loans and one (1) Business Day’s irrevocable notice with respect to Base Rate Loans, in the form attached hereto as Exhibit D (a “Notice of Prepayment”) specifying the date and amount of repayment and whether the repayment is of LIBOR Rate Loans, Base Rate Loans, or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of $1,000,000 or a whole multiple of $250,000 in excess thereof with respect to Base Rate Loans and $5,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to LIBOR Rate Loans.
     (d) Limitation on Repayment of LIBOR Rate Loans. The Borrower may not repay any LIBOR Rate Loan on any day other than on the last day of the Interest Period applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section 5.10 hereof.
SECTION 2.4. Evidence of Debt. (a) The Administrative Agent shall maintain a register and a subaccount therein for each Lender (the “Register”), in which shall be recorded (i) the amount of each Revolving Credit Loan made hereunder, including each Revolving Credit Loan evidenced by a Revolving Credit Note, and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.
     (b) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.4(a) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded, absent manifest error; provided, however, that the failure of the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Revolving Credit Loans made to the Borrower in accordance with the terms of this Agreement.
     (c) The Borrower hereby agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a Revolving Credit Note of such Borrower evidencing the Revolving Credit Loans of such Lender, substantially in the form of Exhibit A-1.
SECTION 2.5. Permanent Reduction of the Revolving Credit Commitment (a) Voluntary Reduction. The Borrower shall have the right at any time and from time to time, upon at least five (5) Business Days’ prior written notice to the Administrative Agent, to permanently reduce, without premium or penalty, (i) the entire Revolving Credit Commitment at any time or (ii) portions of the Revolving Credit Commitment, from time to time, in an aggregate principal amount not less than $5,000,000 or any whole multiple of $1,000,000 in excess thereof, provided further that the aggregate amount of the Revolving Credit Commitments of the Lenders shall not be reduced to an amount that is less than the aggregate principal Dollar Amount of the Competitive Bid Loans then outstanding.
     (b) Each permanent reduction of the Revolving Credit Commitment made pursuant to this Section 2.5 shall be accompanied, if necessary, by a payment of principal sufficient to reduce the aggregate outstanding Revolving Credit Loans and L/C Obligations, as applicable, after such reduction to the Revolving Credit Commitment as so reduced and if the Revolving Credit Commitment as so reduced is less than the aggregate amount of all outstanding Letters of Credit, the Borrower shall be required to deposit in a cash collateral account opened by the Administrative Agent an amount equal to the amount by which the aggregate then undrawn and unexpired amount of such Letters of Credit exceeds the Revolving Credit Commitment as so reduced. Any reduction of the Revolving Credit Commitment to zero (including upon termination of the Revolving Credit Facility on the Revolving Credit Termination Date) shall be accompanied by payment of all outstanding Revolving Credit Loans (and furnishing of cash collateral satisfactory to the Administrative Agent for all L/C Obligations) and shall result in the termination of the Revolving Credit Commitment and the Revolving Credit Facility. Such cash collateral shall be applied in accordance with Section 12.2(b). If the reduction of the Revolving Credit Commitment requires the repayment of any LIBOR Rate Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 5.10 hereof.
SECTION 2.6. Termination of Revolving Credit Facility. The Revolving Credit Facility shall terminate on the earliest of (a) June 15, 2009, (b) the date of termination of the entire Revolving Credit Commitment by the Borrower pursuant to Section 2.5(a), and (c) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 12.2(a).
ARTICLE III LETTER OF CREDIT FACILITY
SECTION 3.1. L/C Commitment. Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue trade and standby letters of credit (“Letters of Credit”) for the account of the Borrower and its specified Subsidiaries on any Business Day from the Closing Date to but not including the Revolving Credit Termination Date in such form as may be approved from time to time by such Issuing Lender; provided, however, that no Issuing Lender shall have any obligation to issue any

Letter of Credit if, after giving effect to such issuance, (a) the L/C Obligations would exceed the L/C Commitment or (b) the L/C Obligations on account of Letters of Credit denominated in an Alternative Currency would exceed the Alternative Currency L/C Commitment or (c) the aggregate principal amount of outstanding Revolving Credit Loans, plus the aggregate principal amount of L/C Obligations and all outstanding Competitive Bid Loans would exceed the Revolving Credit Commitment. Each Letter of Credit shall (i) be denominated in (A) Dollars, if such Letter of Credit is a standby Letter of Credit, or (B) Dollars or an Alternative Currency, if such Letter of Credit is a trade Letter of Credit, (ii) be a trade or standby letter of credit issued to support obligations of the Borrower or any of its Subsidiaries, contingent or otherwise, incurred in the ordinary course of business, (iii) expire on a date no later than ten Business Days prior to the Revolving Credit Termination Date, and (iv) be subject to the Uniform Customs and/or ISP 98, as set forth in the Application or as determined by the applicable Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of New York. No Issuing Lender shall at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any Applicable Law. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any existing Letters of Credit, unless the context otherwise requires. Each Outstanding Letter of Credit shall be deemed to have been issued under this Agreement.
SECTION 3.2. Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that any Issuing Lender issue a Letter of Credit (or amend, extend or renew an outstanding Letter of Credit) by delivering to such Issuing Lender at any Issuing Lender’s office at any address mutually acceptable to the Borrower and such Issuing Lender an Application therefor, including, if applicable, the office of such Issuing Lender’s Correspondent, completed to the satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender may reasonably request. Upon receipt of any Application, such Issuing Lender shall process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1 and Article VI hereof, promptly issue the Letter of Credit (or amend, extend or renew the outstanding Letter of Credit) requested thereby (but in no event shall any Issuing Lender be required to issue any Letter of Credit (or amend, extend or renew an outstanding Letter of Credit) earlier than three (3) Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by such Issuing Lender and the Borrower. Within fifteen (15) Business Days after the end of each month, the Administrative Agent shall report to each Lender the average daily outstandings for each day in such month for all Letters of Credit during the previous month.
SECTION 3.3. Fees and Other Charges. (a) The Borrower shall pay to the Administrative Agent, for the account of each Issuing Lender and the L/C Participants, a letter of credit fee (the “L/C Fee”) (i) with respect to each trade Letter of Credit, in an amount equal to the Applicable Margin for trade Letters of Credit times the average daily undrawn amount of such issued Letter of Credit as reported by the Administrative Agent pursuant to Section 3.2 and (ii) with respect to each standby Letter of Credit, in an amount equal to the Applicable Margin for standby Letters of Credit times the face amount of such Letter of Credit. Such fee shall be payable quarterly in arrears (x) for trade Letters of Credit, within fifteen (15) Business Days after the end of each calendar quarter and on the Revolving Credit Termination Date and (y) for standby Letters of Credit, within fifteen (15) Business Days after the end of each calendar quarter and on the Revolving Credit Termination Date.

     (b) In addition to the foregoing commission, the Borrower shall pay the Issuing Lenders an issuance fee of one eighth percent (1/8%) per annum on the face amount of each standby Letter of Credit, payable quarterly in arrears within fifteen (15) Business Days after the end of each calendar quarter of each calendar quarter and on the Revolving Credit Termination Date.
     (c) The Administrative Agent shall, promptly following its receipt thereof, distribute to each Issuing Lender and the L/C Participants all fees received by the Administrative Agent in accordance with their respective Revolving Credit Commitment Percentages.
SECTION 3.4. L/C Participations. (a) Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce such Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from such Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Revolving Credit Commitment Percentage in such Issuing Lender’s obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by such Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any Letter of Credit for which such Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to such Issuing Lender upon demand at such Issuing Lender’s address for notices specified herein an amount in Dollars equal to such L/C Participant’s Revolving Credit Commitment Percentage of the Dollar Amount of such draft, or any part thereof, which is not so reimbursed, such payment to be made by the making of a Base Rate Loan in Dollars pursuant to Section 3.5(c) below.
     (b) Upon becoming aware of any amount required to be paid by any L/C Participant to any Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit, the Administrative Agent shall notify each L/C Participant of the amount and due date of such required payment and such L/C Participant shall pay to such Issuing Lender the amount specified on the applicable due date. If any such amount is paid to such Issuing Lender after the date such payment is due, such L/C Participant shall pay to such Issuing Lender on demand, in addition to such amount, the product of (i) such amount, times (ii) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of any Issuing Lender with respect to any amounts owing under this Section 3.4(b) shall be conclusive in the absence of manifest error. With respect to payment to any Issuing Lender of the unreimbursed amounts described in this Section 3.4(b), if the L/C Participants receive notice that any such payment is due (A) prior to 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due on the following Business Day.
     (c) Whenever, at any time after any Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its Revolving Credit Commitment Percentage of such payment in accordance with this Section 3.4, such Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, or any payment of interest on account thereof), such Issuing Lender will distribute to such L/C Participant its pro rata share thereof in accordance with such L/C Participant’s Revolving Credit

Commitment Percentage; provided, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to such Issuing Lender the portion thereof previously distributed by such Issuing Lender to it.
SECTION 3.5. Reimbursement. (a) Reimbursement by the Borrower. The Borrower agrees to reimburse each Issuing Lender on each date the Administrative Agent notifies the Borrower of the date and amount of a draft paid under any Letter of Credit for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by any Issuing Lender in connection with such payment (other than those payable pursuant to Section 3.5(b) below). Each such payment shall be made to any Issuing Lender at its address for notices specified herein (i) in Dollars if such Letter of Credit was denominated in Dollars or (ii) in Dollars or the applicable Alternative Currency, at the option of the Borrower, if such Letter of Credit was denominated in an Alternative Currency, and in each case, in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Article III from the day immediately following the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding Base Rate Loans which were then overdue.
     (b) Exchange Indemnification and Increased Costs. The Borrower shall, upon demand from any Issuing Lender or L/C Participant, pay to such Issuing Lender or L/C Participant, the amount of (i) any loss or cost or increased cost incurred by such Issuing Lender or L/C Participant, (ii) any reduction in any amount payable to or in the effective return on the capital to such Issuing Lender or L/C Participant, (iii) any currency exchange loss, in each case with respect to clauses (i), (ii) and (iii), that such Issuing Lender or L/C Participant sustains as a result of the Borrower’s repayment in Dollars of any Letter of Credit denominated in an Alternative Currency or (iv) any interest or any other return, including principal, foregone by such Issuing Lender as a result of the introduction of, change over to or operation of the euro in any member state participating in the euro. A certificate of such Issuing Lender setting forth in reasonable detail the basis for determining such additional amount or amounts necessary to compensate such Issuing Lender shall be conclusively presumed to be correct save for manifest error.
     (c) Reimbursement by the Lenders. If the Borrower fails to timely reimburse such Issuing Lender on the date the Borrower receives the notice referred to in this Section 3.5, the Borrower shall be deemed to have timely given a Notice of Revolving Credit Borrowing pursuant to Section 2.2 hereunder to the Administrative Agent requesting the Lenders to make a Base Rate Loan on such date in an amount in Dollars equal to the Dollar Amount (as of the date of funding of such Base Rate Loan by each Lender) of such draft paid, together with any taxes, fees, charges or other costs or expenses incurred by any Issuing Lender and to be reimbursed pursuant to this Section 3.5 and, regardless of whether or not the conditions precedent specified in Article VI have been satisfied, the Lenders shall make Base Rate Loans in such amount, the proceeds of which shall be applied to reimburse such Issuing Lender for the amount of the related drawing and costs and expenses. Notwithstanding the foregoing, nothing in this Section 3.5 shall obligate the Lenders to make such Base Rate Loans if the making of such Base Rate Loans would violate the automatic stay under federal bankruptcy laws.
SECTION 3.6. Obligations Absolute. The Borrower’s obligations under this Article III (including without limitation the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against any Issuing Lender or any beneficiary of a Letter of Credit. The Borrower also agrees with each Issuing Lender that no Issuing Lender shall be responsible for, and the Borrower’s Reimbursement Obligation under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by such Issuing Lender’s gross negligence or willful misconduct. The Borrower agrees that any action taken or omitted by any Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs and/or ISP 98, as set forth in the Application or as determined by the Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of New York, shall be binding on the Borrower and shall not result in any liability of any Issuing Lender to the Borrower. The responsibility of each Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.
SECTION 3.7 Effect of Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.
ARTICLE IV COMPETITIVE BID FACILITY
SECTION 4.1. Bidding Procedure. Each Lender severally agrees that the Borrower may make Competitive Bid Borrowings under this Section 4.1 from time to time on any Business Day during the period from the Closing Date until the date occurring 30 days prior to the Revolving Credit Termination Date in the manner set forth below; provided that, following the making of each Competitive Bid Borrowing, the aggregate Dollar Amount of all Loans and all L/C Obligations then outstanding shall not exceed the aggregate amount of the Revolving Credit Commitments of the Lenders.
     (a) The Borrower may request a Competitive Bid Borrowing under this Section 4.1 by delivering to the Administrative Agent, by telecopier or telex, a notice of a Competitive Bid Borrowing (a “Notice of Competitive Bid Borrowing”), in substantially the form of Exhibit B-2 hereto, specifying therein the requested (i) date of such proposed Competitive Bid Borrowing, (ii) aggregate amount of such proposed Competitive Bid Borrowing, (iii) interest rate basis and day count convention to be offered by the Lenders, (iv) currency of such proposed Competitive Bid Borrowing, (v) in the case of a Competitive Bid Borrowing consisting of Floating Rate Loans, Interest Period, or in the case of a Competitive Bid Borrowing consisting of Fixed Rate Loans, maturity date for repayment of each Fixed Rate Loan to be made as part of such Competitive Bid Borrowing (which maturity date may not be earlier than the date occurring seven days after the date of such Competitive Bid Borrowing or later than the earlier of (A) 365 days after the date of such Competitive Bid Borrowing and (B) the Revolving Credit Termination Date), (vi) interest payment date or dates relating thereto, (vii) location of the Borrower’s account to which funds are to be advanced and (viii) other terms (if any)

to be applicable to such Competitive Bid Borrowing, not later than (1) 10:00 A.M. (Charlotte time) at least two Business Days prior to the date of the proposed Competitive Bid Borrowing, if the Borrower shall specify in the Notice of Competitive Bid Borrowing that the rates of interest to be offered by the Lenders shall be fixed rates per annum (the Loans comprising any such Competitive Bid Borrowing being referred to herein as “Fixed Rate Loans”) and that the Loans comprising such proposed Competitive Bid Borrowing shall be denominated in Dollars, (2) 10:00 A.M. (Charlotte time) at least four Business Days prior to the date of the proposed Competitive Bid Borrowing, if the Borrower shall specify in the Notice of Competitive Bid Borrowing that the Loans comprising such Competitive Bid Borrowing shall be Floating Rate Loans denominated in Dollars, (3) 10:00 A.M. (London time) at least two Business Days prior to the date of the proposed Competitive Bid Borrowing, if the Borrower shall specify in the Notice of Competitive Bid Borrowing that the Loans comprising such proposed Competitive Bid Borrowing shall be Fixed Rate Loans denominated in any Alternative Currency and (4) 10:00 A.M. (London time) at least four Business Days prior to the date of the proposed Competitive Bid Borrowing, if the Borrower shall instead specify in the Notice of Competitive Bid Borrowing that the Loans comprising such Competitive Bid Borrowing shall be Floating Rate Loans denominated in any Alternative Currency. Each Notice of Competitive Bid Borrowing shall be irrevocable and binding on the Borrower. The Administrative Agent shall in turn promptly notify each Lender of each request for a Competitive Bid Borrowing received by it from the Borrower by sending such Lender a copy of the related Notice of Competitive Bid Borrowing.
     (b) Each Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Competitive Bid Loans to the Borrower as part of such proposed Competitive Bid Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Administrative Agent (which shall give prompt notice thereof to the Borrower), (i) before 9:30 A.M. (Charlotte time) on the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Loans denominated in Dollars, (ii) before 10:00 A.M. (Charlotte time) three Business Days before the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Floating Rate Loans, denominated in Dollars, (iii) before 12:00 noon (London time) on the Business Day prior to the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Loans denominated in any Alternative Currency and (iv) before 12:00 noon (London time) on the third Business Day prior to the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Floating Rate Loans denominated in any Alternative Currency, of the minimum amount and maximum amount of each Competitive Bid Loan which such Lender would be willing to make as part of such proposed Competitive Bid Borrowing (which Dollar Amounts of such proposed Competitive Bid may exceed such Lender’s Revolving Credit Commitment), the rate or rates of interest therefor and such Lender’s Applicable Lending Office with respect to such Competitive Bid Loan; provided that if the Administrative Agent in its capacity as a Lender shall, in its sole discretion, elect to make any such offer, it shall notify the Borrower of such offer at least 30 minutes before the time and on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders. If any Lender shall elect not to make such an offer, such Lender shall so notify the Administrative Agent before 10:00 A.M. (Charlotte time) on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders, and such Lender shall not be obligated to, and shall not, make any Competitive Bid Loan as part of such Competitive Bid Borrowing; provided that the failure by any Lender to give such notice shall not cause such Lender to be obligated to make any Competitive Bid Loan as part of such proposed Competitive Bid Borrowing. The Administrative Agent shall promptly notify the Borrower by telecopy of each such offer made by a Lender, including all information required to be provided by the Lender in such offer by this Section 4.1(b) and the identity of the Lender making such offer
     (c) The Borrower shall, in turn, (i) before 10:30 A.M. (Charlotte time) on the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Loans denominated in Dollars, (ii) before 11:00 A.M. (Charlotte time) three Business Days before the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Floating Rate Loans denominated in Dollars, (iii) before 3:00 P.M. (London time) on the Business Day prior to the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Loans denominated in any Alternative Currency and (iv) before 3:00 P.M. (London time) on the third Business Day prior to the date of such Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Floating Rate Loans denominated in any Alternative Currency, either:
     (x) cancel such Competitive Bid Borrowing by giving the Administrative Agent notice to that effect, or
     (y) accept one or more of the offers made by any Lender or Lenders pursuant to paragraph (b) above, in its sole discretion, by giving notice to the Administrative Agent of the amount of each Competitive Bid Loan (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Borrower by the Administrative Agent on behalf of such Lender for such Competitive Bid Loan pursuant to paragraph (b) above) to be made by each Lender as part of such Competitive Bid Borrowing, and reject any remaining offers made by Lenders pursuant to paragraph (b) above by giving the Administrative Agent notice to that effect. The Borrower shall accept the offers made by any Lender or Lenders to make Competitive Bid Loans in order of the lowest to the highest rates of interest offered by such Lenders. If two or more Lenders have offered the same interest rate, the amount to be borrowed at such interest rate will be allocated among such Lenders in proportion to the amount that each such Lender offered at such interest rate (rounded to integral multiples of $1,000,000 in a manner satisfactory to the Borrower).
     (d) If the Borrower notifies the Administrative Agent that such Competitive Bid Borrowing is cancelled pursuant to paragraph (c)(x) above, the Administrative Agent shall give prompt notice thereof to the Lenders and such Competitive Bid Borrowing shall not be made.
     (e) If the Borrower accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (c)(y) above, the Administrative Agent shall in turn promptly notify (i) each Lender that has made an offer as described in paragraph (b) above, of the date and aggregate amount of such Competitive Bid Borrowing and whether or not any offer or offers made by such Lender pursuant to paragraph (b) above have been accepted by the Borrower, (ii) each Lender that is to make a Competitive Bid Loan as part of such Competitive Bid Borrowing, of the amount of each Competitive Bid Loan to be made by such Lender as part of such Competitive Bid Borrowing, and (iii) each Lender that is to make a Competitive Bid Loan as part of such Competitive Bid Borrowing, upon receipt, that the Administrative Agent has received forms of documents appearing to fulfill the conditions set forth in Section 6.4. Each Lender that is to make a Competitive Bid Loan as part of such Competitive Bid Borrowing shall, before 12:00 noon (Charlotte time), in the case of Competitive Bid Loans to be denominated in Dollars or 11:00 A.M. (London time), in the case of Competitive Bid Loans to be denominated in any Alternative Currency, on the date of such Competitive Bid Borrowing specified in the notice received from the Administrative Agent pursuant to clause (i) of the preceding sentence or any later time when such Lender shall have received notice from the Administrative Agent pursuant to clause (iii) of the preceding sentence, make available for the account of its Applicable Lending Office to the Administrative Agent (x) in the case of a Competitive Bid Borrowing denominated in Dollars, at its address referred to in Section 14.1(c), in same day funds, such Lender’s portion of such Competitive Bid Borrowing in Dollars and (y) in the case of a Competitive Bid Borrowing in an Alternative Currency, at the payment office for such Alternative Currency as shall have been notified by the Administrative Agent to the Lenders prior thereto, in same day funds, such Lender’s portion of such Competitive Bid Borrowing in such Alternative Currency. Upon fulfillment of the conditions set forth in Section 6.4 and promptly after receipt by the Administrative Agent of such funds, the Administrative Agent will make such funds available to the Borrower at the location specified by the Borrower in its Notice of Competitive Bid Borrowing. Promptly after each Competitive Bid Borrowing, the Administrative Agent will notify each Lender of the amount and tenor of the Competitive Bid Borrowing.
     (f) If the Borrower notifies the Administrative Agent that it accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (c)(y) above, such notice of acceptance shall be irrevocable and binding on the Borrower.
SECTION 4.2. Minimum Amounts. Each Competitive Bid Borrowing shall be in an aggregate Dollar Amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and, following the making of each Competitive Bid Borrowing, the Borrower shall be in compliance with the limitation set forth in the proviso to the first sentence of Section 4.1 above.
SECTION 4.3. Bidding Availability. Within the limits and on the conditions set forth in this Article IV, the Borrower may from time to time borrow under this Article IV, repay or prepay pursuant to Section 4.4 below, and reborrow under this Article IV, provided that a Competitive Bid Borrowing shall not be made within three Business Days of the date of any other Competitive Bid Borrowing.
SECTION 4.4. Repayment of Competitive Bid Loans. The Borrower shall repay to the Administrative Agent for the account of each Lender that has made a Competitive Bid Loan, on the last day of its Interest Period (in the case of Floating Rate Loans) or the maturity date (in the case of Fixed Rate Loans) of each Competitive Bid Loan (such Interest Period or maturity date being that specified by the Borrower for repayment of such Competitive Bid Loan in the related Notice of Competitive Bid Borrowing delivered pursuant to Section 4.1 (a) above and provided in the Competitive Bid Note evidencing such Competitive Bid Loan), the then unpaid principal amount of such Competitive Bid Loan. The Borrower shall have no right to prepay any principal amount of any Competitive Bid Loan unless, and then only on the terms, specified by the Borrower for such Competitive Bid Loan in the related Notice of Competitive Bid Borrowing delivered pursuant to Section 4.1 (a) above and set forth in the Competitive Bid Note evidencing such Competitive Bid Loan.
SECTION 4.5. Interest on Competitive Bid Loans. The Borrower shall pay interest on the unpaid principal amount of each Competitive Bid Loan from the date of such Competitive Bid Loan to the date the principal amount of such Competitive Bid Loan is repaid in full, at the rate of interest for such Competitive Bid Loan specified by the Lender making such Competitive Bid Loan in its notice with respect thereto delivered pursuant to Section 4.1 (b) above, payable on the interest payment date or dates specified by the Borrower for such Competitive Bid Loan in the related Notice of Competitive Bid Borrowing delivered pursuant to Section 4.1 (a) above, as provided in the Competitive Bid Note evidencing such Competitive Bid Loan. Upon the occurrence and during the continuance of an Event of Default (i) each Competitive Bid Loan denominated in an Alternative Currency shall be exchanged for a new Competitive Bid Loan for an equivalent amount of Dollars but with otherwise identical terms and conditions to the Competitive Bid Loan being exchanged and (ii) and the Borrower shall pay interest on the amount of unpaid principal of and interest on each Competitive Bid Loan owing to a Lender, payable in arrears on the date or dates interest is payable thereon, at a rate per annum equal at all times to 2% per annum above the rate per annum otherwise required to be paid on such Competitive Bid Loan under the terms of the Competitive Bid Note evidencing such Competitive Bid Loan unless otherwise agreed in such Competitive Bid Note. Computations in respect of Competitive Bid Loans shall be made by the Administrative Agent as specified in the applicable Notice of Competitive Bid Borrowing (or, in each case of Loans denominated in Alternative Currencies where market practice differs, in accordance with market practice), in each case for the actual number of days elapsed.
SECTION 4.6. Competitive Bid Notes. The indebtedness of the Borrower resulting from each Competitive Bid Loan made to the Borrower as part of a Competitive Bid Borrowing shall be evidenced by a separate Competitive Bid Note of the Borrower payable to the order of the Lender making such Competitive Bid Loan.
ARTICLE V GENERAL LOAN PROVISIONS
SECTION 5.1. Interest. (a) Interest Rate Options. Subject to the provisions of this Section 5.1, at the election of the Borrower, the aggregate principal balance of any Revolving Credit Loans shall bear interest at (i) the Base Rate plus the Applicable Margin or (ii) the LIBOR Rate plus the Applicable Margin; provided that LIBOR Rate Loans shall not be available until three (3) Business Days after the Closing Date unless the Borrower executes and delivers an indemnity in favor of the Administrative Agent and the Lenders in form and substance satisfactory to them. The Borrower shall select the rate of interest and Interest Period, if any, applicable to any Revolving Credit Loan at the time a Notice of Revolving Credit Borrowing is given pursuant to Section 2.2 or at the time a Notice of Conversion/Continuation is given pursuant to Section 5.2. Each Revolving Credit Loan or portion thereof bearing interest based on the Base Rate shall be a “Base Rate Loan”, and each Revolving Credit Loan or portion thereof bearing interest based on the LIBOR Rate shall be a “LIBOR Rate Loan.” Any Revolving Credit Loan or any portion thereof as to which the Borrower has not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan.
     (b) Interest Periods. In connection with each LIBOR Rate Loan and each Floating Rate Loan, the Borrower, by giving notice at the times described in Section 5.1(a) (or, in the case of a Floating Rate Loan, in the applicable Notice of Competitive Bid Borrowing), shall elect an interest period (each, an “Interest Period”) to be applicable to such Loan, which Interest

Period shall be a period of one (1), two (2), three (3), or six (6) months (or nine (9) or twelve (12) months or any other period if available from all Lenders) with respect to each LIBOR Rate (or, if applicable to a Floating Rate Loan, each EURIBO Rate); provided that:
     (i) the Interest Period shall commence on the date of advance of or conversion to any LIBOR Rate Loan or the date of advance of any Floating Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the next preceding Interest Period expires;
     (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;
     (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;
     (iv) no Interest Period shall extend beyond the Revolving Credit Termination Date; and
     (v) there shall be no more than six (6) Interest Periods for Revolving Credit Loans in effect at any time.
     (c) Default Rate. Subject to Section 12.3, at the discretion of the Administrative Agent and Required Lenders, upon the occurrence and during the continuance of an Event of Default, (i) the Borrower shall no longer have the option to request LIBOR Rate Loans, (ii) all outstanding LIBOR Rate Loans shall bear interest at a rate per annum two percent (2%) in excess of the rate then applicable to LIBOR Rate Loans, as applicable, until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans, and (iii) all outstanding Base Rate Loans shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans. Interest shall continue to accrue on the amount of Revolving Credit Loans outstanding after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.
     (d) Interest Payment and Computation. Interest on each Base Rate Loan shall be payable in arrears on the last Business Day of each calendar quarter commencing June 30, 2004; and interest on each LIBOR Rate Loan shall be payable on the last day of each Interest Period applicable thereto, and if such Interest Period exceeds three (3) months, at the end of each three (3) month interval during such Interest Period. Interest on LIBOR Rate Loans and all fees payable hereunder shall be computed on the basis of a 360-day year and assessed for the actual number of days elapsed and interest on Base Rate Loans shall be computed on the basis of a 365/66-day year and assessed for the actual number of days elapsed.
     (e) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under any of the Loan Documents charged or collected pursuant to the terms of this Agreement or pursuant to any other Loan Document exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent’s option (i) promptly refund to the Borrower any interest received by Lenders in excess of the maximum lawful rate or (ii) shall apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law.
SECTION 5.2. Notice and Manner of Conversion or Continuation of Revolving Credit Loans. Provided that no Event of Default has occurred and is then continuing, the Borrower shall have the option (a) to convert all or any portion of its outstanding Base Rate Loans in a principal amount equal to $5,000,000 or any whole multiple of $1,000,000 in excess thereof into one or more LIBOR Rate Loans and (b), (i) to convert all or any part of its outstanding LIBOR Rate Loans in a principal amount equal to $1,000,000 or a whole multiple of $250,000 in excess thereof into Base Rate Loans or (ii) to continue such LIBOR Rate Loans as LIBOR Rate Loans for an additional Interest Period; provided that if any conversion or continuation is made prior to the expiration of any Interest Period, the Borrower shall pay any amount required to be paid pursuant to Section 5.10 hereof. Whenever the Borrower desires to convert or continue Revolving Credit Loans as provided above, the Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit E (a “Notice of Conversion/Continuation”) not later than 11:00 a.m. (Charlotte time) three (3) Business Days before the day on which a proposed conversion or continuation of such Revolving Credit Loan is to be effective (except in the case of a conversion of a LIBOR Rate Loan to a Base Rate Loan in which case same day notice by the Borrower shall be sufficient) specifying (A) the Revolving Credit Loans to be converted or continued, and, in the case of any LIBOR Rate Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Revolving Credit Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued LIBOR Rate Loan. The Administrative Agent shall promptly notify the Lenders of such Notice of Conversion/Continuation.
SECTION 5.3. Fees. (a) Facility Fees. The Borrower shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable facility fee (the “Facility Fee”) at a rate per annum equal to the Applicable Margin on the full amount of the Revolving Credit Commitment, regardless of usage. The Facility Fee shall be payable in arrears on the last Business Day of each calendar quarter for the period commencing on the Closing Date and ending on the Revolving Credit Termination Date. The Facility Fee shall be distributed by the Administrative Agent to the Lenders pro rata in accordance with the Lenders’ respective Revolving Credit Commitment Percentages.
     (b) Utilization Fee. The Borrower shall pay a utilization fee (the “Utilization Fee”) at a rate per annum equal to 0.125% on the average amount of outstanding Loans during each fiscal quarter that such average exceeds 50% of the Revolving Credit Commitments (exclusive of any issued and outstanding Letters of Credit). The average amount of Loans for any fiscal quarter shall be calculated by the Administrative Agent (which such calculation shall be conclusively presumed correct save manifest error) as follows: (i) the sum of the principal amount of outstanding Loans at the close of business for each day during such fiscal quarter, divided by (ii) the total number of days of such fiscal quarter. The Utilization Fee shall be payable in arrears on the fifteenth (15th) day following written notification by the Administrative

Agent to the Borrower of the average for the preceding quarter and the resulting Utilization Fee. The Utilization Fee shall be distributed by the Administrative Agent to the Lenders pro rata in accordance with the Lenders’ respective Revolving Credit Commitment Percentage.
     (c) Administrative Agent’s and Other Fees. In order to compensate the Administrative Agent for its obligations hereunder, the Borrower agrees to pay to the Administrative Agent, for its account, the fees set forth in the separate fee letter agreement executed by the Borrower and the Administrative Agent dated May 25, 2004.

SECTION 5.4. Manner of Payment. Each payment by the Borrower on account of the principal of or interest on the Revolving Credit Loans or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement or any other Loan Document shall be made not later than 1:00 p.m. (Charlotte time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders (other than as set forth below) pro rata in accordance with their respective Revolving Credit Commitment Percentages (except as specified below), in Dollars, in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. (Charlotte time) on such day shall be deemed a payment on such date for the purposes of Section 12.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. (Charlotte time) shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each Lender at its address for notices set forth herein its pro rata share of such payment in accordance with such Lender’s Revolving Credit Commitment Percentage (except as specified below), and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent of the L/C Participants’ commissions shall be made in like manner, but for the account of the L/C Participants. Each payment to the Administrative Agent of Administrative Agent’s fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Article IV or Section 5.9, 5.10, 5.11, 5.12 or 14.2 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to Section 5.1(b)(ii), if any payment under this Agreement or any other Loan Document shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.
SECTION 5.5. Crediting of Payments and Proceeds. In the event that the Borrower shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 12.2, all payments received by the Lenders upon the Obligations and all net proceeds from the enforcement of the Obligations shall be applied first to all expenses then due and payable by the Borrower hereunder, then to all indemnity obligations then due and payable by the Borrower hereunder, then to all Administrative Agent’s fees then due and payable, then to all commitment and other fees and commissions then due and payable, then to accrued and unpaid interest hereunder or under any other Loan Document, and Reimbursement Obligation (pro rata in accordance with all such amounts due), then to the principal amount hereunder or under any other Loan Document, Reimbursement Obligation and any termination payments due in respect of a Hedging Agreement with any Lender or Affiliate of a Lender (which Hedging Agreement is permitted hereunder) (pro rata in accordance with all such amounts due) and then to the cash collateral account described in Section 12.2(b) hereof to the extent of any L/C Obligations then outstanding, in that order.
SECTION 5.6. Adjustments. If any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of the Obligations (other than in respect of Competitive Bid Loans) owing to it, or interest thereon, or if any Lender shall at any time receive any collateral in respect to the Obligations owing to it (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of the Obligations (other than in respect of Competitive Bid Loans) owing to such other Lender, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender’s Extensions of Credit Obligations (other than Competitive Bid Loans), or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender’s Extensions of Credit may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.
SECTION 5.7. Nature of Obligations of Lenders Regarding Extensions of Credit; Assumption by the Administrative Agent. The obligations of the Lenders under this Agreement to make the Revolving Credit Loans and issue or participate in Letters of Credit are several and are not joint or joint and several. Unless the Administrative Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of the amount to be borrowed on such date (which notice shall not release such Lender of its obligations hereunder), the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the proposed borrowing date in accordance with Sections 2.2(b), and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender shall pay to the Administrative Agent on demand an amount, until paid, equal to the product of (a) the amount not made available by such Lender in accordance with the terms hereof, times (b) the daily average Federal Funds Rate during such period as determined by the Administrative Agent, times (c) a fraction the numerator of which is the number of days that elapse from and including such borrowing date to the date on which such amount not made available by such Lender in accordance with the terms hereof shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent with respect to any amounts owing under this Section 5.7 shall be conclusive, absent manifest error. If such Lender’s Revolving Credit Commitment Percentage of such borrowing is not made available to the Administrative Agent by such Lender within three (3) Business Days of such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the rate per annum applicable to such borrowing, on demand, from the Borrower. The failure of any Lender to make available its Revolving Credit Commitment Percentage of any Revolving Credit Loan requested by the Borrower shall not relieve it or any other Lender of its obligation hereunder to make its Revolving Credit Commitment Percentage of such Revolving Credit Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Revolving Credit Commitment Percentage of such Revolving Credit Loan available on the borrowing date.
SECTION 5.8. Joint and Several Liability of the Credit Parties. (a) Each of the Credit Parties is jointly and severally liable not merely as a surety but as a co-debtor for each and every Obligation. Each of the Credit Parties is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Lenders under this Agreement, for the mutual benefit, directly or indirectly, of each of the Credit Parties and in consideration of the undertakings of each of the Credit Parties to accept joint and several liability for the Obligations.
     (b) Except as otherwise expressly provided herein, each Credit Party hereby waives promptness, diligence, presentment, demand, protest, notice of acceptance of its joint and several liability, notice of any and all advances of the Revolving Credit Loans and Letters of

Credit made under this Agreement and the other Loan Documents, notice of occurrence of any Default or Event of Default, or of any demand for any payment under this Agreement and notice of any action at any time taken or omitted by the Administrative Agent or any Lender under or in respect of any of the Obligations hereunder. Each Credit Party hereby waives all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of any of the Credit Parties and any other entity or person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Each Credit Party hereby assents to, and waives notice of, any extension or postponement of the time for the payment, or place or manner for payment, compromise, refinancing, consolidation or renewals of any of the Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Administrative Agent or any Lender at any time or times in respect of any default by any Credit Party in the performance or satisfaction of any term, covenant, condition or provision of this Agreement and the other Loan Documents, any and all other indulgences whatsoever by the Administrative Agent or any Lender in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Obligations or the addition, substitution or release, in whole or in part, of any Credit Party or any other entity or person primarily or secondarily liable for any Obligation. If for any reason any of the Credit Parties has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from any of the Credit Parties by reason of such Credit Party’s insolvency, bankruptcy or reorganization or by other operation of law or for any reason, this Agreement and the other Loan Documents shall nevertheless be binding on each of the other Credit Parties to the same extent as if such Credit Party at all times had been the sole obligor on such Obligations. The Obligations of each Credit Party under this Section 5.8 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any Credit Party, the Administrative Agent or any Lender.
     (c) If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of any of the Credit Parties, or otherwise, the provisions of this Section 5.8 will forthwith be reinstated in effect as though such payment had not been made.
     (d) Until the payment and performance in full of all the Obligations, none of the Credit Parties shall exercise and each hereby waives any rights against the other Credit Parties as a result of payment by such Credit Party hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and none of the Credit Parties will prove any claim in competition with the Administrative Agent or any Lender in respect of any payment hereunder in bankruptcy, insolvency, or reorganization proceedings of any nature; none of the Credit Parties will claim any set-off, recoupment or counterclaim against any of the other Credit Parties in respect of any liability of one Credit Party to another Credit Party. Each of the Credit Parties hereby agrees that the payment of any amounts due with respect to any indebtedness owing by any of the Credit Party to any other Credit Party is hereby subordinated to the prior payment in full in cash of the Obligations. Each Credit Party agrees that, after the occurrence and during the continuance of any Default or Event of Default hereunder, none of the Credit Parties will demand, sue for or otherwise attempt to collect any indebtedness of any other Credit Party to such Credit Party until all of the Obligations of the Credit Parties hereunder shall have been paid in full in cash. If, notwithstanding the foregoing sentence, any Credit Party shall collect, enforce or receive any amounts in respect of such indebtedness in violation of the foregoing sentence while any Obligations of the Credit Parties are still outstanding, such amounts shall be collected, enforced and received by such Credit Party as trustee for the Administrative Agent and the Lenders and be paid over to the Administrative Agent on account of the Obligations without affecting in any manner the liability of such Credit Party under the other provisions hereof.
SECTION 5.9. Changed Circumstances. (a) Circumstances Affecting LIBOR Rate Availability. If with respect to any Interest Period: (i) the Administrative Agent or any Lender (after consultation with Administrative Agent) shall determine that, by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in the applicable currency, in the applicable amounts are not being quoted via Moneyline Telerate Markets Screen 3750 (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits of the applicable currency in the London interbank market) or offered to the Administrative Agent or such Lender for such Interest Period; or (ii) the Required Lenders reasonably determine (which determination shall be conclusive) and notify the Administrative Agent that the LIBOR Rate will not adequately and fairly reflect the cost to the Required Lenders of funding LIBOR Rate Loans or Floating Rate Loans for such Interest Period; then the Administrative Agent shall forthwith give notice thereof to the Borrower. Thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist, the obligation of the Lenders to make LIBOR Rate Loans or Floating Rate Loans and the right of the Borrower to convert any Revolving Credit Loan to or continue any Loan as a LIBOR Rate Loan shall be suspended, and the Borrower shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loan or Floating Rate Loan together with accrued interest thereon, on the last day of the then current Interest Period applicable to such Loan or convert the then outstanding principal amount of each such LIBOR Rate Loan to a Base Rate Loan as of the last day of such Interest Period.
     (b) Laws Affecting LIBOR Rate or Floating Rate Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) issued after the date hereof of any such Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Rate Loan or Floating Rate Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist, (i) the obligations of the Lenders to make LIBOR Rate Loans or Floating Rate Loans and the right of the Borrower to convert any Revolving Credit Loan or continue any Revolving Credit Loan as a LIBOR Rate Loan shall be suspended and thereafter the Borrower may select only Base Rate Loans hereunder, and (ii) if any of the Lenders may not lawfully continue to maintain a LIBOR Rate Loan or Floating Rate Loan to the end of the then current Interest Period applicable thereto , the applicable Loan shall immediately be converted to a Base Rate Loan or a Loan that bears interest at the Base Rate for the remainder of such Interest Period.
     (c) Increased Costs. If, after the date hereof, the introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) issued after the date hereof of such Authority, central bank or comparable agency:
     (i) shall subject any of the Lenders (or any of their respective Lending Offices) to any tax, duty or other charge with respect to any Revolving Credit Loan, Letter of Credit or Application or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Lending Offices) of the principal of or interest on any Revolving Credit Loan, Letter of Credit or Application or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of any of the Lenders or any of their respective Lending Offices imposed by the jurisdiction in which such Lender is organized or is or should be qualified to do business or such Lending Office is located); or
     (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders (or any of their respective Lending Offices) or shall impose on any of the Lenders (or any of their respective Lending Offices) or the foreign exchange and interbank markets any other condition affecting any Revolving Credit Loan; and the result of any of the foregoing is to increase the costs to any of the Lenders of maintaining any LIBOR Rate Loan or Floating Rate Loan or issuing or participating in Letters of Credit or to reduce the yield or amount of any sum received or receivable by any of the Lenders under this Agreement or under any other Loan Document in respect of a LIBOR Rate Loan or Floating Rate Loan or Letter of Credit or Application, then such Lender may promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Borrower of such fact and demand compensation therefor and, within fifteen (15) days after such notice by the Administrative Agent, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction. The Administrative Agent and the applicable Lender will promptly notify the Borrower of any event of which it has knowledge which will entitle such Lender to compensation pursuant to this Section 5.9(c); provided, that the Administrative Agent shall incur no liability whatsoever to the Lenders or the Borrower in the event it fails to do so. The amount of such compensation shall be determined, in the applicable Lender’s reasonable discretion, based upon the assumption that such Lender funded its Revolving Credit Commitment Percentage of the LIBOR Rate Loans or Floating Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical; provided that no compensation shall be payable pursuant to the above if the applicable Lender fails to demand compensation for such increased costs within one-hundred eighty (180) days following the date on which such Lender has actual knowledge of the event resulting in such increase. A certificate of such Lender setting forth in reasonable detail the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.
     (d) Mitigation Obligations; Replacement of Lenders.
     (i) If any Lender requests compensation under this Section 5.9, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.12, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (A) would eliminate or reduce amounts payable pursuant to this Section 5.9 or Section 5.12, as the case may be, in the future and (B) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
     (ii) If any Lender requests compensation under this Section 5.9, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.12, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 14.10), all its interests, rights and obligations under this Agreement to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (A) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a participation in a Letter of Credit is being assigned, the Issuing Lender that issued such Letter of Credit), which consent shall not unreasonably be withheld, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Revolving Credit Loans and participations in Letters of Credit, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (C) in the case of any such assignment resulting from a claim for compensation under this Section 5.9, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
SECTION 5.10. Indemnity. The Borrower hereby indemnifies each of the Lenders against any loss or expense which may arise or be attributable to each Lender’s obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by the Borrower to make any payment when due of any amount due hereunder in connection with a LIBOR Rate Loan or Floating Rate Loan, (b) due to any failure of the Borrower to borrow on a date specified therefor in a Notice of Revolving Credit Borrowing or Notice of Continuation/Conversion or (c) due to any payment, prepayment or conversion of any LIBOR Rate Loan or Floating Rate Loan on a date other than the last day of the Interest Period therefor. The amount of such loss, cost or expense to any Lender shall be deemed to equal an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the LIBOR Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid, were it to bid, at the commencement of such period, for deposits in the applicable currency of a comparable amount and period from other banks in the London interbank market; provided that no compensation shall be payable pursuant to the above if the applicable Lender fails to demand compensation for such increased costs within one-hundred eighty (180) days following the date on which such Lender has actual knowledge of the event resulting in such increase. A certificate of such Lender setting forth in reasonable detail the basis for determining such amount or amounts necessary to compensate such

Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.
SECTION 5.11. Capital Requirements. If either (a) the introduction of, or any change in, or in the interpretation of, any Applicable Law or (b) compliance with any guideline or request issued after the date hereof from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to any Lender’s Revolving Credit Commitment and other commitments of this type, below the rate which the Lender or such other corporation could have achieved but for such introduction, change or compliance, then within five (5) Business Days after written demand by any such Lender, the Borrower shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction; provided that no compensation shall be payable pursuant to the above if the applicable Lender fails to demand compensation for such increased costs within one-hundred eighty (180) days following the date on which such lender has actual knowledge of the event resulting in such increase. A certificate of such Lender setting forth in reasonable detail the basis for determining such amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.
SECTION 5.12. Taxes. (a) Payments Free and Clear. Any and all payments by the Borrower hereunder or under the Notes or the Letters of Credit shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto excluding, (i) in the case of each Lender and the Administrative Agent, income and franchise taxes imposed on (or measured by) its net income by the United States of America or by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or its principal office is located or is or should be qualified to do business or any political subdivision thereof, or in the case of any Lender, in which its applicable Lending Office is located (provided, however, that no Lender shall be deemed to be located in any jurisdiction solely as a result of taking any action related to this Agreement or the Notes or Letters of Credit) and (ii) any branch profits tax imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (i) above (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as “Taxes”). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note or Letter of Credit to any Lender or the Administrative Agent, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.12) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions been made, (B) the Borrower shall make such deductions, (C) the Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law, and (D) the Borrower shall deliver to the Administrative Agent evidence of such payment to the relevant taxing authority or other authority in the manner provided in Section 5.12(d). The Borrower shall not, however, be required to pay any amounts pursuant to clause (A) of the preceding sentence to any Foreign Lender or the Administrative Agent not organized under the laws of the United States of America or a state thereof (or the District of Columbia) if such Foreign Lender or the Administrative Agent fails to comply with the requirements of paragraph (e) of this Section 5.12 or Section 5.9(d), as the case may be.

     (b) Stamp and Other Taxes. In addition, the Borrower shall pay any present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise or property taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Loans, the Letters of Credit, the other Loan Documents (hereinafter referred to as “Other Taxes”).
     (c) Indemnity. The Borrower shall indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 5.12) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and reasonable expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. A certificate as to the amount of such payment or liability prepared by a Lender or the Administrative Agent, absent manifest error, shall be conclusive, provided that if the Borrower reasonably believes that such Taxes or Other Taxes were not correctly or legally asserted, such Lender or the Administrative Agent (as the case may be) shall use reasonable efforts to cooperate with the Borrower, at the Borrower’s expense, to obtain a refund of such Taxes or Other Taxes. Such indemnification shall be made within thirty (30) days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor. If a Lender or the Administrative Agent shall become aware that it is entitled to receive a refund in respect of Taxes or Other Taxes, it promptly shall notify the Borrower of the availability of such refund and shall, within sixty (60) days after receipt of a request by the Borrower pursue or timely claim such refund at the Borrower’s expense. If any Lender or the Administrative Agent receives a refund in respect of any Taxes or Other Taxes for which such Lender or the Administrative Agent has received payment from the Borrower hereunder, it promptly shall repay such refund (plus interest received, if any) to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 5.12 with respect to Taxes or Other Taxes giving rise to such refund), provided that the Borrower, upon the request of such Lender or the Administrative Agent, agrees to return such refund (plus any penalties, interest or other charges required to be paid) to such Lender or the Administrative Agent in the event such Lender or the Administrative Agent is required to repay such refund to the relevant taxing authority.
     (d) Evidence of Payment. Within thirty (30) days after the date of any payment of Taxes or Other Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 14.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent.
     (e) Delivery of Tax Forms. Each Foreign Lender shall deliver to the Borrower, with a copy to the Administrative Agent, on the Closing Date or concurrently with the delivery of the relevant Assignment and Acceptance, as applicable, (i) two United States Internal Revenue Service Forms W-8ECI or Forms W-8BEN, as applicable (or successor forms), properly completed and certifying in each case that such Foreign Lender is entitled to a complete exemption from withholding or deduction for or on account of any United States federal income taxes, and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding taxes. Each Foreign Lender further agrees to deliver to the Borrower, with a copy to the Administrative Agent, a Form W-8BEN or W-8ECI and Form W-8 or W-9, or successor applicable forms or manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, certifying in the case of a Form W-8BEN or W-8ECI that such Foreign Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (unless in any such case an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders such forms inapplicable or the exemption to which such forms relate unavailable and such Foreign Lender notifies the Borrower and the Administrative Agent that it is not entitled to receive payments without deduction or withholding of United States federal income taxes) and, in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax.
     (f) Survival. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 5.12 shall survive the payment in full of the Obligations and the termination of the Revolving Credit Commitment.
ARTICLE VI CLOSING; CONDITIONS OF CLOSING AND BORROWING
SECTION 6.1. Closing. The closing shall take place at the offices of Shearman & Sterling LLP at 10:00 a.m. on June 15, 2004 or at such other location, on such other date and at such other time as the parties hereto shall mutually agree.
SECTION 6.2. Conditions to Closing and Initial Revolving Credit Loans and Letters of Credit. The obligation of the Lenders to close this Agreement and to make the initial Revolving Credit Loans or issue the initial Letters of Credit is subject to the satisfaction or waiver of each of the following conditions:
     (a) Executed Loan Documents. This Agreement and the Revolving Credit Notes (to the extent requested as provided herein) shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Borrower shall have delivered original counterparts thereof to the Administrative Agent.
     (b) Closing Certificates; Etc.
          (i) Officers’ Certificate of the Borrower. The Administrative Agent shall have received a certificate from a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Borrower contained in this Agreement and the other Loan Documents are true, correct and complete in all material respects; that the Borrower is not in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that each of the closing conditions has been satisfied or waived (assuming satisfaction of the Administrative Agent where not advised otherwise).
          (ii) General Certificate of the Borrower. The Administrative Agent shall have received a certificate of the secretary, assistant secretary or general counsel of the Borrower certifying as to the incumbency and genuineness of the signature of each officer of the Borrower executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles of incorporation of the Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, (B) the bylaws of the Borrower as in effect on the date of such certifications, (C) resolutions duly adopted by the Board of Directors of the Borrower authorizing the borrowings contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to Section 6.2(b)(iii).
          (iii) Certificates of Good Standing. The Administrative Agent shall have received long-form certificates as of a recent date of the good standing of the Borrower under the laws of its jurisdiction of organization and short-form certificates as of a recent date of the good standing of the Borrower under the laws of each of California, New York, North Carolina, Texas, Tennessee and Washington.
          (iv) Opinions of Counsel. The Administrative Agent shall have received favorable opinions of Ira M. Dansky, General Counsel to the Borrower, Cravath, Swaine & Moore LLP, special counsel to the Borrower, and Schnader Harrison Segal & Lewis LLP, Pennsylvania counsel to the Borrower, addressed to the Administrative Agent and the Lenders with respect to the Borrower, the Loan Documents and such other matters as the Lenders shall reasonably request.
     (c) Consents; Defaults.
          (i) Governmental and Third Party Approvals. The Borrower shall have obtained all material approvals, authorizations and consents of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this Agreement and the other Loan Documents.
          (ii) No Event of Default. No Default or Event of Default shall have occurred and be continuing.
     (d) Financial Matters.
          (i) Financial Statements. The Administrative Agent shall have received the audited Consolidated financial statements of Jones Apparel Group and its Subsidiaries for the Fiscal Year ended on December 31, 2003 and the unaudited financial statements of Jones Apparel Group and its Subsidiaries for the fiscal quarter ended on April 3, 2004.
          (ii) Financial Condition Certificate. The Borrower shall have delivered to the Administrative Agent a certificate, in form and substance reasonably satisfactory to the Administrative Agent, and certified by a Responsible Officer, that the financial projections previously delivered to the Administrative Agent were prepared in good faith based upon assumptions believed to be reasonable at the time.
          (iii) Payment at Closing; Fee Letters. The Borrower shall have paid the fees set forth or referenced in Section 5.3(c) and any other accrued and unpaid fees or commissions due hereunder (including, without limitation, reasonable legal fees and expenses) to the Administrative Agent and Lenders, and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents. The Administrative Agent shall have received duly authorized and executed copies of the fee letter agreement referred to in Section 5.3(c).

     (e) Miscellaneous.
          (i) Notice of Revolving Credit Borrowing. The Administrative Agent shall have received a Notice of Revolving Credit Borrowing from the Borrower in accordance with Section 2.2(a), and a Notice of Account Designation specifying the account or accounts to which the proceeds of any Revolving Credit Loans made after the Closing Date are to be disbursed.
          (ii) Proceedings and Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Lenders.
          (iii) Investment Policy. The Borrower shall have delivered to the Administrative Agent a true and complete copy of the investment policy referenced in Section 11.4(b) in form and content reasonably acceptable to the Administrative Agent.
     (f) Refinancing. On the Closing Date hereunder, (i) all outstanding loans under the Prior Credit Agreement (“Existing Loans”) shall be replaced by Revolving Credit Loans hereunder and the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Revolving Credit Loans, together with any Revolving Credit Loans funded on the Closing Date, reflect the Revolving Credit Commitment of the Lenders hereunder, (ii) all outstanding letters of credit issued pursuant to the Prior Credit Agreement shall be deemed Letters of Credit hereunder and each Lender shall purchase a participation therein pursuant to Section 3.4 in accordance with its Revolving Credit Commitment Percentage, (iii) there shall have been paid in cash in full all accrued but unpaid interest due on the Existing Loans up to but excluding the Closing Date, (iv) there shall have been paid in cash in full all accrued but unpaid fees due under the Prior Credit Agreement up to but excluding the Closing Date and all other amounts, costs and expenses then owing to any of the Prior Lenders and/or any Agent, as agent under the Prior Credit Agreement, in each case to the satisfaction of such Agent or Prior Lender, as the case may be, regardless of whether or not such amounts would otherwise be due and payable at such time pursuant to the terms of the Prior Credit Agreement, (v) all outstanding promissory notes issued by the Borrower to the Prior Lenders under the Prior Credit Agreement shall be deemed canceled and the originally executed copies thereof shall be canceled and promptly returned to the Administrative Agent who shall promptly forward such notes to the Borrower and (vi) the commitments and, except as expressly set forth in the Prior Credit Agreement, other obligations and rights of the Borrower and the Prior Lenders shall be terminated without any further action hereunder or thereunder.
SECTION 6.3. Conditions to Extensions of Credit. The obligations of the Lenders to make any Extensions of Credit (other than Competitive Bid Loans) are subject to the satisfaction of the following conditions precedent on the relevant borrowing or issue date, as applicable:
     (a) Continuation of Representations and Warranties. The representations and warranties contained in Article VII shall be true and correct on and as of such borrowing or issuance date with the same effect as if made on and as of such date; except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

     (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing hereunder (i) on the borrowing date with respect to such Revolving Credit Loan or after giving effect to the Revolving Credit Loans to be made on such date or (ii) on the issue, extension or renewal date with respect to such Letter of Credit or after giving effect to such Letter of Credit on such date.
SECTION 6.4. Conditions Precedent to Each Competitive Bid Borrowing. The obligation of each Lender that is to make a Competitive Bid Loan on the occasion of a Competitive Bid Borrowing to make such Competitive Bid Loan as part of such Competitive Bid Borrowing is subject to the conditions precedent that (i) the Agent shall have received the written confirmatory Notice of Competitive Bid Borrowing with respect thereto, (ii) on or before the date of such Competitive Bid Borrowing, but prior to such Competitive Bid Borrowing, the Agent shall have received a Competitive Bid Note payable to the order of such Lender for each of the one or more Competitive Bid Loans to be made by such Lender as part of such Competitive Bid Borrowing, in a principal amount equal to the principal amount of the Competitive Bid Loan to be evidenced thereby and otherwise on such terms as were agreed to for such Competitive Bid Loan in accordance with Section 4.1, and (iii) on the date of such Competitive Bid Borrowing:
     (a) Continuation of Representations and Warranties. The representations and warranties contained in Article VII shall be true and correct on and as of such borrowing with the same effect as if made on and as of such date; except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.
     (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing hereunder on the borrowing date with respect to such Competitive Bid Loan or after giving effect to the Competitive Bid Loans to be made on such date.
ARTICLE VII REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES
SECTION 7.1. Representations and Warranties. To induce the Administrative Agent and Lenders to enter into this Agreement and to induce the Lenders to make Extensions of Credit, the Credit Parties hereby represent and warrant to the Administrative Agent and Lenders that:
     (a) Organization; Power; Qualification. Each of the Credit Parties and their Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
     (b) Ownership. Each Subsidiary of each of the Credit Parties as of the Closing Date is listed on Schedule 7.1(b). As of the Closing Date, the capitalization of the Credit Parties and their Subsidiaries consists of the number of shares, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 7.1(b). As of the Closing Date, all outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The shareholders of the Subsidiaries of the Credit Parties and the number of shares owned by each as of the Closing Date are described on Schedule 7.1(b). As of the Closing Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of capital stock of the Credit Parties or their Subsidiaries, except as described on Schedule 7.1(b).
     (c) Authorization of Agreement, Loan Documents and Borrowing. Each of the Credit Parties and, if applicable, their Subsidiaries has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party in accordance with their respective terms. Each of the Loan Documents have been duly executed and delivered by the duly authorized officers of the Credit Parties and each of their Subsidiaries party thereto, as applicable, and each such document constitutes the legal, valid and binding obligation of the Credit Parties and, if applicable, each of their Subsidiaries party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
     (d) Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance by the Credit Parties and their Subsidiaries of the Loan Documents to which each such Person is a party, in accordance with their respective terms, the borrowings hereunder and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any of the Credit Parties or any of their Subsidiaries to obtain any Governmental Approval not otherwise already obtained or violate any Applicable Law relating to the Credit Parties or any of their Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Credit Parties or any of their Subsidiaries or any indenture or other material agreement or instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, or (iii) result in or require the creation or imposition of any material Lien upon or with respect to any property now owned or hereafter acquired by such Person.
     (e) Compliance with Law; Governmental Approvals. Other than with respect to environmental matters, which are treated exclusively in Section 7.1(h) hereof, each of the Credit Parties and their Subsidiaries (i) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding, and (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties; in each case, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
     (f) Tax Returns and Payments. Each of the Credit Parties and their Subsidiaries has timely filed or caused to be timely filed all federal and state, local and other tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal and state, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable, except (a) taxes that are being contested in good faith by appropriate proceedings and for which such Credit Party or Subsidiary, as applicable, has set aside on its books adequate reserves to the extent required by GAAP or (b) to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect. No Governmental Authority has asserted any material Lien or other claim against the Credit Parties or any Subsidiary thereof with respect to unpaid taxes (except for taxes not yet due) which has not been discharged or resolved.
     (g) Intellectual Property Matters. Each of the Credit Parties and its Subsidiaries owns or possesses rights to use all franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, trade names, trade name rights, copyrights and rights with respect to the foregoing which are required to conduct its business except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. No event has occurred which, to the knowledge of the Credit Parties, permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and, to the knowledge of the Credit Parties, neither the Credit Parties nor any Subsidiary thereof is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations, except as could not reasonably be expected to have a Material Adverse Effect.
     (h) Environmental Matters. Except as could not reasonably be expected to have a Material Adverse Effect:
     (i) The properties of the Credit Parties and their Subsidiaries do not contain, and to their knowledge have not previously contained, any Hazardous Materials in amounts or concentrations which (A) constitute or constituted a violation of applicable Environmental Laws or (B) could give rise to liability under applicable Environmental Laws;
     (ii) The properties of the Credit Parties and their Subsidiaries and all operations conducted in connection therewith are in compliance, and have been in compliance, with all applicable Environmental Laws, and there are no Hazardous Materials at, under or about such properties or such operations in amounts or concentrations which could reasonably be expected to interfere with the continued operation of such properties;
     (iii) Neither any of the Credit Parties nor any Subsidiary thereof has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws, nor does any of the Credit Parties or any Subsidiary thereof have knowledge or reason to believe that any such notice will be received or is being threatened;
     (iv) To the knowledge of the Credit Parties, Hazardous Materials have not been transported or disposed of from the properties of the Credit Parties or any of their Subsidiaries in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, Environmental Laws, nor, to the knowledge of the Credit Parties, have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner which could reasonably be expected to give rise to liability under, any Environmental Laws;

     (v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Credit Parties, threatened, under any Environmental Law to which any of the Credit Parties or any Subsidiary thereof will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the properties or operations of the Credit Parties and their Subsidiaries; and
     (vi) To the knowledge of the Credit Parties, there has been no release, or to the best of the Credit Parties’ knowledge, the threat of release, of Hazardous Materials at or from the properties of the Credit Parties or any of their Subsidiaries, in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability under Environmental Laws.
     (i) ERISA.
          (i) Each of the Credit Parties and each ERISA Affiliate is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except where any such non-compliance could not reasonably be expected to have a Material Adverse Effect. Except for any failure that would not reasonably be expected to have a Material Adverse Effect, each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No liability that could reasonably be expected to result in a Material Adverse Effect has been incurred by the Credit Parties or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;
          (ii) No accumulated funding deficiency (as defined in Section 412 of the Code) has been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan;
          (iii) Neither the Credit Parties nor any ERISA Affiliate has: (A) engaged in a nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (C) failed to make a required contribution or payment to a Multiemployer Plan, or (D) failed to make a required installment or other required payment under Section 412 of the Code except where any of the foregoing individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect;
          (iv) No Termination Event that could reasonably be expected to result in a Material Adverse Effect has occurred or is reasonably expected to occur; and
          (v) No proceeding, claim, lawsuit and/or investigation is existing or, to the knowledge of the Credit Parties, threatened concerning or involving any Employee Benefit Plan that could reasonably be expected to result in a Material Adverse Effect.

     (j) Margin Stock. Neither the Credit Parties nor any Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each such term is defined or used in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans or Letters of Credit will be used for purchasing or carrying margin stock, unless the Credit Parties shall have given the Administrative Agent and Lenders prior notice of such event and such other information as is reasonably necessary to permit the Administrative Agent and Lenders to comply, in a timely fashion, with all reporting obligations required by Applicable Law, or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors.
     (k) Government Regulation. Neither the Credit Parties nor any Subsidiary thereof is an “investment company” or a company “controlled” by an “investment company” (as each such term is defined or used in the Investment Company Act of 1940, as amended) and neither the Credit Parties nor any Subsidiary thereof is, or after giving effect to any Extension of Credit will be, subject to regulation under the Public Utility Holding Company Act of 1935 or the Interstate Commerce Act, each as amended.
     (l) Burdensome Provisions. Neither the Credit Parties nor any Subsidiary thereof is a party to any indenture, agreement, lease or other instrument, or subject to any corporate or partnership restriction, Governmental Approval or Applicable Law which is so unusual or burdensome as in the foreseeable future could be reasonably expected to have a Material Adverse Effect. The Credit Parties and their Subsidiaries do not presently anticipate that future expenditures needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect.
     (m) Financial Statements. The (i) Consolidated balance sheets of Jones Apparel Group and its Subsidiaries as of December 31, 2003, and the related statements of income, stockholders’ equity and cash flows for the Fiscal Years then ended and (ii) unaudited Consolidated balance sheet of Jones Apparel Group and its Subsidiaries as of April 3, 2004, and related unaudited interim statements of income, stockholders’ equity and cash flows, copies of which have been furnished to the Administrative Agent and each Lender, are complete in all material respects and fairly present in all material respects the assets, liabilities and financial position of Jones Apparel Group and its Subsidiaries as at such dates, and the results of the operations and changes of financial position for the periods then ended, subject to normal year end adjustments. All such financial statements, including the related notes thereto, have been prepared in accordance with GAAP.
     (n) No Material Adverse Change. Since the later to occur of (i) April 3, 2004 or (ii) the date of the most recently delivered audited financial statements of Jones Apparel Group and its Subsidiaries, there has been no Material Adverse Effect.
     (o) Liens. None of the properties and assets of the Credit Parties or any Subsidiary thereof is subject to any Lien, except Liens permitted pursuant to Section 11.3.

     (p) Debt and Guaranty Obligations. Schedule 7.1(p) is a complete and correct listing of all Debt and Guaranty Obligations of the Credit Parties and their Subsidiaries as of the Closing Date in excess of $5,000,000.
     (q) Litigation. Except for matters existing on the Closing Date and set forth on Schedule 7.1(q), there are no actions, suits or proceedings pending nor, to the knowledge of the Credit Parties, threatened against or affecting the Credit Parties or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority, which could reasonably be expected to have a Material Adverse Effect or which relate to the enforceability of any Loan Documents.
     (r) Absence of Defaults. To the knowledge of the Credit Parties, no event has occurred and is continuing which constitutes a Default or an Event of Default.
     (s) Accuracy and Completeness of Information. The Credit Parties have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which they or any of their Subsidiaries are subject, and all other matters known to them, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The written information, taken as a whole, furnished by or on behalf of the Credit Parties to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) does not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Credit Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.
SECTION 7.2. Survival of Representations and Warranties, Etc. All representations and warranties set forth in this Article VII and all representations and warranties contained in any certificate delivered in connection with this Agreement, or any of the Loan Documents (including but not limited to any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date, shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.
ARTICLE VIII FINANCIAL INFORMATION AND NOTICES
     Until all the Obligations (other than Obligations under Hedging Agreements) have been paid and satisfied in full and the Revolving Credit Commitment and L/C Commitment have terminated, unless consent has been obtained in the manner set forth in Section 14.11 hereof, the Credit Parties will furnish or cause to be furnished to the Administrative Agent (which the Administrative Agent will promptly furnish to the Lenders at their respective addresses as set forth on Schedule 1.1(a), or such other office as may be designated to the Administrative Agent from time to time):
SECTION 8.1. Financial Statements and Projections. (a) Quarterly Financial Statements. As soon as practicable and in any event within forty-five (45) days after the end of the first three fiscal quarters of each Fiscal Year, an unaudited Consolidated balance sheet of Jones Apparel

Group and its Subsidiaries as of the close of such fiscal quarter and unaudited Consolidated statements of income, stockholders’ equity and cash flows for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the preceding Fiscal Year and prepared by Jones Apparel Group in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by a Responsible Officer to present fairly in all material respects the financial condition of Jones Apparel Group and its Subsidiaries as of their respective dates and the results of operations of Jones Apparel Group and its Subsidiaries for the respective periods then ended, subject to normal year end adjustments.
     (b) Annual Financial Statements. As soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year, an audited Consolidated balance sheet of Jones Apparel Group and its Subsidiaries as of the close of such Fiscal Year and audited Consolidated statements of income, stockholders’ equity and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by a nationally recognized independent certified public accounting firm in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and accompanied by a report thereon by such certified public accountants that is not qualified with respect to scope limitations imposed by Jones Apparel Group or any of its Subsidiaries or with respect to accounting principles followed by Jones Apparel Group or any of its Subsidiaries not in accordance with GAAP.
SECTION 8.2. Officer’s Compliance Certificate. At each time financial statements are delivered pursuant to Section 8.1(a) or (b) a certificate of a Responsible Officer in the form of Exhibit F attached hereto (an “Officer’s Compliance Certificate”).
SECTION 8.3. Accountants’ Certificate. At each time financial statements are delivered pursuant to Section 8.1(b), a certificate of the independent public accountants certifying such financial statements addressed to the Administrative Agent for the benefit of the Lenders:
     (a) stating that in making the examination necessary for the certification of such financial statements, they obtained no knowledge of any Default or Event of Default or, if such is not the case, specifying such Default or Event of Default and its nature and period of existence; and
     (b) including the calculations prepared by such accountants required to establish whether or not the Credit Parties and their Subsidiaries are in compliance with the financial covenants set forth in Article X hereof as at the end of each respective period.
SECTION 8.4. Other Reports. (a) Promptly but in any event within ten (10) Business Days after the filing thereof, a copy of (i) each report or other filing made by the Credit Parties or any or their Subsidiaries with the Securities and Exchange Commission and required by the Securities and Exchange Commission to be delivered to the shareholders of the Credit Parties or any or their Subsidiaries, (ii) each report made by the Credit Parties or any of their Subsidiaries to the Securities and Exchange Commission on Form 8-K and (iii) each final registration statement of the Credit Parties or any of their Subsidiaries filed with the Securities and Exchange Commission, except in connection with pension plans and other employee benefit plans; and
     (b) Such other information regarding the operations, business affairs and financial condition of the Credit Parties or any of their Subsidiaries as the Administrative Agent or any Lender may reasonably request.
SECTION 8.5. Notice of Litigation and Other Matters. Prompt (but in no event later than ten (10) Business Days after a principal officer of the Credit Parties obtains knowledge thereof) telephonic (confirmed in writing) or written notice of:
     (a) the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving the Credit Parties or any Subsidiary thereof or any of their respective properties, assets or businesses which in the reasonable judgment of the Credit Parties could reasonably be expected to have a Material Adverse Effect;
     (b) any notice of any violation received by the Credit Parties or any Subsidiary thereof from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws, which in the reasonable judgment of the Credit Parties in any such case could reasonably be expected to have a Material Adverse Effect;
     (c) any Default or Event of Default; and
     (d) (i) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof) which could reasonably be expected to have a Material Adverse Effect, (ii) all notices received by the Credit Parties or any ERISA Affiliate of the PBGC’s intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by the Credit Parties or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA which could reasonably have a Material Adverse Effect and (iv) the Credit Parties obtaining knowledge or reason to know that the Credit Parties or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.
SECTION 8.6. Accuracy of Information. All written information, reports, statements and other papers and data furnished by or on behalf of the Credit Parties to the Administrative Agent or any Lender (other than financial forecasts) whether pursuant to this Article VIII or any other provision of this Agreement, shall be, at the time the same is so furnished, true and complete in all material respects.
ARTICLE IX AFFIRMATIVE COVENANTS
     Until all of the Obligations (other than any Obligations under any Hedging Agreement) have been paid and satisfied in full and the Revolving Credit Commitment and L/C Commitment have terminated, unless consent has been obtained in the manner provided for in Section 14.11, the Credit Parties will, and will cause each of their Subsidiaries to:

SECTION 9.1. Preservation of Corporate Existence and Related Matters. Except as permitted by Section 11.5, preserve and maintain its separate corporate existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction where the nature and scope of its activities require it to so qualify under Applicable Law in which the failure to so qualify would have a Material Adverse Effect.
SECTION 9.2. Maintenance of Property. Protect and preserve all properties useful in and material to its business, including copyrights, patents, trade names and trademarks; maintain in good working order and condition all buildings, equipment and other tangible real and personal property material to the conduct of its business, ordinary wear and tear excepted; and from time to time make or cause to be made all renewals, replacements and additions to such property necessary for the conduct of its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.
SECTION 9.3. Insurance. Maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law including, without limitation, hazard and business interruption coverage.
SECTION 9.4. Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.
SECTION 9.5. Payment and Performance of Obligations. Pay and perform all Obligations under this Agreement and the other Loan Documents, and pay (a) all material taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, and (b) subject to the thresholds and other limitations set forth in Section 12.1(f) or Section 12.1(g), all other material indebtedness, obligations and liabilities in accordance with customary trade practices; provided, that the Credit Parties or such Subsidiary may contest any item described in clause (a) or (b) of this Section 9.5 in good faith so long as adequate reserves are maintained with respect thereto to the extent required by GAAP. It is expected that all payments in respect of the Obligations, the Existing Debt Securities and the Additional Debt Securities will be made by the Borrower.
SECTION 9.6. Compliance With Laws and Approvals. Observe and remain in compliance with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable to the conduct of its business except where the failure to observe or comply could not reasonably be expected to have a Material Adverse Effect.
SECTION 9.7. Environmental Laws. In addition to and without limiting the generality of Section 9.6, (a) comply with, and use best efforts to ensure such compliance by all tenants and subtenants, with all applicable Environmental Laws and obtain and comply with and maintain, and use its best efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except where the failure to comply could not reasonably have a Material Adverse Effect, (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding

Environmental Laws except (i) where the failure to do so could not reasonably be expected to have a Material Adverse Effect or (ii) to the extent the Credit Parties or any of their Subsidiaries are contesting, in good faith, any such requirement, order or directive before the appropriate Governmental Authority so long as adequate reserves are maintained with respect thereto to the extent required by GAAP, and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of the Credit Parties or such Subsidiaries, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney’s and consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.
SECTION 9.8. Compliance with ERISA. In addition to and without limiting the generality of Section 9.6, (a) comply with all applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect, (b) not take any action or fail to take action the result of which would result in a liability to the PBGC or to a Multiemployer Plan in an amount that could reasonably be expected to have a Material Adverse Effect, and (c) furnish to the Administrative Agent upon the Administrative Agent’s request such additional information about any Employee Benefit Plan concerning compliance with this covenant as may be reasonably requested by the Administrative Agent.
SECTION 9.9. Conduct of Business. Engage only in businesses in substantially the same fields as the businesses conducted on the Closing Date (including, without limitation, the apparel, footwear, handbags, accessories, jewelry, denim and cosmetics or other women’s accoutrements industries generally) and in lines of business reasonably related thereto (collectively, “Permitted Lines of Business”), or as otherwise permitted pursuant to the terms of this Agreement.
SECTION 9.10. Visits and Inspections. Permit representatives of the Administrative Agent or any Lender, from time to time upon reasonable prior notice to visit and inspect its properties; inspect and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.
SECTION 9.11. Use of Proceeds. The Credit Parties shall use the proceeds of the Loans and the Letters of Credit to (a) refinance certain existing Debt, (b) for working capital and general corporate purposes of the Credit Parties and their Subsidiaries, including acquisitions and stock repurchases, and (c) the payment of certain fees and expenses incurred in connection with the transactions contemplated hereby or thereby.
ARTICLE X FINANCIAL COVENANTS
     Until all of the Obligations (other than any Obligations under any Hedging Agreement) have been paid and satisfied in full and the Revolving Credit Commitment and L/C Commitment have terminated, unless consent has been obtained in the manner set forth in Section 14.11 hereof, the Credit Parties and their Subsidiaries on a Consolidated basis will not:

SECTION 10.1. Interest Coverage Ratio. As of the end of any fiscal quarter, permit the ratio (the “Interest Coverage Ratio”) of (a) EBITDAR for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date to (b) the sum of (i) Interest Expense paid or payable in cash and (ii) Rental Expense, both for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date, to be less than 2.75 to 1.0.
SECTION 10.2. Minimum Net Worth. As of the end of any fiscal quarter, permit Consolidated Net Worth to be less than $1,750,000,000.
ARTICLE XI NEGATIVE COVENANTS
     Until all of the Obligations (other than any Obligations under any Hedging Agreement) have been paid and satisfied in full and the Revolving Credit Commitment has expired or been terminated, unless consent has been obtained in the manner set forth in Section 14.11 hereof, the Credit Parties will not and will not permit any of their Subsidiaries to:
SECTION 11.1. Limitations on Debt and Guaranty Obligations. Create, incur, assume or suffer to exist any Debt, including Guaranty Obligations, except:
     (a) the Obligations of the Credit Parties;
     (b) the Three-Year Credit Agreement Obligations;
     (c) Debt existing on the Closing Date (other than the Three-Year Credit Agreement Obligations), including the Debt as set forth on Schedule 7.1(p);
     (d) Debt in the form of additional credit facilities of the Credit Parties or their Subsidiaries for borrowings denominated in currencies other than Dollars; provided that the equivalent Dollar Amount of the aggregate commitment thereunder does not exceed $50,000,000 on any date of determination;
     (e) Debt of the Credit Parties and their Subsidiaries, not otherwise permitted under this Section 11.1, incurred in connection with (i) Capitalized Leases, (ii) purchase money Debt, (iii) Debt of a Subsidiary incurred and outstanding on or prior to the date on which such Subsidiary was acquired by any Credit Party or otherwise became a Subsidiary of such Credit Party, or Debt assumed by a Credit Party or a Subsidiary thereof in connection with an asset acquisition which Debt was outstanding prior to the date of such asset acquisition (in each case, other than Debt incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of transactions pursuant to which such Subsidiary became a Subsidiary of such Credit Party or was otherwise acquired by such Credit Party or pursuant to which such assets were acquired) and (iv) any other unsecured Debt of the Subsidiaries of the Credit Parties in an aggregate outstanding amount (excluding any attributable Debt from the sale leaseback transaction involving the Credit Parties’ distribution warehouse at South Hill, Virginia) not to exceed fifteen percent (15%) of Consolidated Net Worth of the Credit Parties and their Subsidiaries on any date of determination;
     (f) additional Debt of the Credit Parties, not otherwise permitted under this Section 11.1, arising under or in connection with public or privately placed notes, debentures, bonds, or debt securities or related indentures or other agreements (the

“Additional Debt Securities”) (including in connection with the issuance of exchange securities in connection with any exchange offer registered under the Securities Act of 1933, as amended, following a private placement of Additional Debt Securities) so long as no Default or Event of Default exists on the date any such Additional Debt Security is created or arises as a result of any borrowing thereunder;
     (g) other Debt of the Credit Parties, not otherwise permitted under this Section 11.1, in an aggregate outstanding amount not to exceed $300,000,000 on any date of determination;
     (h) Debt of the Credit Parties to any Subsidiary or any other Credit Party and of any Subsidiary to the Credit Parties or any other Subsidiary;
     (i) Debt incurred in respect of the extension, renewal, refinancing, replacement or refunding (collectively, the “refinancing”) of Debt incurred pursuant to clause (a), (b), (c) or (e); provided, that (i) such Debt is an aggregate principal amount (or if incurred with original issue discount, an aggregate issue price) not in excess of the sum of (x) the aggregate principal amount (or if incurred with original issue discount, the aggregate accreted value) then outstanding of the Debt being refinanced and (y) an amount necessary to pay any fees and expenses, including premiums and defeasance costs, related to such refinancing, (ii) the average life of such Debt is equal to or greater than the average life of the Debt being refinanced, (iii) the stated maturity of such Debt is no earlier than the stated maturity of the Debt being refinanced; and (iv) the new Debt shall not be senior in right of payment to the Debt that is being refinanced; provided, that none of the Debt permitted to be incurred by this Section shall expressly restrict, limit or otherwise encumber (unless such restriction, limitation or other encumbrance is a Permitted Encumbrance (as defined below)), the ability of any Subsidiary of the Credit Parties to make any payment to the Credit Parties or any of their Subsidiaries (in the form of dividends, intercompany advances or otherwise) for the purpose of enabling the Credit Parties to pay the Obligations. For purposes of this Section 11.1, with regard to any Debt, a “Permitted Encumbrance” shall mean any restriction, limitation or other encumbrance that applies solely if a default or event of default (other than a default resulting solely from the breach of a representation or warranty) occurs and is continuing under such Debt; provided further that, with respect to any default or event of default (other than a payment default, including as a result of acceleration, or a bankruptcy event with respect to the obligor of such Debt), such encumbrance or restriction may not prohibit dividends to the Credit Parties or any Subsidiary thereof to pay the Obligations for more than one hundred eighty (180) days in any consecutive three hundred sixty (360) day period; and
     (j) Debt incurred in connection with the Permitted Investment Policy as in effect on the date hereof.
SECTION 11.2. [Reserved].

SECTION 11.3. Limitations on Liens. Create, incur, assume or suffer to exist, any Lien on or with respect to any of its assets or properties (including without limitation shares of capital stock or other ownership interests), real or personal, whether now owned or hereafter acquired, except:
     (a) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) not yet due or as to which the period of grace, if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;
     (b) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than thirty (30) days or (ii) which are being contested in good faith and by appropriate proceedings;
     (c) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar legislation or obligations under customer service contracts;
     (d) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which do not, in any case, materially detract from the value of such property or materially impair the use thereof in the ordinary conduct of business;
     (e) Liens of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;
     (f) Liens incurred in the ordinary course of business securing Debt of the Credit Parties permitted under Section 11.1 not to exceed $75,000,000 in the aggregate outstanding in addition to Liens existing on the Closing Date;
     (g) Liens existing on any property or asset prior to the acquisition thereof by the Credit Parties or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary or is merged with or into the Credit Parties or any Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary or is so merged;
     (h) Liens in existence on the Closing Date and described on Schedule 11.3;
     (i) Liens securing Debt incurred in connection with Capitalized Leases and purchase money Debt permitted under Section 11.1(e); provided that (i) such Liens shall be created substantially simultaneously with the acquisition of the related asset, (ii) such Liens do not at any time encumber any property other than the property financed by such Debt, (iii) the amount of Debt secured thereby is not increased and (iv) the principal amount of Debt secured by any such Lien shall at no time exceed one hundred percent (100%) of the original purchase price of such property at the time it was acquired;
     (j) Liens incurred to secure appeal bonds and judgment and attachment Liens in respect of judgments or orders that do not constitute an Event of Default under Section 12.1(m);

     (k) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights and remedies, in each case as to deposit accounts or other funds maintained with a creditor depository institution;
     (l) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;
     (m) Liens arising in the ordinary course of business that do not secure monetary obligations;
     (n) Liens arising by the terms of letters of credit entered into in the ordinary course of business to secure reimbursement obligations thereunder;
     (o) Liens securing Debt or other obligations between the Credit Parties and a Subsidiary or between Subsidiaries or Credit Parties;
     (p) Liens granted to any bank or other institution securing the payments to be made to such bank or other institution by the Credit Parties or a Subsidiary of the Credit Parties pursuant to any Hedging Agreement; provided that, such agreements are entered into in, or are incidental to, the ordinary course of business;
     (q) The refinancing of any Lien referred to in clause (g), (h), (i) or (p) provided, that the principal amount of Debt (or, if incurred with original issue discount, an aggregate issue price) secured thereby and not otherwise authorized by clause (g), (h), (i) or (p) shall not exceed the principal amount of Debt (or if incurred without original issue discount, the aggregate accreted value) plus any fees and expenses, including premiums and defeasance costs, payable in connection with any such extension, renewal, replacement or refunding, so secured at the time of such extension, renewal, replacement or refunding; and
     (r) Liens incurred in connection with the Permitted Investment Policy as in effect on the date hereof.
SECTION 11.4. Limitations on Loans, Advances, Investments and Acquisitions. Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock (other than capital stock of the Credit Parties), interests in any partnership, limited liability company or joint venture (including without limitation the creation or capitalization of any Subsidiary), evidence of Debt or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person, or enter into, directly or indirectly, any commitment or option in respect of the foregoing (collectively, “Investments”) except:
          (a) Investments in Subsidiaries existing on the Closing Date and the other existing loans, advances and Investments described on Schedule 11.4;
          (b) Investments made in accordance with the Permitted Investment Policy;
          (c) Investments by the Credit Parties or any Subsidiary in the form of acquisitions, including acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of capital stock, assets or any combination thereof) of any other Person, so long as (i) a Responsible Officer certifies to the Administrative Agent and the Required Lenders that no Default or Event of Default has occurred and is continuing or would result from the closing of such acquisition, such certification to include, for any acquisition involving a purchase price in excess of $50,000,000, either individually or in a series of related transactions, a financial condition certificate to which is attached a pro forma balance sheet of Jones Apparel Group and its Subsidiaries setting forth on a pro forma basis the financial condition of Jones Apparel Group and its Subsidiaries on a Consolidated basis as of the most recently ended Fiscal Year, reflecting on a pro forma basis the effect of the transactions contemplated by such acquisition, including all fees and expenses in connection therewith, and evidencing compliance on a pro forma basis with the covenants contained in Article X hereof, and (ii) such acquisition meets either of the following requirements: (A) such acquisition is within a Permitted Line of Business, or (B) such acquisition is outside a Permitted Line of Business but the price for such acquisition, together with all other acquisitions outside the Permitted Lines of Business, does not exceed $50,000,000 in the aggregate;
     (d) Investments (other than acquisitions) in the Permitted Lines of Business;
     (e) Investments (other than acquisitions) outside Permitted Lines of Business not in excess of $50,000,000 in the aggregate;
     (f) loans and advances to third party contractors in the ordinary course of business and consistent with past practice not to exceed in an aggregate outstanding amount $6,000,000 (excluding such loans and advances consisting of prepayments or advances for inventory or services); and loans and advances to employees of the Credit Parties and their Subsidiaries in an aggregate outstanding amount not to exceed $4,000,000; and
     (g) intercompany loans and advances among the Credit Parties and their Subsidiaries so long as permitted under the terms of Sections 11.1 and 11.3.
SECTION 11.5. Limitations on Mergers and Liquidation. Merge, consolidate or enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except so long as no Default or Event of Default has occurred and is continuing, or would result therefrom:
     (a) any Credit Party may merge or consolidate with or into any Person; provided that (i) such Credit Party shall be the survivor of such merger or consolidation or (ii) the survivor assumes and succeeds to the Obligations of such Credit Party pursuant to an assumption agreement in form reasonably satisfactory to the Administrative Agent and the Required Lenders;
     (b) any Wholly-Owned Subsidiary of the Credit Parties may merge or consolidate with or into any other Wholly-Owned Subsidiary of the Credit Parties;
     (c) any Wholly-Owned Subsidiary may merge or consolidate with or into the Person such Wholly-Owned Subsidiary was formed to acquire in connection with an acquisition permitted by Section 11.4(b), (c) or (d);

     (d) any Wholly-Owned Subsidiary of the Credit Parties may merge or consolidate with or into any Credit Party; provided that, such Credit Party is the survivor of such merger or consolidation; and
     (e) any Credit Party may merge or consolidate with or into any other Credit Party.
SECTION 11.6. Limitations on Sale or Transfer of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired (collectively, “sale”), except for the following:
     (a) the sale of inventory or the factoring of accounts receivable in the ordinary course of business;
     (b) the sale of obsolete assets no longer used or usable in the business of the Credit Parties or any of their Subsidiaries;
     (c) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;
     (d) the sale of assets between the Credit Parties and any Subsidiary or between Subsidiaries or Credit Parties;
     (e) the sale of any other assets of the Credit Parties and their Subsidiaries outside the ordinary course of business so long as the total fair market value for all such sales on and after the Closing Date on an aggregate basis does not at any time exceed thirty-three percent (33%) of Consolidated Net Worth; and
     (f) the sale of assets purchased in accordance with the Permitted Investment Policy as in effect on the date hereof.
SECTION 11.7. Limitations on Dividends and Distributions. Declare or pay any dividends upon any of its capital stock; purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock, or make any distribution of cash, property or assets among the holders of shares of its capital stock, or make any change in its capital structure that could reasonably be expected to have a Material Adverse Effect; provided that: (a) the Credit Parties may pay dividends solely in shares of their own capital stock or other ownership interest (including dividends consisting of rights to purchase such capital stock or other ownership interest), (b) any Subsidiary may pay dividends or make distributions to the Credit Parties or any Wholly-Owned Subsidiary of the Credit Parties, (c) any Credit Party may pay dividends or make distributions to any other Credit Party and (d) as long as no Default or Event of Default has occurred and is continuing or would be created thereby (i) the Credit Parties may declare and pay dividends on shares of their capital stock or other ownership interests, (ii) the Credit Parties or any Subsidiary may redeem shares of their capital stock or other ownership interest pursuant to a plan approved by the Board of Directors of the Credit Parties or such Subsidiary, as applicable and (iii) the Credit Parties or any Subsidiary may take any action otherwise prohibited by this Section 11.7.
SECTION 11.8. Transactions with Affiliates. Directly or indirectly enter into, or be a party to, any transaction with any of its Affiliates, except (i) on terms that are no less favorable to it than it would obtain in a comparable arm’s length transaction with a Person not its Affiliate, (ii) without limiting any other provision of this Agreement, in connection with any acquisition otherwise permitted pursuant to the terms of this Agreement or (iii) for transactions between Credit Parties or between Credit Parties and Subsidiaries of Credit Parties.
SECTION 11.9. Changes in Fiscal Year End. Change its Fiscal Year.
SECTION 11.10. Amendments; Payments and Prepayments of Material Debt and Subordinated Debt. Upon the occurrence and continuation of a Default or an Event of Default, amend or modify (or permit the modification or amendment of) in any manner materially adverse to the Lenders any of the terms or provisions of any Debt in excess of $25,000,000, including without limitation the Additional Debt Securities, if any, or any Subordinated Debt, or cancel or forgive, make any voluntary or optional payment or prepayment on, or redeem or acquire for value (including, without limitation, by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due) any Subordinated Debt.
ARTICLE XII DEFAULT AND REMEDIES
SECTION 12.1. Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:
     (a) Default in Payment of Principal of Loans and Reimbursement Obligations. The Borrower shall default in any payment of principal of any Loan or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise).
     (b) Other Payment Default. The Borrower shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan or Reimbursement Obligation or the payment of any other Obligation (other than any Obligation under any Hedging Agreement), and such default shall continue unremedied for three (3) Business Days.
     (c) Misrepresentation. Any representation or warranty made or deemed to be made by the Credit Parties or any of their Subsidiaries, if applicable, under this Agreement, any Loan Document or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made or deemed made.
     (d) Default in Performance of Certain Covenants. Any of the Credit Parties shall default in the performance or observance of any covenant or agreement contained in Article X or XI of this Agreement.
     (e) Default in Performance of Other Covenants and Conditions. Any of the Credit Parties or any Subsidiary thereof, if applicable, shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 12.1) or any other Loan Document and such default shall continue for a period of thirty (30) days after written notice thereof has been given to the Borrower by the Administrative Agent.
     (f) Hedging Agreement. Any termination payments in an amount greater than $35,000,000 shall be due by any Credit Party under any Hedging Agreement and such amount is not paid within thirty (30) Business Days of the due date thereof.

     (g) Debt Cross-Default. Any of the Credit Parties or any of their Subsidiaries shall (i) default in the payment of principal or interest on any Debt (other than the Loans or any Reimbursement Obligation) the aggregate outstanding amount of which Debt is in excess of $35,000,000, including, without limitation, the obligations under the Three-Year Credit Agreement, beyond the period of grace if any, provided in the instrument or agreement under which such Debt was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Debt (other than the Loans or any Reimbursement Obligation), including, without limitation, the obligations under the Three-Year Credit Agreement and any other documents executed in connection therewith, the aggregate outstanding amount of which Debt is in excess of $35,000,000 or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, any such Debt to become due prior to its stated maturity (any applicable grace period having expired).
     (h) Change in Control. Any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) shall obtain ownership or control in one or more series of transactions of more than thirty-three and one-third percent (33.33%) of the common stock or thirty-three and one-third percent (33.33%) of the voting power of any Credit Party entitled to vote in the election of members of the Board of Directors of such Credit Party or there shall have occurred under any indenture or other instrument evidencing any debt in excess of $35,000,000 any “change in control” (as defined in such indenture or other evidence of debt) obligating the Borrower to repurchase, redeem or repay all or any part of the debt or capital stock provided for therein (any such event, a “Change in Control”). Further, except as set forth in Section 11.5, Jones Apparel Group shall at all times own 100% of the capital stock of Jones Apparel Group Holdings and Jones Apparel Group Holdings shall at all times own 100% of the capital stock of the Borrower.
     (i) Voluntary Bankruptcy Proceeding. Any Credit Party or any Subsidiary thereof shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.
     (j) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Credit Party or any Subsidiary thereof in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any Credit Party or any Subsidiary thereof or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.
     (k) [Reserved]
     (l) Termination Event. The occurrence of any of the following events: (i) the Borrower or any ERISA Affiliate fails to make full payment to an Employee Benefit Plan when due (after giving effect to any applicable grace period) of contributions in excess of $2,000,000, (ii) an accumulated funding deficiency in excess of $2,000,000 occurs or exists, whether or not waived, with respect to any Pension Plan or (iii) a Termination Event that could reasonably be expected to result in liability in excess of $5,000,000 to the Borrower or any ERISA Affiliate.
     (m) Judgment. A judgment or order for the payment of money which causes the aggregate amount of all such judgments to exceed $35,000,000 in any Fiscal Year shall be entered against any Credit Party or any Subsidiary thereof by any court and such judgment or order shall continue without discharge or stay for a period of thirty (30) days.
SECTION 12.2. Remedies. Upon the occurrence of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Credit Parties:
     (a) Acceleration; Termination of Facilities. Declare the principal of and interest on the Loans, the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (other than any Hedging Agreement) (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and all other Obligations (other than Obligations owing under any Hedging Agreement), to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrower to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Section 12.1(i) or (j) with respect to the Credit Parties, the Credit Facility shall be automatically terminated and all Obligations (other than obligations owing under any Hedging Agreement) shall automatically become due and payable.
     (b) Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, require the Borrower at such time to deposit or cause to be deposited in a cash collateral account opened by the Administrative Agent an amount equal to the Dollar Amount of the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Obligations. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be promptly returned to the Borrower.
     (c) Rights of Collection. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Obligations.
SECTION 12.3. Rights and Remedies Cumulative; Non-Waiver; Etc. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Credit Parties, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.
ARTICLE XIII THE ADMINISTRATIVE AGENT
SECTION 13.1. Appointment. Each of the Lenders hereby irrevocably designates and appoints Wachovia as Administrative Agent of such Lender under this Agreement and the other Loan Documents for the term hereof and each such Lender irrevocably authorizes Wachovia as Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Administrative Agent. Any reference to the Administrative Agent in this Article XIII shall be deemed to refer to the Administrative Agent solely in its capacity as Administrative Agent and not in its capacity as a Lender.
SECTION 13.2. Delegation of Duties. The Administrative Agent may execute any of its respective duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Administrative Agent with reasonable care.
SECTION 13.3. Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for actions occasioned solely by its or such Person’s own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any of its Subsidiaries or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of the Borrower or any of its Subsidiaries to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries.
SECTION 13.4. Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the holder of any Revolving Credit Loan as the owner thereof for all purposes unless such Revolving Credit Loan shall have been transferred in accordance with Section 14.10 hereof. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders (or, when expressly required hereby or by the relevant other Loan Document, the Required Agreement Lenders or all the Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, when expressly required hereby, the Required Agreement Lenders or all the Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.
SECTION 13.5. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless it has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders, except to the extent that other provisions of this Agreement expressly require that any such action be taken or not be taken only with the consent and authorization or the request of the Lenders, the Required Agreement Lenders or Required Lenders, as applicable.

SECTION 13.6. Non-Reliance on the Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries and made its own decision to make its Loans and issue or participate in Letters of Credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or by the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower or any of its Subsidiaries which may come into the possession of the Administrative Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates.
SECTION 13.7. Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such and (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to the respective amounts of their Revolving Credit Commitment Percentage from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans or any Reimbursement Obligation) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent they result from the Administrative Agent’s bad faith, gross negligence or willful misconduct. The agreements in this Section 13.7 shall survive the payment of the Loans, any Reimbursement Obligation and all other amounts payable hereunder and the termination of this Agreement.
SECTION 13.8. The Administrative Agent in Its Individual Capacity. The Administrative Agent and its respective Subsidiaries and Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not an Administrative Agent hereunder. With respect to any Loans made or renewed by it and with respect to any Letter of Credit issued by it or participated in by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Administrative Agent, and the terms “Lender” and “Lenders” shall include the Administrative Agent in its individual capacity.

SECTION 13.9. Resignation of the Administrative Agent; Successor Administrative Agent. Subject to the appointment and acceptance of a successor as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Credit Parties. Upon any such resignation, the Required Lenders shall have the right, subject to the approval of the Credit Parties (so long as no Default or Event of Default has occurred and is continuing), to appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000. If no successor Administrative Agent shall have been so appointed by the Required Lenders, been approved (so long as no Default or Event of Default has occurred and is continuing) by the Credit Parties or have accepted such appointment within thirty (30) days after the Administrative Agent’s giving of notice of resignation, then the Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent reasonably acceptable to the Credit Parties (so long as no Default or Event of Default has occurred and is continuing), which successor shall have minimum capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Section 13.9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.
SECTION 13.10. Syndication and Documentation Agents. Each Syndication Agent in its capacity as Syndication Agent and each documentation agent in its capacity as documentation agent shall have no duties or responsibilities and no liabilities under this Agreement or any other Loan Document but shall be entitled, in such capacity, to the same protections afforded to the Administrative Agent under this Article XIII.
ARTICLE XIV MISCELLANEOUS
SECTION 14.1. Notices. (a) Method of Communication. Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the third (3rd) Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to the Administrative Agent as understood by the Administrative Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.
     (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.
If to the Credit Parties:
Jones Apparel Group, Inc.
250 Rittenhouse Circle
Bristol, Pennsylvania 19007
Attention: Chief Financial Officer
Telephone No.: (215) 785-4000
Telecopy No.: (215) 785-1228

If to Wachovia:
Wachovia Bank, National Association
Administrative Agent: One Wachovia Center, TW 4
301 South College Street
Charlotte, NC 28288-0608
Attention: Syndication Agency Services
Telephone No: 704-715-1353
Telecopy No: 704-383-0288
With copies to:
Wachovia Bank, National Association
Administrative Agent: One Wachovia Center, TW 5
301 South College Street
Charlotte, NC 28288-0760
Attention: Syndication Agency Management
Telephone No: 704-383-7190
Telecopy No: 704-383-7611
If to any Lender:
To the Address set forth on Schedule 1.1(a) hereto
     (c) Administrative Agent’s Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower and the Lenders, as the Administrative Agent’s Office referred to herein, to which payments due are to be made and at which Loans will be disbursed.
SECTION 14.2. Expenses; Indemnity. The Borrower will (a) pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with (i) the preparation, execution and delivery of this Agreement and each other Loan Document, whenever the same shall be executed and delivered, including without limitation the reasonable out-of-pocket syndication and due diligence expenses and reasonable fees and disbursements of counsel for the Administrative Agent and (ii) the preparation, execution and delivery of any waiver, amendment or consent by the Administrative Agent or the Lenders relating to this Agreement or any other Loan Document, including without limitation reasonable fees and disbursements of counsel for the Administrative Agent, (b) pay all reasonable out-of-pocket expenses of the Administrative Agent actually incurred in connection with the administration of the Credit Facility, (c) pay all reasonable out-of-pocket expenses of the Administrative Agent and each Lender actually incurred in connection with the enforcement of any rights and remedies of the Administrative Agent and the Lenders under the Credit Facility, including to the extent reasonable under the circumstances consulting with accountants, attorneys and other Persons concerning the nature, scope or value of any right or remedy of the Administrative Agent or any Lender hereunder or under any other Loan Document or any factual matters in connection therewith, which expenses shall include without limitation the reasonable fees and disbursements of such Persons, and (d) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, Administrative Agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses, suffered by any such Person in connection with any claim, investigation, litigation or other proceeding

(whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with this Agreement, any other Loan Document or the Loans, including without limitation reasonable attorney’s and consultant’s fees, except to the extent that any of the foregoing result from the gross negligence or willful misconduct of any indemnified party.
SECTION 14.3. Set-off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders and any assignee or participant of a Lender in accordance with Section 14.10 are hereby authorized by the Credit Parties at any time or from time to time, without notice to the Credit Parties or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, or any such assignee or participant to or for the credit or the account of the Borrower against and on account of the Obligations irrespective of whether or not (a) the Lenders shall have made any demand under this Agreement or any of the other Loan Documents or (b) the Administrative Agent shall have declared any or all of the Obligations to be due and payable as permitted by Section 12.2 and although such Obligations shall be contingent or unmatured.
SECTION 14.4. Governing Law. This Agreement, the Notes and the other Loan Documents, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accordance with the laws of the State of New York.
SECTION 14.5. Consent to Jurisdiction. Each of the parties hereto hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in New York County, New York, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. Each of the parties hereto hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by any other party hereto in connection with this Agreement or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 14.1. Nothing in this Section 14.5 shall affect the right of any of the parties hereto to serve legal process in any other manner permitted by Applicable Law or affect the right of any of the parties hereto to bring any action or proceeding against any other party hereto or its properties in the courts of any other jurisdictions.
SECTION 14.6. Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH CREDIT PARTY HEREBY ACKNOWLEDGE THEY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY JUDICIAL PROCEEDING, ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF, CONNECTED WITH OR RELATING TO THE LOAN DOCUMENTS (“Dispute”) IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.
SECTION 14.7. Reversal of Payments. To the extent any Credit Party makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative

Agent receives any payment or proceeds of the collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.
SECTION 14.8. Injunctive Relief; Punitive Damages. (a) Each of the parties to this Agreement recognizes that, in the event such party fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the other parties hereto. Therefore, each of the parties hereto agrees that the other parties hereto, at such other party’s option, shall be entitled to pursue temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.
     (b) The Administrative Agent, the Lenders and the Credit Parties (on behalf of themselves and their Subsidiaries) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.
SECTION 14.9. Accounting Matters. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance therewith.
SECTION 14.10. Successors and Assigns; Participations. (a) Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Credit Parties, the Administrative Agent and the Lenders, all future holders of the Notes, and their respective successors and permitted assigns, except that the Borrower shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender other than pursuant to Section 11.5.
     (b) Assignment by Lenders. Each Lender may, with the consent of the Borrower (so long as no Default or Event of Default has occurred and is continuing) and the consent of the Administrative Agent, which consents shall not be unreasonably withheld or delayed, assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of the Extensions of Credit (other than Competitive Bid Loans) at the time owing to it and the Revolving Credit Notes held by it); provided that:
     (i) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender’s Revolving Credit Commitment and all other rights and obligations under this Agreement (other than any right to make Competitive Bid Loans, Competitive Bid Loans owing to it and Competitive Bid Notes);
     (ii) if less than all of the assigning Lender’s Revolving Credit Commitment or Revolving Credit Loans is to be assigned, the Revolving Credit Commitment or Revolving Credit Loans so assigned shall not be less than $5,000,000;
     (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance in the form of Exhibit G attached hereto (an “Assignment and Acceptance”), together with any Revolving Credit Note or Revolving Credit Notes subject to such assignment;
     (iv) such assignment shall not, without the consent of the Borrower, on behalf of itself and the other Credit Parties, require the Borrower, or any other Credit Party, to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Revolving Credit Loans or the Revolving Credit Notes under the blue sky laws of any state;
     (v) the assigning Lender shall pay to the Administrative Agent an assignment fee of $3,000 upon the execution by such Lender of the Assignment and Acceptance; provided that no such fee shall be payable upon any assignment by a Lender to an Affiliate thereof; and
     (vi) no consents will be required for assignments where the Eligible Assignee is an Affiliate of the assigning Lender.
     Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least ten (10) Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned in such Assignment and Acceptance, have the rights and obligations of a Lender hereby and (B) the Lender thereunder shall, to the extent of the interest assigned in such assignment, be released from its obligations under this Agreement.
     (c) Rights and Duties upon Assignment. By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as set forth in such Assignment and Acceptance.
     (d) Register. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and record the names and addresses of the Lenders and the amount of the Extensions of Credit with respect to each Lender from time to time in the Register.
     No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (e) Issuance of New Revolving Credit Notes. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Eligible Assignee together with any Revolving Credit Note or Revolving Credit Notes if any have been issued pursuant to this Agreement, subject to such assignment and the written consent to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is substantially in the form of Exhibit G:
     (i) accept such Assignment and Acceptance;
     (ii) record the information contained therein in the Register;
     (iii) give prompt notice thereof to the Lenders and the Borrower, on behalf of itself and the other Credit Parties; and
     (iv) promptly deliver a copy of such Assignment and Acceptance to the Borrower.
     Within ten (10) Business Days after receipt of notice, if requested by the Eligible Assignee the Borrower shall execute and deliver to the Administrative Agent, in exchange for the surrendered Revolving Credit Note or Revolving Credit Notes, a new Revolving Credit Note or Revolving Credit Notes to the order of such Eligible Assignee in amounts equal to the Revolving Credit Commitment assumed by it pursuant to such Assignment and Acceptance and a new Revolving Credit Note or Revolving Credit Notes to the order of the assigning Lender in an amount equal to the Revolving Credit Commitment retained by it hereunder. Such new Revolving Credit Note or Revolving Credit Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Revolving Credit Note or Revolving Credit Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Revolving Credit Notes delivered to the assigning Lender. Each surrendered Revolving Credit Note or Revolving Credit Notes shall be canceled and returned to the Borrower.
     (f) Participations. Each Lender may sell participations to one or more banks or other entities in all or a portion of its rights and/or obligations under this Agreement (including, without limitation, all or a portion of its Extensions of Credit and the Notes held by it); provided that:
     (i) each such participation shall be in an amount not less than $5,000,000;
     (ii) such Lender’s obligations under this Agreement (including, without limitation, its Revolving Credit Commitment) shall remain unchanged;
     (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;
     (iv) the Credit Parties, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement;
     (v) such Lender shall not permit such participant the right to approve any waivers, amendments or other modifications to this Agreement or any other Loan Document other than waivers, amendments or modifications which would reduce the principal of or the interest rate on any Revolving Credit Loan or Reimbursement Obligation, extend the term or increase the amount of the Revolving Credit Commitment, reduce the amount of any fees to which such participant is entitled, or extend any scheduled payment date for principal, interest or fees of any Revolving Credit Loan, except as expressly contemplated hereby or thereby; and
     (vi) any such disposition shall not, without the consent of the Borrower, on behalf of itself and the other Credit Parties, require the Borrower or any other Credit Party, to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Revolving Credit Loans or the Revolving Credit Notes under the blue sky law of any state.
     (g) Disclosure of Information; Confidentiality. Each of the Administrative Agent, the Issuing Lenders and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors and representatives (collectively, “Representatives”) (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the prior written consent of the Credit Parties, (h) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section or (B) becomes available to the Administrative Agent, the Issuing Lenders or any Lender on a nonconfidential basis from a source other than the Credit Parties or (i) to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information (customarily found in such publications) upon the Credit Parties’ prior review and approval, which shall not be unreasonably withheld or delayed. For the purposes of this Section, “Information” means all information received from the Credit Parties or any of their Subsidiaries relating to the Credit Parties or their business, other than any such information that is available to the Administrative Agent, any Issuing Lender or any Lender on a nonconfidential basis prior to disclosure by the Credit Parties; provided that, in the case of information received from the Credit Parties after the Closing Date (other than certificates or other information specifically required by the terms of this Agreement), such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
     (h) Special Purpose Funding Vehicles. Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle organized for the specific purpose of making or acquiring participations or investing in loans of the type made pursuant to this Agreement (a “SPC”), correctly identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Extension of Credit that such Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Extension of Credit and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Extension of Credit, the Granting Lender shall be obligated to make such Extension of Credit pursuant to the terms hereof. The making of an Extension of Credit by an SPC hereunder shall utilize the Revolving Credit Commitment of the Granting Lender to the same extent, and as if, such Extension of Credit were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this clause, any SPC may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interest in any Extension of Credit to the Granting Lender or to any financial institution (consented to by the Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Extensions of Credit and (ii) disclose on a confidential basis any non-public information relating to Extensions of Credit to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This clause may not be amended without the written consent of each SPC.
     (i) Certain Pledges or Assignments. Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with Applicable Law.
SECTION 14.11. Amendments, Waivers and Consents. Except as set forth below, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, (a) in the case of an amendment, waiver or consent for which a substantially similar corresponding amendment, waiver or consent with regard to the Three-Year Credit Agreement will be made effective thereunder contemporaneously, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Credit Parties and (b) in the case of any other amendment, waiver or consent specifically impacting only this Agreement and the other Loan Documents, such amendment, waiver or consent is in writing signed by the Required Agreement Lenders (or by the Administrative Agent with the consent of the Required Agreement Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Credit Parties; provided, in each case, that:
     (a) no amendment, waiver or consent shall (i) release any of the Credit Parties, (ii) increase the amount or extend the time of the obligation of the Lenders to make Revolving Credit Loans or issue or participate in Letters of Credit, (iii) extend the originally scheduled time or times of payment of the principal of any Revolving Credit Loan or Reimbursement Obligation or the time or times of payment of interest or fees on any Revolving Credit Loan or Reimbursement Obligation, (iv) reduce the rate of interest or fees payable on any Revolving Credit Loan or Reimbursement Obligation, (v) reduce the principal amount of any Revolving Credit Loan or Reimbursement Obligation, (vi) permit any subordination of the principal or interest on any Revolving Credit Loan or Reimbursement Obligation, (vii) permit any assignment (other than as specifically permitted or contemplated in this Agreement) of any of the Credit Parties’ rights and obligations hereunder or (viii) amend the provisions of this Section 14.11 or the definition of Required Lenders or Required Agreement Lenders, without the prior written consent of each Lender affected thereby; and
     (b) no amendment, waiver or consent to the provisions of (i) Article XIII shall be made without the written consent of the Administrative Agent and (ii) Article III without the written consent of each Issuing Lender affected thereby.

SECTION 14.12. Performance of Duties. The Credit Parties’ obligations under this Agreement and each of the Loan Documents shall be performed by the Credit Parties at their sole cost and expense.
SECTION 14.13. All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Credit Facility has not been terminated.
SECTION 14.14. Survival of Indemnities. Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XIV and any other provision of this Agreement and the Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.
SECTION 14.15. Titles and Captions. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.
SECTION 14.16. Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
SECTION 14.17. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement. Delivery of any executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 14.18. Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations (other than obligations owing by any Credit Party to any Lender or Affiliate of a Lender or the Administrative Agent under any Hedging Agreement) shall have been indefeasibly and irrevocably paid and satisfied in full. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.
SECTION 14.19. Inconsistencies with Other Documents; Independent Effect of Covenants. (a) In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control.
     (b) The Borrower expressly acknowledges and agrees that each covenant contained in Article IX, X, or XI hereof shall be given independent effect.
SECTION 14.20. Patriot Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each borrower, guarantor or grantor (the “Loan Parties”), which information includes the name and address of each Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the Act.
SECTION 14.21. Ratings of Loans. Each Lender hereby agrees that nothing in this agreement shall require or imply that the Loans shall be required to be rated by any nationally recognized securities rating organization.
SECTION 14.22. Consent Under Three Year Credit Agreement. Each Lender hereunder that is also a lender under the Three-Year Credit Agreement, by execution of this Agreement, hereby (i) agrees that each reference in the Three-Year Credit Agreement to the “Five-Year Credit Agreement” shall mean a reference to this Agreement and (ii) consents to the execution and delivery of this Agreement by the Credit Parties and the performance of their respective obligations hereunder pursuant to Section 14.11 of the Three-Year Credit Agreement.
[Signature pages to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their authorized officers, all as of the day and year first written above.

JONES APPAREL GROUP USA, INC., as Borrower
By:	/s/ Ira M. Dansky
	Name:	Ira M. Dansky
	Title:	Secretary

JONES APPAREL GROUP, INC., as Additional Obligor
By:	/s/ Ira M. Dansky
	Name:	Ira M. Dansky
	Title:	Exec. V.P., General Counsel and Secretary

JONES APPAREL GROUP HOLDINGS, INC., as Additional Obligor
By:	/s/ Ira M. Dansky
	Name:	Ira M. Dansky
	Title:	President

KASPER, LTD., as Additional Obligor
By:	/s/ Efthimios P. Sotos
	Name:	Efthimios P. Sotos
	Title:	Vice President

NINE WEST FOOTWEAR CORPORATION, as Additional Obligor
By:	/s/ Ira M. Dansky
	Name:	Ira M. Dansky
	Title:	Executive Vice President and Secretary

WACHOVIA BANK, NATIONAL ASSOCIATION as Administrative Agent, Issuing Lender and Lender
By:	/s/ Kimberly A. Quinn
	Name:	Kimberly A. Quinn
	Title:	Director

CITIBANK, N.A., as Issuing Lender and Lender
By:	/s/ Judith Green
	Name:	Judith Green
	Title:	Vice President

JPMORGAN CHASE BANK, as Issuing Lender and Lender
By:	/s/ James A. Knight
	Name:	James A. Knight
	Title:	Vice President

BANK OF AMERICA, N.A., as Issuing Lender and Lender
By:	/s/ Douglas J. Bolt
	Name:	Douglas J. Bolt
	Title:	Vice President

BARCLAYS BANK PLC as Lender
By:	/s/ John Giannone
	Name:	John Giannone
	Title:	Director

SUNTRUST BANK as Lender
By:	/s/ Patrick M. Stevens
	Name:	Patrick M. Stevens
	Title:	Vice President

THE BANK OF NOVA SCOTIA as Lender
By:	/s/ Todd S. Meller
	Name:	Todd S. Meller
	Title:	Managing Director

THE ROYAL BANK OF SCOTLAND PLC as Lender
By:	/s/ Jayne Seaford
	Name:	Jayne Seaford
	Title:	Senior Vice President

UFJ BANK as Lender
By:	/s/ John T. Feeney
	Name:	John T. Feeney
	Title:	Vice President

THE BANK OF NEW YORK as Lender
By:	/s/ Roger Grossman
	Name:	Roger Grossman
	Title:	Vice President

MIZUHO CORPORATE BANK, LTD. as Lender
By:	/s/ Greg Botshon
	Name:	Greg Botshon
	Title:	SVP and Team Leader

NORINCHUKIN BANK as Lender
By:	/s/ Masanori Shoji
	Name:	Masanori Shoji
	Title:	Joint General Manager

STANDARD CHARTERED BANK as Lender
By:	/s/ Alan Babcock
	Name:	Alan Babcock
	Title:	Senior Vice President

By:	/s/ Robert K. Reddington
	Name:	Robert K. Reddington
	Title:	AVP/Credit Documentation

SUMITOMO MITSUI BANKING CORPORATION as Lender
By:	/s/ Edward McColly
	Name:	Edward McColly
	Title:	VP, Department Head

U.S. BANK NATIONAL ASSOCIATION as Lender
By:	/s/ Jennifer Thurston
	Name:	Jennifer Thurston
	Title:	AVP

UNION BANK OF CALIFORNIA, N.A. as Lender
By:	/s/ Theresa L. Rocha
	Name:	Theresa L. Rocha
	Title:	Vice President

CHIAO TUNG BANK CO., LTD. as Lender
By:	/s/ Kuang-Hua Wei
	Name:	Kuang-Hua Wei
	Title:	SVP & General Manager

BANK OF CHINA as Lender
By:	/s/ William W. Smith
	Name:	William W. Smith
	Title:	Deputy General Manager

BANCO BILBAO VIZCAYA ARGENTARIA as Lender
By:	/s/ Hector O. Villegas
	Name:	Hector O. Villegas
	Title:	Vice President, Global Corporate Banking

By:	/s/ John Martini
	Name:	John Martini
	Title:	Vice President, Corporate Banking

BEAR STEARNS CORPORATE LENDING as Lender
By:	/s/ Victor Bulzacchelli
	Name:	Victor Bulzacchelli
	Title:	Vice President

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH as Lender
By:	/s/ Ming-Hsien Lin
	Name:	Ming-Hsien Lin
	Title:	SVP & General Manager

E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH as Lender
By:	/s/ Benjamin Lin
	Name:	Benjamin Lin
	Title:	EVP and General Manager

MALAYAN BANKING BERHAD as Lender
By:	/s/ Wan Fadzmi Othman
	Name:	Wan Fadzmi Othman
	Title:	General Manager

PNC BANK as Lender
By:	/s/ Denise D. Killen
	Name:	Denise D. Killen
	Title:	Vice President

UNICREDITO ITALIANO as Lender
By:	/s/ Salyed A. Abbas
	Name:	Salyed A. Abbas
	Title:	Vice President

By:	/s/ Luciano Cenedese
	Name:	Luciano Cenedese
	Title:	First Vice President

FIRST COMMERCIAL BANK, NEW YORK AGENCY, as Lender
By:	/s/ Bruce M.J. Ju
	Name:	Bruce M.J. Ju
	Title:	VP & GM

Schedule 1.1(a)
(Lenders and Revolving Credit Commitments)

	COMMITMENT
LENDER	PERCENTAGE	COMMITMENT
Citibank, N.A.	8.60%	$86,042,000
2 Penns Way, Suite 200 New Castle, DE 19720 Attn: Laura D. Quashne T: 302-894-6058 F: 302-894-6120
JPMorgan Chase Bank	8.60%	$86,042,000
1411 Broadway, 5th Floor New York, NY 10018 Attn: Caridad Tio T: 212-391-2711 F: 212-391-7283
Bank of America, N.A.	8.60%	$86,041,500
101 N. Tyron Street, NC1-001-15-03 Charlotte, NC 28255 Attn: Jason Petrea T: 704-386-3781 F: 704-409-0056
Barclays Bank PLC	8.60%	$86,041,500
200 Park Avenue New York, NY 10166 Attn: John Giannone
SunTrust Bank	8.60%	$86,041,500
303 Peachtree Street, N.E. Atlanta, GA 30308 Attn: Don Besch T: 404 575-2649 F: 404 575-2594
Wachovia Bank, National Association	8.60%	$86,0410,500
201 South College Street, CP-23 Charlotte, North Carolina 28202 Attn : Syndication Agency Services T: 704 374-2698 F: 704 383-0288
The Bank of Nova Scotia	5.00%	$50,000,000
One Liberty Plaza, Floor 24 New York, NY 10006 Attn: Victor Chevallier T: 212 225-5064 F: 212 225-5145

	COMMITMENT
LENDER	PERCENTAGE	COMMITMENT
The Royal Bank of Scotland plc	5.00%	$50,000,000
101 Park Avenue New York, NY 10178 Attn: Juanita Baird T: 212 401-1420 F: 212 401-1336
UFJ Bank Limited, New York Branch	5.00%	$50,000,000
55 East 52nd Street New York, NY 10055 Attn: Martin Chin T: 212 339-6392 F: 212 754-2368
The Bank of New York	3.50%	$35,000,000
One Wall Street New York, NY 10286 Attn: Laina Chan T: 212-635-6720 F: 212-635-6397
Mizuho Corporate Bank, Ltd.	2.50%	$25,000,000
1800 Plaza Ten Jersey City, NJ 07311 Attn: Nicole Ferraro T: 201 626-9341 F: 201 626-9913
The Norinchukin Bank, New York Branch	2.50%	$25,000,000
245 Park Avenue, 29th Floor New York, NY 10167 Attn: Jing Li T: 212 949-10167 F: 212 808-4188
Standard Chartered	2.50%	$25,000,000
One Madison Avenue New York, NY 10010 Attn: Vicky T: 212 667-0203 F: 212 667-0287
Sumitomo Mitsui Banking Corporation	2.50%	$25,000,000
277 Park Avenue New York, NY 10172 Attn: Tracy Watson T: 212 224-4393 F: 212 224-5197
U.S. Bank National Association	2.50%	$25,000,000
One U.S. Bank Plaza St. Louis, MO 63166 Attn: Jennifer Thurston

2

	COMMITMENT
LENDER	PERCENTAGE	COMMITMENT
Union Bank of California	2.50%	$25,000,000
601 Potrero Grande Drive Monterey Park, CA 91754 Attn: Hisako Sakamoto T: 323 720-6181 F: 323 278-6173
Chiao Tung Bank Co., Ltd. New York Agency	2.00%	$20,000,000
One World Financial Center 200 Liberty Street, 30th Floor New York, NY 10281 Attn: Anne Y. Lu T: 212 285-0666 ext. 233 F: 212 285-2922
Bank of China, New York Branch	1.50%	$15,000,000
410 Madison Avenue New York, NY 10017 Attn: Elaine Ho T: 212 935-3101 ext 281 F: 646 840-1796
Banco Bilbao Vizcaya Argentaria	1.50%	$15,000,000
1345 Avenue of the Americas, 45th Floor New York, NY 10105 Attn: Hector Villegas T: 212 728-1513 F: 212 333-2904
Bear Stearns Corporate Lending Inc.	1.50%	$15,000,000
383 Madison Avenue, 8th Floor New York, NY 10179 Attn: Gloria Dombrowski T: 212-272-6043 F: 212-272-4844
Chang Hwa Commercial Bank, Ltd,	1.50%	$15,000,000
New York Branch 685 Third Avenue, 29th Floor New York, NY 10017 Attn: Sarah Lim T: 212 651-9770 ext. 31 F: 212 651-9785
E.Sun Commercial Bank, Ltd., Los Angeles Branch	1.50%	$15,000,000
17700 Castleton Street, Suite 500 City of Industry, CA 91748 Attn: Shinghorng Lin F: 626 810-2400 x. 228 F: 626 839-5531

3

	COMMITMENT
LENDER	PERCENTAGE	COMMITMENT
Malayan Banking Berhad	1.50%	$15,000,000
400 Park Avenue, 9th Floor New York, NY 10022 Attn: Azahari Khalid T: 212 303-1348 F: 212 308-0109
PNC Bank, National Association	1.50%	$15,000,000
500 First Avenue Pittsburgh, PA 15219 Attn: Marc Accamando T: 412 768-7647 F: 412 768-4586
Unicredito Italiano	1.50%	$15,000,000
430 Park Avenue, 9th Floor New York, NY 10022 Attn: Dan Tausek T: 212 546-9614 F: 212 826-8623
First Commercial Bank, New York Agency	0.88%	$8,750,000
750 Third Avenue, 34th Floor New York, NY 10017 Attn: Yating Hwang T: 212-599-6868 F: 212-599-6133
Total:	100%	$1,000,000,000

4

Schedule 1.1 (b)

Wachovia Bank, N.A.	Page: 1

Outstanding Summary Report	Date: 04/30/2004

For Applicant: NINE WEST
Applicant Name: NINE WEST GROUP INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
I167394K	NINENW0042CW667	HNK	IMLC	FULL FUTURE CO., LTD.	TW	02/20/2004	04/26/2004	720.00	USD
I167403K	NINENW0051DA101	HNK	IMLC	SOUTH SERVICE TRADING S/A	BR	02/20/2004	05/05/2004	66,445.20	USD
I167408K	NINENW0056CW675	HNK	IMLC	KENFIELD INVESTMENT S/A	UY	02/26/2004	05/05/2004	106,880.10	USD
I167410K	NINENW0058CW681	HNK	IMLC	KING KONG LEATHERWARE LTD.	HK	02/26/2004	04/27/2004	25,575.00	USD
I167413K	NINENW0062DA112	HNK	IMLC	CENTROPE INDUSTRIA DE CALCADOS LTD	BR	03/12/2004	05/21/2004	93,967.50	USD
I167415K	NINENW0064DA89	HNK	IMLC	GOLDEN MATE INTERNATIONAL CORP.	TW	03/10/2004	05/25/2004	32,700.00	USD
I167416K	NINENW0065DA105	HNK	IMLC	PUIBRIGHT INVESTMENTS LIMITED	HK	03/10/2004	05/25/2004	67,750.50	USD
I167417K	NINENW0066DA104	HNK	IMLC	PUIBRIGHT INVESTMENTS LIMITED	HK	03/10/2004	05/29/2004	11,441.85	USD
I167418K	NINENW0067CW666	HNK	IMLC	FULL FUTURE CO., LTD.	TW	03/10/2004	05/24/2004	9,648.00	USD
I167420K	NINENW0069CW683	HNK	IMLC	SINOWEST TRADING, LTD.	HK	03/17/2004	05/17/2004	94,149.00	USD
I167421K	NINENW0070CW684	HNK	IMLC	GET EVER INTERNATIONAL LTD.	TW	03/17/2004	05/02/2004	45,181.95	USD
I167422K	NINENW0071DA114	HNK	IMLC	GOLDEN MATE INTERNATIONAL CORP.	TW	03/17/2004	06/06/2004	60,018.75	USD
I167423K	NINENW0072DA115	HNK	IMLC	PRESTIGE FOOTWEAR CO. LTD.	TW	03/17/2004	06/05/2004	146,237.40	USD
I167427K	NINENW0077DA116	HNK	IMLC	GET EVER INTERNATIONAL LTD.	TW	03/25/2004	06/05/2004	30,833.25	USD
I167428K	NINENW0078DA117	HNK	IMLC	GET EVER INTERNATIONAL LTD.	TW	03/25/2004	05/16/2004	18,228.00	USD
I167429K	NINENW0079CW693	HNK	IMLC	GET EVER INTERNATIONAL LTD.	TW	04/02/2004	05/08/2004	39,110.40	USD
I167431K	NINENW0081CW695	HNK	IMLC	GET EVER INTERNATIONAL LTD.	TW	04/13/2004	06/02/2004	25,798.50	USD
I167432K	NINENW0082CW696	HNK	IMLC	JYE DEAN INDUSTRIAL CO. LTD.	TW	04/13/2004	06/04/2004	28,699.50	USD
I167433K	NINENW0083CW697	HNK	IMLC	DEBORBA CALCADOS LTDA	BR	04/13/2004	06/02/2004	50,400.00	USD
I167434K	NINENW0084CW698	HNK	IMLC	GET EVER INTERNATIONAL LTD.	TW	04/13/2004	06/09/2004	26,040.00	USD
I167435K	NINENW0085CW699	HNK	IMLC	CALCADOS LILIANA LTDA	BR	04/13/2004	05/31/2004	60,000.00	USD
I167436K	NINENW0086CW701	HNK	IMLC	GET EVER INTERNATIONAL LTD.	TW	04/14/2004	06/07/2004	120,990.30	USD
I167437K	NINENW0087DA118	HNK	IMLC	CALZATURIFICIO DARDI SRL	IT	04/14/2004	06/09/2004	29,667.00	USD
I167438K	NINENW0088DA119	HNK	IMLC	DEBORBA CALCADOS LTDA	BR	04/14/2004	06/05/2004	11,880.00	USD
I167439K	NINENW0089DA120	HNK	IMLC	DAIBY S/A	BR	04/14/2004	05/26/2004	14,512.50	USD
I167440K	NINENW0090DDA121	HNK	IMLC	CALZATURIFICIO VENEZIA	IT	04/14/2004	06/10/2004	24,930.00	USD
I167441K	NINENW0091DA110	HNK	IMLC	OVERLAND TRADING S/A	BR	04/23/2004	06/22/2004	130,698.00	USD
I167442K	NINENW0092DA124	HNK	IMLC	PUIBRIGHT INVESTMENTS LIMITED	HK	04/23/2004	06/03/2004	16,140.00	USD
I167443K	NINENW0093DA125	HNK	IMLC	OVERLAND TRADING S/A	BR	04/23/2004	06/05/2004	22,680.00	USD
I167444K	NINENW0094CW700	HNK	IMLC	GET EVER INTERNATIONAL LTD.	TW	04/23/2004	07/03/2004	129,234.00	USD
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: NINE WEST	Page: 2 Date: 04/30/2004
Applicant Name: NINE WEST GROUP INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
I167445K	NINENW0095JL169	HNK	IMLC	YEN SHENG FACTORY LTD.	HK	04/23/2004	06/22/2004	16,906.50	USD
I167446K	NINENW0096CW685	HNK	IMLC	SAB JIE MEI IMP/EXP CO. LTD.	C2	04/30/2004	07/05/2004	36,750.00	USD
I167447K	NINENW0099CW702	HNK	IMLC	GET EVER INTERNATIONAL LTD.	TW	04/30/2004	07/10/2004	24,030.00	USD
I167448K	NINENW0100CW705	HNK	IMLC	DRIPSTONE FEDERAL S.A.	UY	04/30/2004	06/16/2004	40,500.00	USD
I167449K	NINENWO101CW706	HNK	IMLC	CALCADOS LILIANA LTDA	BR	04/30/2004	05/28/2004	20,641.20	USD
I336000K	NINENW0102CW707	HNK	IMLC	KING KONG LEATHERWARE LTD.	HK	04/30/2004	05/21/2004	15,080.00	USD
I336001K	NINENW0103JL170	HNK	IMLC	YEN SHENG FACTORY LTD.	HK	04/30/2004	06/16/2004	42,273.00	USD
I336002K	NINENW0104JL171	HNK	IMLC	YEN SHENG FACTORY LTD.	HK	04/30/2004	06/22/2004	5,460.00	USD
I336003K	NINENW0105JL173	HNK	IMLC	YEN SHENG FACTORY LTD.	HK	04/30/2004	06/08/2004	25,381.80	USD
I336004K	NINENW0106DA123	HNK	IMLC	PUIBRIGHT INVESTMENTS LIMITED	HK	04/30/2004	07/10/2004	6,652.80	USD
I336005K	NINENWO107DA127	HNK	IMLC	LA TACHE INTERNATIONAL LIMITED	HK	04/30/2004	07/05/2004	9,792.90	USD

						Appl Name Total:		1,784,024.90

						Total:		1,784,024.90

BA/ACCPT Summary:

						Total:

***	END OF OUTSTANDING SUMMARY REPORT
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 1 Date: 04/30/2004
Applicant Name: JONES APPAREL GROUP USA,INC.

						Opening	Expiry	L/C Equiv
L/C Bank Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
328338	JONE2623D08098	HNK	IMLC	KEN TRADING	JP	11/03/2003	04/20/2004	62,785.54	USD
328407	JONE2699BLANKET	HNK	IMLC	DOOLIM CORPORATION	KR	11/13/2003	05/11/2004	4,721.64	USD
328408	JONE2700BLANKET	HNK	IMLC	DOOLIM CORPORATION	KR	11/13/2003	05/21/2004	525,000.00	USD
328409	JONE2701BLANKET	HNK	IMLC	EUHA INTERNATIONAL LTD	KR	11/13/2003	05/21/2004	525,000.00	USD
328410	JONE2702BLANKET	HNK	IMLC	EUHA INTERNATIONAL LTD	KR	11/13/2003	05/21/2004	525,000.00	USD
328411	JONE2703BLANKET	HNK	IMLC	EUHA INTERNATIONAL LTD	KR	11/13/2003	05/21/2004	525,000.00	USD
328412	JONE2704BLANKET	HNK	IMLC	EUHA INTERNATIONAL LTD	KR	11/13/2003	05/21/2004	525,000.00	USD
328416	JONE2708BLANKET	HNK	IMLC	POONGIN TRADING CO., LTD.	KR	11/13/2003	05/01/2004	83,292.06	USD
328418	JONE2710BLANKET	HNK	IMLC	POONGIN TRADING CO., LTD.	KR	11/13/2003	05/01/2004	45,345.07	USD
328421	JONE2713BLANKET	HNK	IMLC	POONGIN TRADING CO., LTD.	KR	11/13/2003	05/21/2004	525,000.00	USD
328427	JONE2719BLANKET	HNK	IMLC	POONGIN TRADING CO., LTD.	KR	11/13/2003	04/20/2004	23,310.01	USD
328431	JONE2723BLANKET	HNK	IMLC	SAMKWANG APPAREL CORP	KR	11/13/2003	05/21/2004	525,000.00	USD
328432	JONE2724BLANKET	HNK	IMLC	SAMKWANG APPAREL CORP	KR	11/13/2003	05/21/2004	525,000.00	USD
328433	JONE2725BLANKET	HNK	IMLC	SAMKWANG APPAREL CORP	KR	11/13/2003	05/11/2004	53,509.34	USD
328434	JONE2726BLANKET	HNK	IMLC	SAMKWANG APPAREL CORP	KR	11/13/2003	05/21/2004	525,000.00	USD
328435	JONE2727BLANKET	HNK	IMLC	SAMKWANG APPAREL CORP	KR	11/13/2003	05/21/2004	525,000.00	USD
328436	JONE2728BLANKET	HNK	IMLC	SAMKWANG APPAREL CORP	KR	11/13/2003	05/01/2004	113,348.07	USD
328438	JONE2730BLANKET	HNK	IMLC	SAMKWANG APPAREL CORP	KR	11/13/2003	05/21/2004	525,000.00	USD
328439	JONE2731BLANKET	HNK	IMLC	SAMKWANG APPAREL CORP	KR	11/13/2003	05/26/2004	29,985.25	USD
328440	JONE2732BLANET	HNK	IMLC	SAMKWANG APPAREL CORP	KR	11/13/2003	06/05/2004	525,000.00	USD
328441	JONE2733BLANKET	HNK	IMLC	SAMKWANG APPAREL CORP	KR	11/13/2003	05/21/2004	525,000.00	USD
328442	JONE2734BLANKET	HNK	IMLC	SAMKWANG APPAREL CORP	KR	11/13/2003	05/21/2004	525,000.00	USD
328443	JONE2735BLANKET	HNK	IMLC	SAMKWANG APPAREL CORP	KR	11/13/2003	05/21/2004	525,000.00	USD
328444	JONE2736BLANKET	HNK	IMLC	SAMKWANG APPAREL CORP	KR	11/13/2003	05/21/2004	525,000.00	USD
328445	JONE2737BLANKET	HNK	IMLC	SAMKWANG APPAREL CORP	KR	11/13/2003	05/21/2004	525,000.00	USD
328459	JONE2752BLANKETT	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328460	JONE2753BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328461	JONE2754BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328462	JONE2755BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328463	JONE2756BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 2 Date: 04/30/2004
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
328464	JONE2757BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328465	JONE2758BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328466	JONE2759BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328467	JONE2760BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328468	JONE2761BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328469	JONE2762BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328470	JONE2763BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328471	JONE2764BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328472	JONE2765BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328473	JONE2766BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328474	JONE2767BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328475	JONE2768BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328476	JONE2769BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328477	JONE2770BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328478	JONE2771BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328479	JONE2772BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328480	JONE2773BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328481	JONE2774BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328482	JONE2775BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328483	JONE2776BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328484	JONE2777BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328485	JONE2778BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328486	JONE2779BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328487	JONE2780BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328488	JONE2781BLANKET	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328502	JONE2794BLANKET	HNK	IMLC	BAIK KYUNG IND., CO., LTD.	KR	11/18/2003	06/05/2004	2,335.40	USD
328503	JONE2795BLANKET	HNK	IMLC	BAIK KYUNG IND., CO., LTD.	KR	11/18/2003	05/21/2004	58,939.17	USD
328504	JONE2796BLANKBT	HNK	IMLC	BAIK KYUNG IND., CO., LTD.	KR	11/18/2003	06/04/2004	127,361.36	USD
328505	JONE2797BLANKET	HNK	IMLC	BAIK KYUNG IND., CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328506	JONE2798BLANKET	HNK	IMLC	BAIK KYUNG IND., CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 3 Date: 04/30/2004
Applicant Name: JONES APPAREL GROUP USA,INC.

						Opening	Expiry	L/C Equiv
L/C Bank Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
328507	JONE2799BLANKET	HNK	IMLC	BAIK KYUNG IND., CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328508	JONE2800BLANKET	HNK	IMLC	BAIK KYUNG END., CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328509	JONE2801BLANKET	HNK	IMLC	BAIK KYUNG END., CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328510	JONE2802BLANKET	HNK	IMLC	BAIK KYUNG END., CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328511	JONE2803BLANKET	HNK	IMLC	BAIK KYUNG IND., CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328512	JONE2804BLANKET	HNK	IMLC	BAIK KYUNG END., CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328513	JONE2805BLANKET	HNK	IMLC	BAIK KYUNG END., CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328514	JONE2806BLANKET	HNK	IMLC	BAIK KYUNG END., CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328515	JONE2807BLANKET	HNK	IMLC	BAIK KYUNG END., CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328516	JONE2808BLANKET	HNK	IMLC	BAIK KYUNG END., CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328517	JONE2809BLANKET	HNK	IMLC	BAIK KYUNG END., CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328518	JONE2810BLANKET	HNK	IMLC	BAIK KYUNG END., CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328519	JONE2811BLANKET	HNK	IMLC	BAIK KYUNG IND., CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328521	JONE2813BLANKET	HNK	IMLC	TAEBONG TONGSANG CO. LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328522	JONE2814BLANKET	HNK	IMLC	TAEBONG TONGSANG CO. LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328523	JONE2815BLANKET	HNK	IMLC	TAEBONG TONGSANG CO. LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328524	JONE2816BLANKET	HNK	IMLC	TAEBONG TONGSANG CO. LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328525	JONE2817BLANKET	HNK	IMLC	TAEBONG TONGSANG CO. LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328526	JONE2818BLANKET	HNK	IMLC	TAEBONG TONGSANG CO. LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328527	JONE2819BLANKET	HNK	IMLC	WOOIN INDUSTRIES LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328528	JONE2820BLANKET	HNK	IMLC	WOOIN INDUSTRIES LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328531	JONE2823BLANKET	HNK	IMLC	WOOIN INDUSTRIES LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328534	JONE2826BLANKET	HNK	IMLC	WOOIN INDUSTRIES LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328535	JONE2827BLANKET	HNK	IMLC	WOOIN INDUSTRIES LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
328540	JONE2832BLANKET	HNK	IMLC	DONGHAN INTERNATIONAL CO., LTD	KR	11/18/2003	05/21/2004	525,000.00	USD
328541	JONE2833BLANKET	HNK	IMLC	DONGHAN INTERNATIONAL CO., LTD	KR	11/18/2003	05/21/2004	525,000.00	USD
328542	JONE2834BLANKET	HNK	IMLC	DONGHAN INTERNATIONAL CO., LTD	KR	11/18/2003	05/21/2004	525,000.00	USD
328543	JONE2835BLANKET	HNK	IMLC	DONGHAN INTERNATIONAL CO., LTD	KR	11/18/2003	05/21/2004	525,000.00	USD
328544	JONE2836BLANKET	HNK	IMLC	DONGHAN INTERNATIONAL CO., LTD	KR	11/18/2003	05/21/2004	525,000.00	USD
328545	JONE2837BLANKET	HNK	IMLC	DONGHAN INTERNATIONAL CO., LTD	KR	11/18/2003	05/21/2004	525,000.00	USD
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 4 Date: 04/30/2004
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
328546	JONE2838BLANKET	HNK	IMLC	DONGHAN INTERNATIONAL CO., LTD	KR	11/18/2003	05/21/2004	525,000.00	USD
328547	JONE2839BLANKET	HNK	IMLC	DONGHAN INTERNATIONAL CO., LTD	KR	11/18/2003	05/21/2004	525,000.00	USD
328548	JONE2840BLANKET	HNK	IMLC	DONGHAN INTERNATIONAL CO., LTD	KR	11/18/2003	05/21/2004	525,000.00	USD
328549	JONE2841BLANKET	HNK	IMLC	DONGHAN INTERNATIONAL CO., LTD	KR	11/18/2003	05/21/2004	525,000.00	USD
329802	JONE2844BLANKET	HNK	IMLC	FTN CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
329807	JONE2849BLANKET	HNK	IMLC	FTN CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
329809	JONE2851BLANKET	HNK	IMLC	FTN CO., LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
329811	JONE2853BLANKET	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	05/01/2004	109,046.12	USD
329812	JONE2854BLANKET	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	05/08/2004	894.93	USD
329813	JONE2855BLANKET	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	05/08/2004	3,078.24	USD
329814	JONE2856BLANKET	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	04/24/2004	509.73	USD
329815	JONE2857BLANKET	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	05/02/2004	2,008.45	USD
329816	JONE2858BLANKET	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
329817	JONE2859BLANKET	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
329818	JONE2860BLANKET	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
329819	JONE2861BLANKET	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
329820	JONE2862BLANKET	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	05/08/2004	10,426.65	USD
329821	JONE2863BLANKET	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	06/26/2004	194,138.10	USD
329822	JONE2864BLANKET	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
329823	JONE2865BLANKETS	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
329824	JONE2866BLANKETS	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
329825	JONE2867BLANKETS	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
329826	JONE2868BLANKETS	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
329827	JONE2869BLANKETS	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
329828	JONE2870BLANKETS	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
329829	JONE2871BLANKETS	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	11/18/2003	05/21/2004	525,000.00	USD
330030	JONE2655BLANKET	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	12/16/2003	04/30/2004	23,054.59	USD
330060	JONE2685D08215	HNK	IMLC	KEN TRADING	JP	12/17/2003	05/15/2004	412,788.08	USD
330109	JONE2736CALIOPA-	HNK	IMLC	NOVA CALIOPA	BG	12/22/2003	05/15/2004	133,875.00	USD
330119	JONE2746KJ1376	HNK	IMLC	TAI KEI KNITTERS LIMITED	HK	12/23/2003	04/28/2004	412,211.06	USD
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 5 Date: 04/30/2004
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
330165	JONE0002BLANKET	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	01/06/2004	04/23/2004	66,856.74	USD
330210	JONE0051WLC322EC	HNK	IMLC	PT. UNGARAN SARI GARMENTS	ID	01/14/2004	05/17/2004	9,732.78	USD
330250	JONE0094D08234	HNK	IMLC	TESSIL GROSSO S.R.L.	IT	01/21/2004	04/25/2004	12,013.65	USD
330254	JONE0098KDD121R1	HNK	IMLC	SLITHER LTD.	HK	01/21/2004	04/25/2004	87,181.00	USD
330258	JONE0104D08280	HNK	IMLC	MITSUI AND CO. LTD.	JP	01/23/2004	06/09/2004	351,835.50	USD
330267	JONE0113MA00327	HNK	IMLC	LANIFICIO DI MAZZONE S.A.S.	IT	01/28/2004	04/23/2004	18,502.59	USD
331112	JONE0158WLC341EC	HNK	IMLC	P.T. MASTERINDO JAYA ABADI	ID	01/30/2004	05/13/2004	31,238.85	USD
331117	JONE0163SK0128A	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	01/30/2004	05/08/2004	9,200.34	USD
331119	JONE01652MK128K	HNK	IMLC	SAMKWANG APPAREL CORP	KR	01/30/2004	04/20/2004	37,033.20	USD
331126	JONE0172MA00363	HNK	IMLC	BTD TEKSTIL LTD	TR	02/03/2004	05/20/2004	128,825.11	USD
331129	JONE0175WLC333EC	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	02/03/2004	05/11/2004	267,382.39	USD
331134	JONE0181KJ1380	HNK	IMLC	KWIN HING KNITTING FTY. LTD.	HK	02/04/2004	04/28/2004	382,140.81	USD
331135	JONE0182KJ1383R1	HNK	IMLC	TAI KEI KNITTERS LIMITED	HK	02/04/2004	04/28/2004	225,499.45	USD
331139	JONE0189BLANKET	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	02/05/2004	07/29/2004	85,820.22	USD
331140	JONE0190BLANKET	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	02/05/2004	05/14/2004	12,610.33	USD
331141	JONE0191BLANKET	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	02/05/2004	07/24/2004	165,671.81	USD
331142	JONE0192JG3251	HNK	IMLC	SAVERIO INTERNATIONAL LIMITED	HK	02/05/2004	04/22/2004	197,174.60	USD
331148	JONE0198WLC347JW	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD	HK	02/05/2004	04/20/2004	281,198.40	USD
331149	JONE0199SK0202B	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	02/05/2004	05/04/2004	321,148.09	USD
331150	JONE0200SK0202A	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	02/05/2004	05/01/2004	121,693.84	USD
331160	JONE0212JG4019	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD	HK	02/10/2004	04/29/2004	605,845.89	USD
331166	JONE0218WLC338EC	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD	HK	02/10/2004	04/20/2004	163,903.29	USD
331167	JONE0219WLC349JW	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD	HK	02/10/2004	04/20/2004	300,337.43	USD
331168	JONE0220WLC348JW	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD	HK	02/10/2004	04/20/2004	387,859.58	USD
331169	JONE0221MFS06	HNK	IMLC	FORMOSTAR GARMENT CO., LTD.	TW	02/10/2004	05/10/2004	416,367.67	USD
331171	JONE0223KR013004	HNK	IMLC	JIN YOUNG INDUSTRIAL CO. LTD.	KR	02/10/2004	05/08/2004	28,524.70	USD
331179	JONE0232MA00365	HNK	IMLC	TAECHANG ENTERPRISE CO., LTD.	KR	02/12/2004	05/22/2004	56,728.48	USD
331182	JONE0236JG4078	HNK	IMLC	MONTHON LTD.	TH	02/12/2004	04/23/2004	182,016.05	USD
331189	JONE0243WLC352JW	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD	HK	02/12/2004	04/20/2004	390,804.76	USD
331194	JONE0248BLANKET	HNK	IMLC	LAIENT CORPORATION	KR	02/18/2004	08/31/2004	525,000.00	USD
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 6 Date: 04/30/2004
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
331195	JONE0249BLANKET	HNK	IMLC	LAIENT CORPORATION	KR	02/18/2004	08/31/2004	525,000.00	USD
331196	JONE0250BLANKET	HNK	IMLC	LAIENT CORPORATION	KR	02/18/2004	08/31/2004	525,000.00	USD
331197	JONE0251BLANKET	HNK	IMLC	LAIENT CORPORATION	KR	02/18/2004	08/31/2004	525,000.00	USD
331198	JONE0252BLANKET	HNK	IMLC	LAIENT CORPORATION	KR	02/18/2004	08/31/2004	525,000.00	USD
331199	JONE0253BLANKET	HNK	IMLC	LAIENT CORPORATION	KR	02/18/2004	08/31/2004	525,000.00	USD
331200	JONE0254BLANKET	HNK	IMLC	LAIENT CORPORATION	KR	02/18/2004	08/31/2004	525,000.00	USD
331201	JONE0255BLANKET	HNK	IMLC	LAIENT CORPORATION	KR	02/18/2004	08/31/2004	525,000.00	USD
331202	JONE0256BLANKET	HNK	IMLC	LAIENT CORPORATION	KR	02/18/2004	08/31/2004	525,000.00	USD
331203	JONE0257BLANKET	HNK	IMLC	LAIENT CORPORATION	KR	02/18/2004	08/31/2004	525,000.00	USD
331204	JONE0258BLANKET	HNK	IMLC	INSUNG MULSAN	KR	02/18/2004	08/31/2004	525,000.00	USD
331205	JONE0259BLANKET	HNK	IMLC	INSUNG MULSAN	KR	02/18/2004	08/31/2004	525,000.00	USD
331206	JONE0260BLANKET	HNK	IMLC	INSUNG MULSAN	KR	02/18/2004	08/31/2004	525,000.00	USD
331207	JONE0261BLANKET	HNK	IMLC	INSUNG MULSAN	KR	02/18/2004	08/31/2004	525,000.00	USD
331208	JONE0262BLANKET	HNK	IMLC	INSUNG MULSAN	KR	02/18/2004	08/31/2004	525,000.00	USD
331209	JONE0263BLANKET	HNK	IMLC	INSUNG MULSAN	KR	02/18/2004	08/31/2004	525,000.00	USD
331210	JONE0264BLANKET	HNK	IMLC	INSUNG MULSAN	KR	02/18/2004	08/31/2004	525,000.00	USD
331211	JONE0265BLANKET	HNK	IMLC	INSUNG MULSAN	KR	02/18/2004	08/31/2004	525,000.00	USD
331212	JONE0266BLANKET	HNK	IMLC	INSUNG MULSAN	KR	02/18/2004	08/31/2004	525,000.00	USD
331213	JONE0267BLANKET	HNK	IMLC	INSUNG MULSAN	KR	02/18/2004	08/31/2004	525,000.00	USD
331217	JONE0272JG4018	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD	HK	02/13/2004	04/20/2004	705,046.81	USD
331223	JONE02782MK128L	HNK	IMLC	JUNIL CO., LTD.	KR	02/13/2004	04/20/2004	77,011.15	USD
331225	JONE0280BLANKET	HNK	IMLC	GLOBAL SOURCING COMPANY	KR	02/18/2004	08/31/2004	525,000.00	USD
331226	JONE0281BLANKET	HNK	IMLC	GLOBAL SOURCING COMPANY	KR	02/18/2004	08/31/2004	525,000.00	USD
331227	JONE0282BLANKET	HNK	IMLC	GLOBAL SOURCING COMPANY	KR	02/18/2004	08/31/2004	525,000.00	USD
331228	JONE0283BLANKET	HNK	IMLC	GLOBAL SOURCING COMPANY	KR	02/18/2004	08/31/2004	525,000.00	USD
331229	JONE0284BLANKET	HNK	IMLC	GLOBAL SOURCING LIMITED	KR	02/18/2004	08/31/2004	525,000.00	USD
331230	JONE0285BLANKET	HNK	IMLC	GLOBAL SOURCING LIMITED	KR	02/18/2004	08/31/2004	525,000.00	USD
331231	JONE0286BLANKET	HNK	IMLC	GLOBAL SOURCING LIMITED	KR	02/18/2004	08/31/2004	525,000.00	USD
331232	JONE0287BLANKET	HNK	IMLC	GLOBAL SOURCING LIMITED	KR	02/18/2004	08/31/2004	525,000.00	USD
331233	JONE0288BLANKET	HNK	IMLC	GLOBAL SOURCING LIMITED	KR	02/18/2004	08/31/2004	525,000.00	USD
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 7 Date: 04/30/2004
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
331234	JONE0289BLANKET	HNK	IMLC	GLOBAL SOURCING LIMITED	KR	02/18/2004	08/31/2004	525,000.00	USD
331236	JONE0291E03452	HNK	IMLC	SUNG AN SYNTHETICS CO., LTD.	KR	02/18/2004	07/22/2004	1,458,623.26	USD
331243	JONE0298JG4083	HNK	IMLC	THAI GARMENT EXPORT CO., LTD.	TH	02/18/2004	05/07/2004	131,091.92	USD
331247	JONE0302WLC353JW	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD.	HK	02/18/2004	04/20/2004	305,748.79	USD
331249	JONE0304WLC354JW	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD.	HK	02/18/2004	04/20/2004	607,852.04	USD
331256	JONE0315BLANKET	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	02/24/2004	04/25/2004	51,922.50	USD
331265	JONE0324JG4020	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD.	HK	02/24/2004	04/27/2004	932,376.01	USD
331267	JONE0326WLC357JW	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD.	HK	02/24/2004	04/30/2004	154,817.15	USD
331268	JONE0327WLC373EC	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	02/24/2004	04/28/2004	128,373.14	USD
331269	JONE0328WLC355JW	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD.	HK	02/24/2004	04/30/2004	289,685.43	USD
331276	JONE0335WLC356JW	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD.	HK	02/24/2004	04/30/2004	470,094.77	USD
331278	JONE0337MFS09	HNK	IMLC	FORMOSTAR GARMENT CO., LTD.	TW	02/24/2004	05/01/2004	98,293.31	USD
331280	JONE0339JO020604	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	02/24/2004	05/17/2004	83,935.13	USD
331285	JONE0343MA00427	HNK	IMLC	BTD TEKSTIL LTD.	TR	02/26/2004	04/30/2004	4,386.25	USD
331286	JONE0344BLANKET	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	02/26/2004	05/15/2004	42,147.11	USD
331294	JONE0352JG4106	HNK	IMLC	WILFORD KNITWEAR FTY. LTD.	HK	02/26/2004	04/18/2004	118,324.08	USD
331306	JONE0364JG4130	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	03/02/2004	06/26/2004	58,336.74	USD
331314	JONE0372WLC366JW	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD.	HK	03/03/2004	04/27/2004	99,723.68	USD
331315	JONE0373APR80	HNK	IMLC	PT UNI-ENLARGE INDUSTRY INDONESIA	ID	03/02/2004	04/20/2004	2,229.09	USD
331317	JONE0377JG4118	HNK	IMLC	PT UNI-ENLARGE INDUSTRY INDONESIA	ID	03/04/2004	05/13/2004	499,887.79	USD
331327	JONE0387JG4135	HNK	IMLC	HEMPEL CHINA LIMITED	C2	03/04/2004	04/22/2004	122,188.42	USD
331336	JONE0396APR81	HNK	IMLC	P.T. MASTERINDO JAYA ABADI	ID	03/04/2004	04/20/2004	9,764.46	USD
331337	JONE0397APR83	HNK	IMLC	PT UNI-ENLARGE INDUSTRY INDONESIA	ID	03/04/2004	04/27/2004	329,749.11	USD
331338	JONE0398JEV28LY1	HNK	IMLC	HAN SAE CO., LTD.	KR	03/04/2004	05/13/2004	90,290.50	USD
331340	JONE0400SK0211B	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	03/04/2004	05/31/2004	1,049,841.29	USD
331341	JONE0401SH0227	HNK	IMLC	HAN SAE CO., LTD.	KR	03/04/2004	04/29/2004	55,023.53	USD
331345	JONE0405NA01168	HNK	IMLC	EXSA EXPORT SANAYI MAMULLERI SATIS	TR	03/05/2004	05/02/2004	47,080.66	USD
331346	JONE0406NA01291	HNK	IMLC	LANIFICIO LERIEN	IT	03/05/2004	05/10/2004	21,631.05	USD
331348	JONE0408MA00434	HNK	IMLC	GEO MUCK CO. LTD.	KR	03/05/2004	04/22/2004	2,604.47	USD
331353	JONE0413JG4151	HNK	IMLC	EXCELLENT JADE LIMITED.	HK	03/08/2004	05/08/2004	158,648.39	USD
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 8 Date: 04/30/2004
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
331355	JONE0415JG4158	HNK	IMLC	PT UNI-ENLARGE INDUSTRY INDONESIA	ID	03/08/2004	04/27/2004	74,201.40	USD
331357	JONE0417JG4149	HNK	IMLC	DASHING INDUSTRIAL COMPANY LIMITED	HK	03/08/2004	05/05/2004	9,924.71	USD
331358	JONE0418JG4136	HNK	IMLC	FORMOSTAR GARMENT CO., LTD.	TW	03/08/2004	05/13/2004	113,757.13	USD
331359	JONE0419WLC392EC	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	03/08/2004	05/19/2004	287,305.40	USD
331360	JONE0420WLC367JW	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD	HK	03/08/2004	04/27/2004	93,684.68	USD
331362	JONE0422KJ1382R1	HNK	IMLC	MAINFIELD DEVELOPMENT CO. LTD.	HK	03/08/2004	04/28/2004	303,175.83	USD
331365	JONE0425NBU-043	HNK	IMLC	D AND S MODE COMPANY LTD.	KR	03/08/2004	05/16/2004	49,305.69	USD
331367	JONE0428NA01281	HNK	IMLC	EXSA EXPORT SANAYI MAMULLERI SATIS	TR	03/09/2004	05/18/2004	19,730.90	USD
331370	JONE0431JG4163	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	03/09/2004	05/29/2004	37,959.08	USD
331371	JONE0432JG4164	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	03/09/2004	05/29/2004	17,406.90	USD
331372	JONE0433JG4165	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	03/09/2004	06/06/2004	13,253.63	USD
331373	JONE0434JG4166	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	03/09/2004	06/06/2004	24,097.50	USD
331375	JONE0436JG4131	HNK	IMLC	PT UNI-ENLARGE INDUSTRY INDONESIA	ID	03/09/2004	04/20/2004	8,749.23	USD
331376	JONE0437JG4064	HNK	IMLC	PT. UNGARAN SARI GARMENTS	ID	03/09/2004	05/25/2004	89,345.55	USD
331377	JONE0438JG4153	HNK	IMLC	ASIA COUTURE LIMITED	LK	03/09/2004	04/27/2004	454,014.99	USD
331378	JONE0439JG4148	HNK	IMLC	JEANLY(H.K.) LIMITED	HK	03/09/2004	04/21/2004	6,332.82	USD
331379	JONE0440WLC391EC	HNK	IMLC	JOY PLUS TRADING (H.K.) LTD.	HK	03/09/2004	05/25/2004	230,425.14	USD
331380	JONE0441NWS15	HNK	IMLC	AUTOMOBILE FASHIONS CO., LTD	TW	03/09/2004	04/28/2004	123,951.60	USD
331381	JONE0442JEV34LY2	HNK	IMLC	HAN SAE CO., LTD.	KR	03/09/2004	04/22/2004	74,934.67	USD
331383	JONE0444W02152	HNK	IMLC	YOO SAN CO. LTD.	KR	03/10/2004	05/15/2004	7,570.80	USD
331388	JONE0450MA00368	HNK	IMLC	WINNITEX INVESTMENT CO., LTD.	HK	03/12/2004	05/10/2004	23,802.13	USD
331391	JONE0453NA01295	HNK	IMLC	EXSA EXPORT SANAYI MAMULLERI SATIS	TR	03/12/2004	05/17/2004	66,224.06	USD
331392	JONE0454NA01170	HNK	IMLC	MENSA	TR	03/12/2004	05/10/2004	31,243.80	USD
331398	JONE0460JG4168	HNK	IMLC	LEIGHTON TEXTILES CO. LTD.	HK	03/12/2004	06/08/2004	896,843.13	USD
331399	JONE0461JG4193	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	03/12/2004	05/05/2004	158,765.67	USD
331400	JONE0462JG4169	HNK	IMLC	LEIGHTON TEXTILES CO. LTD.	HK	03/12/2004	04/26/2004	45,305.63	USD
331403	JONE0465WLC386JW	HNK	IMLC	CHINAMINE TRADING LTD.	HK	03/12/2004	05/12/2004	434,493.00	USD
331404	JONE0466APR86	HNK	IMLC	P.T. MASTERINDO JAYA ABADI	ID	03/12/2004	06/15/2004	24,596.38	USD
331406	JONE0468JEV026R2	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	03/12/2004	05/07/2004	201.89	USD
331407	JONE0469NA01202	HNK	IMLC	PICCHI S.P.A.	IT	03/18/2004	04/20/2004	4,367.18	USD
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 9 Date: 04/30/2004
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
331408	JONE0470MA00430	HNK	IMLC	WILHELM ZULEEG GMBH	GB	03/18/2004	05/05/2004	114.30	USD
331411	JONE0473MA00442	HNK	IMLC	EVERHARVEST WEAVING FACTORY LTD.	HK	03/18/2004	04/20/2004	305.36	USD
331412	JONE0474MA00454	HNK	IMLC	TAECHANG ENTERPRISE CO., LTD.	KR	03/18/2004	04/20/2004	550.55	USD
331413	JONE0475F03620	HNK	IMLC	N.I. TEIJIN SHOJI CO., LTD.	JP	03/18/2004	04/28/2004	41.48	USD
331415	JONE0477JJ00799	HNK	IMLC	EVERHARVEST WEAVING FACTORY LTD.	HK	03/18/2004	05/15/2004	28,585.30	USD
331416	JONE0478MA00450	HNK	IMLC	KAOSHA	TW	03/18/2004	04/20/2004	33,443.55	USD
331417	JONE0479E03494	HNK	IMLC	WINNITEX INVESTMENT CO., LTD.	HK	03/18/2004	05/20/2004	178,869.60	USD
331418	JONE0480BLANKET	HNK	IMLC	PT DAESE GARMIN	ID	03/22/2004	06/16/2004	144,197.10	USD
331419	JONE0481JG4197	HNK	IMLC	PT DAESE GARMIN	ID	03/22/2004	05/05/2004	14,891.63	USD
331421	JONE0483JG4203	HNK	IMLC	FU SON GARMENT FTY.	MO	03/22/2004	04/30/2004	10,189.13	USD
331422	JONE0484JG4185	HNK	IMLC	CHINAMINE TRADING LTD.	HK	03/22/2004	04/25/2004	393,212.49	USD
331423	JONE0485JG4189	HNK	IMLC	CHINAMINE TRADING LTD.	HK	03/22/2004	04/22/2004	382,314.88	USD
331425	JONE0487JG4192	HNK	IMLC	DOKO (HONG KONG)LTD	HK	03/22/2004	05/16/2004	85,750.23	USD
331426	JONE0488JG4183	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD	HK	03/22/2004	04/25/2004	138,449.14	USD
331427	JONE0489JG4182	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD	HK	03/22/2004	04/27/2004	26,875.62	USD
331428	JONE0490JG4201	HNK	IMLC	CHENFENG (JIANGSU) CLOTHING CO. LTD	C2	03/22/2004	04/30/2004	31,789.08	USD
331429	JONE0491JG4204	HNK	IMLC	BUSINESS FAITH INTERNATIONAL LTD.	HK	03/22/2004	04/30/2004	74,874.61	USD
331430	JONE0492WLC401JW	HNK	IMLC	CHINAMINE TRADING LTD.	HK	03/22/2004	05/19/2004	140,366.92	USD
331433	JONE0495WLC404EC	HNK	IMLC	JOY PLUS TRADING (H.K.) LTD.	HK	03/22/2004	06/09/2004	67,857.85	USD
331434	JONE0496WLC395JW	HNK	IMLC	CHINAMINE TRADING LTD.	HK	03/22/2004	04/30/2004	395,946.10	USD
331435	JONE0497WLC394JW	HNK	IMLC	CHINAMINE TRADING LTD.	HK	03/22/2004	04/23/2004	290,559.58	USD
331436	JONE0498WLC406EC	HNK	IMLC	SAVERIO INTERNATIONAL LIMITED	HK	03/22/2004	04/25/2004	39,865.67	USD
331437	JONE0499KK1209	HNK	IMLC	LAI KO KNITTING FTY. LTD.	HK	03/22/2004	04/25/2004	62,887.20	USD
331438	JONE0500WLC376JW	HNK	IMLC	CHINAMINE TRADING LTD.	HK	03/22/2004	04/30/2004	13,450.40	USD
331439	JONE0501UIJ03	HNK	IMLC	PT UNI-ENLARGE INDUSTRY INDONESIA	ID	03/22/2004	04/26/2004	123,316.22	USD
331440	JONE0502APR89R	HNK	IMLC	PT UNI-ENLARGE INDUSTRY INDONESIA	ID	03/22/2004	05/11/2004	69,186.17	USD
331441	JONE0503RIJ01	HNK	IMLC	P.T. RAJABRANA	ID	03/22/2004	05/05/2004	87,859.99	USD
331444	JONE0506W02158	HNK	IMLC	YOO SAN CO. LTD.	KR	03/23/2004	04/25/2004	2,766.00	USD
331445	JONE0507W02159	HNK	IMLC	GEO MUCK CO. LTD.	KR	03/23/2004	05/05/2004	40.12	USD
331446	JONE0508D08372	HNK	IMLC	INDUSTRIA TESSILE SANESI S.P.A.	IT	03/23/2004	04/27/2004	130,024.13	USD
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 10 Date: 04/30/2004
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
331447	JONE0509MA00417	HNK	IMLC	BTD TEKSTIL LTD	TR	03/23/2004	04/30/2004	165,776.63	USD
331449	JONE0511JG4180	HNK	IMLC	UNIMIX LIMITED	HK	03/23/2004	06/05/2004	313,616.91	USD
331452	JONE0514KJ1384R1	HNK	IMLC	LAI KO KNITTING FTY. LTD.	HK	03/23/2004	05/05/2004	8,223.33	USD
331453	JONE0515WLC398EC	HNK	IMLC	JOY PLUS TRADING (H.K.) LTD.	HK	03/23/2004	06/01/2004	619,681.17	USD
331454	JONE0516WLC362EC	HNK	IMLC	MAXIMARK INTERNATIONAL LIMITED	HK	03/23/2004	05/05/2004	66,083.32	USD
331455	JONE0517JEV34LY1	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	03/23/2004	05/07/2004	110,926.43	USD
331456	JONE0518JEV38LY1	HNK	IMLC	HAN SAE CO., LTD.	KR	03/23/2004	05/13/2004	363,848.14	USD
331457	JONE0519JEV026R1	HNK	IMLC	DONGHAN INTERNATIONAL CO., LTD	KR	03/23/2004	05/05/2004	116,032.35	USD
331458	JONE0520JO030304	HNK	IMLC	HAN SAE CO., LTD.	KR	03/23/2004	04/23/2004	100,543.16	USD
331459	JONE0521SK-0316A	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	03/23/2004	05/29/2004	94,898.12	USD
331460	JONE0522A103	HNK	IMLC	BISHARA WORSTED WOOL MANUFACTURING	EG	03/23/2004	05/15/2004	66,230.75	USD
331461	JONE0523NWT03122	HNK	IMLC	SILKGATE PACIFIC LIGHT IND. ENT.	HK	03/23/2004	04/24/2004	21,413.00	USD
331465	JONE0527U02415	HNK	IMLC	MARCOLANA LANIFICIO	IT	03/25/2004	05/09/2004	12,820.50	USD
331466	JONE0528MA00453	HNK	IMLC	BTD TEKSTIL LTD	TR	03/25/2004	05/15/2004	72,917.26	USD
331467	JONE0530E03515	HNK	IMLC	PANG RIM CO., LTD.	KR	03/25/2004	05/10/2004	62,597.27	USD
331468	JONE0531D08301	HNK	IMLC	MANUFACTURE F. CLARENSON	FR	03/25/2004	05/10/2004	341,334.00	USD
331469	JONE0532E03532	HNK	IMLC	SAEHAN INDUSTRIES, INC.	KR	03/25/2004	06/09/2004	11,427.57	USD
331470	JONE0533JG4221	HNK	IMLC	PT UNI-ENLARGE INDUSTRY INDONESIA	ID	03/25/2004	05/30/2004	20,547.40	USD
331471	JONE0534JG4217	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	03/25/2004	07/24/2004	17,967.60	USD
331472	JONE0535JG4218	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	03/25/2004	07/31/2004	29,318.89	USD
331473	JONE0536JG4142	HNK	IMLC	SHANDONG CHERRY GROUP MAYTEX	C1	03/25/2004	05/02/2004	156,205.21	USD
331474	JONE0537WLC403EC	HNK	IMLC	P.T. MASTERINDO JAYA ABADI	ID	03/25/2004	05/25/2004	73,934.39	USD
331475	JONE0538APR91	HNK	IMLC	P.T. MASTERINDO JAYA ABADI	ID	03/25/2004	05/25/2004	43,199.33	USD
331476	JONE0539JEV044R1	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	03/25/2004	05/30/2004	99,442.39	USD
331477	JONE0540JEV45LY1	HNK	IMLC	HAN SAE CO., LTD.	KR	03/25/2004	05/14/2004	47,175.32	USD
331478	JONE0542W02150	HNK	IMLC	PIONEER STREAM LTD.	TW	03/30/2004	05/15/2004	26,332.95	USD
331479	JONE0543F03639	HNK	IMLC	SAEHAN INDUSTRIES, INC.	KR	03/30/2004	04/25/2004	1,062.36	USD
331480	JONE0544MA00439	HNK	IMLC	TESSILGODI S.P.A.	IT	03/30/2004	05/05/2004	125.12	USD
331481	JONE0545D08323	HNK	IMLC	TOMEN CORPORATION	JP	03/30/2004	04/20/2004	28,428.75	USD
331482	JONE0546JG4230	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	03/30/2004	07/30/2004	16,285.50	USD
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 11 Date: 04/30/2004
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
331483	JONE0547JG4231	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	03/30/2004	08/16/2004	17,290.46	USD
331484	JONE0548JG4232	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	03/30/2004	07/12/2004	13,951.25	USD
331485	JONE0549JG4233	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	03/30/2004	07/12/2004	33,603.52	USD
331486	JONE0550JG4211	HNK	IMLC	JOY PLUS TRADING (H.K.) LTD.	HK	03/30/2004	04/20/2004	378,076.58	USD
331488	JONE0552JG4228	HNK	IMLC	FORMOSTAR GARMENT CO., LTD.	TW	03/30/2004	04/29/2004	119,061.88	USD
331489	JONE0553JG4225	HNK	IMLC	BUSINESS FAITH INTERNATIONAL LTD.	HK	03/30/2004	04/30/2004	220,835.16	USD
331490	JONE0554JG4223	HNK	IMLC	VOGUE TEX (PVT) LTD.	LK	03/30/2004	05/03/2004	117,780.45	USD
331491	JONE0555JG4219	HNK	IMLC	HIRDARAMANI (INDUSTRIES) LTD.	LK	03/30/2004	05/04/2004	6,460.70	USD
331492	JONE0556JTK319A-	HNK	IMLC	HAN SAE CO., LTD.	KR	03/30/2004	05/06/2004	42,361.56	USD
331493	JONE0557JTK316A	HNK	IMLC	EUHA INTERNATIONAL LTD	KR	03/30/2004	05/06/2004	42,930.72	USD
331495	JONE0559LCDYC-FE	HNK	IMLC	DISENO Y COLOR S.A.	PE	03/30/2004	05/06/2004	554,161.65	USD
331496	JONE0560MA00462	HNK	IMLC	ABRAHAM MOON AND SONS LIMITED	GB	04/01/2004	06/05/2004	228,703.65	USD
331497	JONE0561MA00412	HNK	IMLC	LANIFICIO DI MAZZONE S.A.S.	IT	04/01/2004	05/22/2004	200,655.00	USD
331498	JONE0562D08306	HNK	IMLC	KEN TRADING	JP	04/01/2004	04/24/2004	1,260.04	USD
331501	JONE0565JG4206	HNK	IMLC	SHANGHAI SALES CLOTHING (WEI YA)CO	C2	04/01/2004	04/20/2004	8,010.21	USD
331502	JONE05663ZM89	HNK	IMLC	TAI KEI KNITTERS LIMITED	HK	04/01/2004	04/21/2004	4,085.38	USD
331503	JONE05672MK330A	HNK	IMLC	POONGIN TRADING CO., LTD.	KR	04/01/2004	05/06/2004	13,351.09	USD
331504	JONE0568JG4238	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	04/01/2004	05/03/2004	16,400.77	USD
331505	JONE0569JG4236	HNK	IMLC	LAI KO KNITTING FTY. LTD.	HK	04/01/2004	05/05/2004	132,040.70	USD
331506	JONE0570JG4234	HNK	IMLC	FORMOSTAR GARMENT CO., LTD.	TW	04/01/2004	05/10/2004	35,632.46	USD
331507	JONE0571MFS11	HNK	IMLC	FORMOSTAR GARMENT CO., LTD.	TW	04/01/2004	05/15/2004	100,413.00	USD
331508	JONE0572NBU-044-	HNK	IMLC	HAEYANG KNITTING FACTORY LTD	KR	04/01/2004	05/15/2004	193,419.35	USD
331509	JONE0573AB-03-04	HNK	IMLC	ABU GOSH TEXTILE INDUSTRIES LTD.	IL	04/01/2004	05/30/2004	89,349.91	USD
331510	JONE1201JG4253	HNK	IMLC	BUSINESS FAITH INTERNATIONAL LTD.	HK	04/06/2004	05/08/2004	23,027.35	USD
331511	JONE1202JG4227	HNK	IMLC	HONG KONG SHUERTAI CO., LTD.	HK	04/06/2004	04/30/2004	71,431.01	USD
331512	JONE1203JG4260	HNK	IMLC	JOY PLUS TRADING (H.K.) LTD.	HK	04/06/2004	04/27/2004	115,020.93	USD
331513	JONE1204JG4252	HNK	IMLC	PT BUSANA PERKASA GARMENTS	ID	04/06/2004	05/13/2004	41,647.58	USD
331514	JONE1205UIJ05	HNK	IMLC	PT UNI-ENLARGE INDUSTRY INDONESIA	ID	04/06/2004	05/31/2004	90,789.97	USD
331515	JONE1206CNJ03	HNK	IMLC	CARNIVAL INDUSTRIAL CORP.	TW	04/06/2004	05/17/2004	99,119.87	USD
331516	JONE12072MK-330D	HNK	IMLC	POONGIN TRADING CO., LTD.	KR	04/06/2004	04/26/2004	13,454.28	USD
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 12 Date: 04/30/2004
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
331517	JONE1208JTK329A-	HNK	IMLC	EUHA INTERNATIONAL LTD	KR	04/06/2004	05/06/2004	201,582.86	USD
331518	JONE1209JEV55LY1	HNK	IMLC	HAN SAE CO., LTD.	KR	04/06/2004	06/12/2004	180,915.88	USD
331519	JONE0578D08407	HNK	IMLC	MITSUI & CO. LTD.	JP	04/07/2004	05/15/2004	71,018.33	USD
331520	JONE0579D08327	HNK	IMLC	YUNISAN YUNLU SANAYI	TR	04/07/2004	05/01/2004	40,540.50	USD
331521	JONE0580MA00429	HNK	IMLC	ABRAHAM MOON AND SONS LIMITED	GB	04/07/2004	06/12/2004	19,304.78	USD
331522	JONE0581MA00444	HNK	IMLC	ABRAHAM MOON AND SONS LIMITED	GB	04/07/2004	05/22/2004	159,180.00	USD
331523	JONE0582MA00445	HNK	IMLC	ABRAHAM MOON AND SONS LIMITED	GB	04/07/2004	05/22/2004	83,057.94	USD
331524	JONE0583MA00466	HNK	IMLC	GEO MUCK CO., LTD.	KR	04/07/2004	07/12/2004	269,891.21	USD
331525	JONE0584WLC410EC	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	04/07/2004	05/12/2004	399,335.00	USD
331526	JONE0585JG4235	HNK	IMLC	PT. UNGARAN SARI GARMENTS	ID	04/07/2004	05/30/2004	15,809.63	USD
331527	JONE0586JO040204	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	04/07/2004	05/31/2004	330,183.67	USD
331528	JONE0587NWT04031	HNK	IMLC	SILKGATE PACIFIC LIGHT IND. ENT.	HK	04/07/2004	05/19/2004	31,410.53	USD
331529	JONE0588JG4254	HNK	IMLC	BUSINESS FAITH INTERNATIONAL LTD.	HK	04/07/2004	06/20/2004	189,236.69	USD
331530	JONE0589JG4242	HNK	IMLC	JIING SHENG KNITTING CO., LTD.	TW	04/07/2004	05/20/2004	15,068.59	USD
331531	JONE0590JG4246	HNK	IMLC	DATAS INDUSTRIES LIMITED	HK	04/07/2004	05/20/2004	19,522.49	USD
331532	JONE0591JEV45LY2	HNK	IMLC	HAN SAE CO., LTD.	KR	04/07/2004	06/17/2004	88,390.73	USD
331533	JONE0593MA00490	HNK	IMLC	LANIFICIO DI MAZZONE S.A.S.	IT	04/08/2004	05/30/2004	4,021.50	USD
331534	JONE0594MA00465	HNK	IMLC	LANIFICIO DI MAZZONE S.A.S.	IT	04/08/2004	05/14/2004	20,160.00	USD
331535	JONE0595D08320	HNK	IMLC	EXSA EXPORT SANAYI MAMULLERI SATIS	TR	04/08/2004	04/30/2004	185,387.69	USD
331536	JONE0596NA01194	HNK	IMLC	EXSA EXPORT SANAYI MAMULLERI SATIS	TR	04/08/2004	05/06/2004	55,389.60	USD
331537	JONE0597JG4269	HNK	IMLC	HIRDARAMANI (INDUSTRIES) LTD.	LK	04/08/2004	04/28/2004	62,111.94	USD
331538	JONE0598JG4256	HNK	IMLC	VIMCHAMP GARMENTS LIMITED	HK	04/08/2004	07/20/2004	23,340.37	USD
331539	JONE0599WLC409EC	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD	HK	04/08/2004	05/12/2004	106,240.91	USD
331540	JONE0600JG4277	HNK	IMLC	LAI KO KNITTING FTY. LTD.	HK	04/13/2004	05/15/2004	34,287.16	USD
331541	JONE0601JG4280	HNK	IMLC	KWIN HING KNITTING FTY. LTD.	HK	04/13/2004	05/05/2004	159,616.49	USD
331542	JONE0602JG4275	HNK	IMLC	PT SARASA NUGRAHA TBK	ID	04/13/2004	06/02/2004	82,320.00	USD
331543	JONE0603WLC405EC	HNK	IMLC	JOY PLUS TRADING (H.K.) LTD.	HK	04/13/2004	05/25/2004	59,759.75	USD
331544	JONE0604JG4292	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	04/16/2004	07/29/2004	19,417.23	USD
331545	JONE0605JG4304	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	04/16/2004	07/15/2004	12,600.00	USD
331546	JONE0606JG4305	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	04/16/2004	08/15/2004	149,265.27	USD
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 13 Date: 04/30/2004
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
331547	JONE0607JG4263	HNK	IMLC	HONG KONG SHUERTAI CO., LTD.	HK	04/16/2004	05/05/2004	36,701.35	USD
331548	JONE0608JG4205	HNK	IMLC	LUEN THAI GARMENT COMPANY	HK	04/16/2004	06/30/2004	39,133.06	USD
331549	JONE0609JG4259	HNK	IMLC	BUSINESS FAITH INTERNATIONAL LTD.	HK	04/16/2004	05/30/2004	75,856.88	USD
331550	JONE0610JG4222	HNK	IMLC	ZHEJIANG WANLIFENG TEXTILE	C2	04/16/2004	06/15/2004	129,920.96	USD
331551	JONE0611JG4237	HNK	IMLC	AUTOMOBILE FASHIONS CO., LTD	TW	04/16/2004	07/07/2004	314,139.46	USD
331552	JONE0612JG4266	HNK	IMLC	ATRACO INDUSTRIAL ENTERPRISES	AE	04/16/2004	05/25/2004	1,482,416.42	USD
331553	JONE0613JG4278	HNK	IMLC	TONGLU PUDE GARMENTS CO.	C2	04/16/2004	05/10/2004	199,053.37	USD
331554	JONE0614JG4272	HNK	IMLC	FORMOSTAR GARMENT CO., LTD.	TW	04/16/2004	05/06/2004	225,973.61	USD
331555	JONE0615JG4264	HNK	IMLC	SHANGHAI SALES CLOTHING (WEI YA)CO	C2	04/16/2004	05/01/2004	45,871.45	USD
331556	JONE0616JG4283	HNK	IMLC	KWIN HING KNITTING FTY. LTD.	HK	04/16/2004	05/01/2004	53,889.00	USD
331557	JONE0617JG4265	HNK	IMLC	MOREGOAL INDUSTRIES LTD.	HK	04/16/2004	05/12/2004	75,192.41	USD
331558	JONE0618JG4293	HNK	IMLC	CHINAMINE TRADING LTD.	HK	04/16/2004	05/12/2004	41,290.15	USD
331559	JONE0619WLC416EC	HNK	IMLC	P.T. MASTERINDO JAYA ABADI	ID	04/16/2004	06/15/2004	9,151.04	USD
331560	JONE0620WLC411EC	HNK	IMLC	SAVERIO INTERNATIONAL LIMITED	HK	04/16/2004	05/08/2004	845,273.33	USD
331561	JONE0621SK0331A	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	04/16/2004	06/04/2004	1,017,189.63	USD
331562	JONE0622KR040904	HNK	IMLC	HAN SAE CO., LTD.	KR	04/16/2004	05/20/2004	177,034.11	USD
331563	JONE0623KR033104	HNK	IMLC	HAN SAE CO., LTD.	KR	04/16/2004	05/07/2004	25,111.17	USD
331564	JONE0624NBU045A	HNK	IMLC	HAEYANG KNITTING FACTORY LTD	KR	04/16/2004	05/30/2004	121,524.03	USD
331565	JONE0625NA01341	HNK	IMLC	ROSATI SPA	IT	04/20/2004	05/11/2004	6,490.05	USD
331566	JONE0626D08497	HNK	IMLC	LANIFICIO CAVERNI AND GRAMIGNI SPA	IT	04/20/2004	05/25/2004	8,241.19	USD
331567	JONE0627D08391	HNK	IMLC	KEN TRADING	JP	04/20/2004	06/14/2004	847,535.33	USD
331568	JONE0628D08384	HNK	IMLC	KEN TRADING	JP	04/20/2004	05/25/2004	495,423.08	USD
331569	JONE0629D08419	HNK	IMLC	AK-PA TEKSTIL IHRACAT PAZARLAMA AS	TR	04/20/2004	05/27/2004	23,409.75	USD
331570	JONE0630D08433	HNK	IMLC	MITSUI & CO. LTD.	JP	04/20/2004	05/25/2004	106,347.15	USD
331571	JONE0631D08434	HNK	IMLC	TEX BOX SRL	IT	04/20/2004	06/09/2004	82,882.80	USD
331572	JONE0632D08442	HNK	IMLC	INDUSTRIA TESSILE SANESI S.P.A.	IT	04/20/2004	06/01/2004	36,571.50	USD
331573	JONE0633D08447	HNK	IMLC	LANIFICIO CAVERNI AND GRAMIGNI SPA	IT	04/20/2004	06/09/2004	27,090.00	USD
331574	JONE0634D08475	HNK	IMLC	LANIFICIO CAVERNI & GRAMIGNI SPA	IT	04/20/2004	06/22/2004	33,185.26	USD
331575	JONE0635MA00462	HNK	IMLC	ABRAHAM MOON AND SONS LIMITED	GB	04/20/2004	06/05/2004	245,650.76	USD
331576	JONE0636D08443	HNK	IMLC	KEN TRADING	JP	04/20/2004	05/15/2004	208,162.50	USD
OSTSMY.RDF

Wachovia Bank, N.A. Outstanding Summary Report For Applicant: JONES APPAREL GROUP USA INC.	Page: 14 Date: 04/30/2004
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
331577	JONE0638D08317	HNK	IMLC	KEN TRADING	JP	04/20/2004	05/15/2004	300,658.58	USD
331578	JONE0639D08347	HNK	IMLC	MITSUI AND CO. LTD.	JP	04/20/2004	05/21/2004	109,335.98	USD
331579	JONE0640D08375	HNK	IMLC	MITSUI AND CO. LTD.	JP	04/20/2004	05/15/2004	220,626.00	USD
331580	JONE0641D08358	HNK	IMLC	MANIFATURRA TESSILE NEW LINE SPA	IT	04/20/2004	05/10/2004	18,385.50	USD
331581	JONE0643W02171	HNK	IMLC	YOO SAN CO. LTD.	KR	04/20/2004	05/12/2004	73,508.40	USD
331582	JONE0644D08495	HNK	IMLC	AMOR TESSUTO SA	UY	04/20/2004	06/30/2004	30,444.75	USD
331583	JONE0645D08449	HNK	IMLC	MITSUI & CO. LTD.	JP	04/20/2004	06/25/2004	37,366.88	USD
331584	JONE0646D08445	HNK	IMLC	KEN TRADING	JP	04/20/2004	05/30/2004	102,791.85	USD
331585	JONE0647U02435	HNK	IMLC	VERTEX TEXTILES INC. LTD	HK	04/20/2004	06/09/2004	14,895.09	USD
331586	JONE0648MA00414	HNK	IMLC	TAECHANG ENTERPRISE CO., LTD.	KR	04/20/2004	06/10/2004	430,612.67	USD
331587	JONE0650E03546	HNK	IMLC	BONDEX INTERNATIONAL (HONG KONG)	HK	04/20/2004	07/07/2004	103,729.51	USD
331588	JONE0651D08494	HNK	IMLC	KARIBE INDUSTRIA E COMERCIO LTDA	BR	04/20/2004	06/25/2004	29,452.50	USD
331589	JONE0652JG4298	HNK	IMLC	WISE TIME KNITTING FTY, LTD	HK	04/20/2004	06/02/2004	22,631.83	USD
331590	JONE0653JG4291	HNK	IMLC	PT UNI-ENLARGE INDUSTRY INDONESIA	ID	04/20/2004	05/24/2004	36,933.01	USD
331591	JONE0654JG4306	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD	HK	04/20/2004	05/25/2004	94,949.87	USD
331592	JONE0655WLC415EC	HNK	IMLC	CHINAMINE TRADING LTD.	HK	04/20/2004	05/15/2004	197,455.93	USD
331593	JONE0656WLC417SL	HNK	IMLC	CHINA TING GARMENT MFG. (GROUP) LTD	HK	04/20/2004	05/12/2004	24,573.83	USD
331594	JONE0657JEV062R1	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	04/20/2004	06/20/2004	351,461.26	USD
331595	JONE0659G02410	HNK	IMLC	JOUEN TEX COMPANY	KR	04/22/2004	05/14/2004	9,256.80	USD
331596	JONE0660G02363	HNK	IMLC	L AND D INTERNATIONAL CO., LTD.	KR	04/22/2004	05/17/2004	12,810.00	USD
331597	JONE0661G02399	HNK	IMLC	SE YANG INDUSTRIAL CO LTD.	KR	04/22/2004	05/20/2004	15,970.50	USD
331598	JONE0662G02407	HNK	IMLC	HANA TEXTILES CO., LTD.	KR	04/22/2004	05/25/2004	17,062.50	USD
331599	JONE0663W02174	HNK	IMLC	GEO MUCK CO. LTD.	KR	04/22/2004	05/22/2004	1,391.04	USD
334050	JONE0664D08499	HNK	IMLC	EXSA EXPORT SANAYI MAMULLERI SATIS	TR	04/22/2004	05/12/2004	29,756.16	USD
334051	JONE0665D08408	HNK	IMLC	TESSILGODI S.P.A.	IT	04/22/2004	06/04/2004	27,188.70	USD
334052	JONE0666D08493	HNK	IMLC	MIGOTEX S.R.L.	IT	04/22/2004	06/14/2004	40,954.20	USD
334053	JONE0667D08389	HNK	IMLC	YUNISAN YUNLU SANAYI	TR	04/22/2004	05/25/2004	63,063.00	USD
334054	JONE0668D08499	HNK	IMLC	EXSA EXPORT SANAYI MAMULLERI SATIS	TR	04/22/2004	05/12/2004	29,756.16	USD
334055	JONE0669D08321	HNK	IMLC	EXSA EXPORT SANAYI MAMULLERI SATIS	TR	04/22/2004	05/10/2004	57,741.60	USD
334056	JONE0670D08452	HNK	IMLC	TESSIL GROSSO S.R.L.	IT	04/22/2004	06/25/2004	49,665.00	USD
OSTSMY.RDF

Wachovia Bank, N.A.	Page: 15

Outstanding Summary Report	Date: 04/30/2004

For Applicant: JONES APPAREL GROUP USA INC.
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
334057	JONE0671D08542	HNK	IMLC	QINGDAO DONGLIM PLUSH CO., LTD.	C1	04/22/2004	06/01/2004	7,203.00	USD
334058	JONE0672D08318	HNK	IMLC	MANUFACTURE F. CLARENSON	FR	04/22/2004	06/14/2004	340,964.40	USD
334059	JONE0673E03504	HNK	IMLC	KURABO INDUSTRIES LTD., HONG KONG	HK	04/22/2004	05/15/2004	146,827.80	USD
334060	JONE0674D08448	HNK	IMLC	KEN TRADING	JP	04/26/2004	05/25/2004	22,286.25	USD
334062	JONE0676D08345	HNK	IMLC	MITSUI AND CO. LTD.	JP	04/26/2004	05/10/2004	197,400.00	USD
334063	JONE0677D08318	HNK	IMLC	CLARENSON	FR	04/26/2004	05/20/2004	258,066.90	USD
334064	JONE0682BLANKET	HNK	IMLC	PT DAESE GARMIN	ID	04/26/2004	06/09/2004	60,442.20	USD
334065	JONE0683JG4315	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	04/26/2004	09/07/2004	42,000.00	USD
334066	JONE0684JG4316	HNK	IMLC	THAI KNITTING FACTORY CO., LTD.	TH	04/26/2004	08/18/2004	13,266.75	USD
334067	JONE0685JG4317	HNK	IMLC	DOKO (HONG KONG)LTD	HK	04/26/2004	05/24/2004	15,478.68	USD
334068	JONE0686JG4309	HNK	IMLC	EXCELLENT JADE LIMITED	HK	04/26/2004	05/25/2004	95,497.15	USD
334069	JONE0687JG4284	HNK	IMLC	HONG KONG SHUERTAI CO., LTD.	HK	04/26/2004	05/11/2004	69,865.95	USD
334070	JONE0688JG4243	HNK	IMLC	FORNTON KNITTING CO., LTD.	HK	04/26/2004	05/20/2004	59,202.00	USD
334071	JONE0689JG4318	HNK	IMLC	SLITHER LTD.	HK	04/26/2004	05/30/2004	9,606.66	USD
334072	JONE0690WLC413EC	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	04/26/2004	05/19/2004	30,608.86	USD
334073	JONE0691WLC414EC	HNK	IMLC	CHINAMINE TRADING LTD.	HK	04/26/2004	05/19/2004	96,804.03	USD
334074	JONE0692WLC425SL	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	04/26/2004	05/12/2004	92,424.48	USD
334075	JONE0693WLC426SL	HNK	IMLC	HIGH FASHION GARMENTS CO. LTD.	HK	04/26/2004	05/19/2004	63,739.59	USD
334076	JONE0694JEV175R1	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	04/26/2004	07/05/2004	470,362.86	USD
334077	JONE0695JEV59LY1	HNK	IMLC	HAN SAE CO., LTD.	KR	04/26/2004	07/08/2004	239,967.59	USD
334078	JONE0696LAY46	HNK	IMLC	HEDEF KONFEKSIYON VE TEKSTIL	TR	04/26/2004	05/30/2004	46,138.85	USD
334080	JONE0679D08354	HNK	IMLC	MANIFATURRA TESSILE NEW LINE SPA	IT	04/28/2004	05/20/2004	44,688.00	USD
334081	JONE0680D08338	HNK	IMLC	TESSILGODI S.P.A.	IT	04/28/2004	05/25/2004	49,434.00	USD
334082	JONE0697JG4314	HNK	IMLC	DOKO (HONG KONG)LTD	HK	04/28/2004	06/05/2004	37,193.88	USD
334083	JONE0698JG4300	HNK	IMLC	WISEKNIT FACTORY LTD.	HK	04/28/2004	06/30/2004	172,058.65	USD
334084	JONE0699JG4287	HNK	IMLC	BUSINESS FAITH INTERNATIONAL LTD.	HK	04/28/2004	06/06/2004	136,072.60	USD
334085	JONE0700JG4289	HNK	IMLC	DOMINANT GARMENTS FTY LTD.	HK	04/28/2004	06/30/2004	331,580.77	USD
334086	JONE0701JG4325	HNK	IMLC	P.T. CITRA ABADI SEJATI	ID	04/28/2004	06/10/2004	6,503.44	USD
334087	JONE0702JG4310	HNK	IMLC	CHINAMINE TRADING LTD.	HK	04/28/2004	05/26/2004	221,227.29	USD
334088	JONE0703JG4329	HNK	IMLC	EXCELLENT JADE LIMITED	HK	04/28/2004	06/08/2004	24,555.31	USD
OSTSMY.RDF

Wachovia Bank, N.A.	Page: 16

Outstanding Summary Report	Date: 04/30/2004

For Applicant: JONES APPAREL GROUP USA INC.
Applicant Name: JONES APPAREL GROUP USA,INC.

L/C Bank						Opening	Expiry	L/C Equiv
Reference	L/C Cust Reference	Site	Trans	Beneficiary	Ctry	Date	Date	Liability Balance
334089	JONE0704JG4337	HNK	IMLC	FORMOSTAR GARMENT CO., LTD.	TW	04/28/2004	05/30/2004	8,431.46	USD
334090	JONE0705JG4320	HNK	IMLC	VIMCHAMP GARMENTS LIMITED	HK	04/28/2004	06/09/2004	18,228.42	USD
334091	JONE0706JSIG-46L	HNK	IMLC	ONE YOUNG INDUSTRIAL CO., LTD.	KR	04/28/2004	06/04/2004	98,567.79	USD
334092	JONE0707JTK423A	HNK	IMLC	HAN SAE CO., LTD.	KR	04/28/2004	06/05/2004	105,598.71	USD
334093	JONE0708NNB001-A	HNK	IMLC	HAEYANG KNITTING FACTORY LTD	KR	04/28/2004	06/05/2004	42,893.24	USD
334094	JONE0710MA00501	HNK	IMLC	MANIFATURRA TESSILE NEW LINE SPA	IT	04/28/2004	06/20/2004	197,025.68	USD
334095	JONE0711D08542	HNK	IMLC	QINGDAO DONGLIM PLUSH CO., LTD.	C1	04/28/2004	06/02/2004	7,203.00	USD
334096	JONE0712D08402	HNK	IMLC	LANIFICIO TEXCO S.P.A.	IT	04/28/2004	06/09/2004	149,814.00	USD
334097	JONE0713D08424	HNK	IMLC	LANIFICIO CAVERNI AND GRAMIGNI SPA	IT	04/28/2004	06/09/2004	57,939.00	USD
334098	JONE0714NA01368	HNK	IMLC	EXSA EXPORT SANAYI MAMULLERI SATIS	TR	04/28/2004	05/22/2004	80,260.53	USD
334099	JONE0715NA01363	HNK	IMLC	EXSA EXPORT SANAYI MAMULLERI SATIS	TR	04/28/2004	05/29/2004	21,498.75	USD
334100	JONE0716NA01391	HNK	IMLC	BTD TEKSTIL LTD	TR	04/28/2004	06/19/2004	68,544.00	USD
334101	JONE0717NA01236	HNK	IMLC	MENSA	TR	04/28/2004	05/15/2004	21,225.75	USD
334102	JONE0718MA00462	HNK	IMLC	ABRAHAM MOON AND SONS LIMITED	GB	04/30/2004	06/15/2004	206,143.61	USD
334103	JONE0719D08343	HNK	IMLC	EXSA EXPORT SANAYI MAMULLERI SATIS	TR	04/30/2004	05/29/2004	49,474.43	USD
334104	JONE0720NA01209	HNK	IMLC	LANIFICIO NELLO GORI S.P.A.	IT	04/30/2004	05/25/2004	42,903.00	USD
334105	JONE0721JG4327	HNK	IMLC	AUTOMOBILE FASHIONS CO., LTD	TW	04/30/2004	05/15/2004	15,653.63	USD
334106	JONE0722JG4239	HNK	IMLC	KWIN HING KNITTING FTY. LTD.	HK	04/30/2004	07/07/2004	161,274.62	USD
334107	JONE0723JG4331	HNK	IMLC	DOKO (HONG KONG)LTD	HK	04/30/2004	06/08/2004	167,241.69	USD
334108	JONE0724JG4330	HNK	IMLC	DOKO (HONG KONG)LTD	HK	04/30/2004	06/15/2004	52,860.90	USD
334109	JONE0725JEV70LY1	HNK	IMLC	HYUNJIN APPAREL CO., LTD.	KR	04/30/2004	07/06/2004	182,701.21	USD
334110	JONE0726JTK-419A	HNK	IMLC	HAN SAE CO., LTD.	KR	04/30/2004	06/05/2004	114,345.00	USD
334111	JONE0727JSI0427A	HNK	IMLC	HAN SAE CO., LTD.	KR	04/30/2004	06/07/2004	300,859.77	USD
334112	JONE0728JSI-0427	HNK	IMLC	POONGIN TRADING CO., LTD.	KR	04/30/2004	06/14/2004	109,617.97	USD
334113	JONE0729JSI0427B	HNK	IMLC	HAN SAE CO., LTD.	KR	04/30/2004	06/14/2004	515,338.90	USD
334114	JONE0730AGKE226	HNK	IMLC	KISH EXPORTS LIMITED	IN	04/30/2004	06/14/2004	50,037.00	USD
334115	JONE0731AGKE224	HNK	IMLC	KISH EXPORTS LIMITED	IN	04/30/2004	06/14/2004	275,815.90	USD
						Appl Name Total:		114,686,584.50
						Total:		114,686,584.50
OSTSMY.RDF

Wachovia Bank, N.A.	Page: 17
Outstanding Summary Report	Date: 04/30/2004
For Applicant: JONES APPAREL GROUP USA INC.
BA/ACCPT Summary:
Total:

*** END OF OUTSTANDING SUMMARY REPORT
OSTSMY.RDF

Trade Info Exchange	Page 1 of 1
L/C Import

Outstanding Summary	Selected
Fri Apr 30 07:07:11 EDT 2004
Download
Results: (1 — 5) of 5
Go To Page: 1 | Totals
Date range selected : as of 04/30/2004

Global
Customer		Applicant			Item	Base	Base
ID	DDA Account	Name	Location	Liability Type	(s)	Outstanding	CCY	???
B000005723	000000020918917	JONES APPAREL GROUP CANADA, INC.	JPMorgan New York	Airway Release L/C	1	1,642.90	USD	???
				(Non-Liability Total)	1	1,642.90	USD	???
				Irrevoc L/C Import Sight	118	1,958,450.72	USD	???
				(Liability Total)	118	1,958,450.72	USD	???
				(Grand Total)	119	1,960,093.62	USD	???
Copyright © 2004, J.P. Morgan Chase & Co. All rights reserved.

Trade Info Exchange	Page 1 of 1
L/C Import

Outstanding Summary	selected
Fri Apr 30 07:07:57 EDT 2004
Download
Results: (1 — 10) of 10
Go To Page: 1 | Totals
Date range selected : as of 04/30/2004

Global
Customer		Applicant			Item	Base	Base
ID	DDA Account	Name	Location	Liability Type	(s)	Outstanding	CCY	???
B000005738	000000444382461	JONES APPAREL OF TEXAS,LTD	JPMorgan New York	Airway Release L/C	4	60,354.75	USD	???
				Global LC S/S Memo	4	428,259.97	USD	???
				(Non-Liablility Total)	8	488,614.72	USD	???
				Acceptance	7	575,921.15	USD	???
				Irrevoc L/C Import Sight	115	26,755,033.14	USD	???
				Irrevoc L/C Import Time	3	1,465,532.85	USD	???
				Irrevoc L/C Standby Sight	2	467,500.00	USD	???
				Steamship L/C	7	100,941.46	USD	???
				(Liability Total)	134	29,364,928.60	USD	???
				(Grand Total)	142	29,853,543.32	USD	???
Copyright © 2004, J.P. Morgan Chase & Co. All rights reserved.

Outstanding Report — Import LC	Report as of 30-Apr-04 Page 1 of 7

Customer	Total Items	Total Amount (USD Eqv)
NORTON MCNAUGHTON OF SQUIRE INC	270	55,621,297.19

	270	55,621,297.19
NORTON MCNAUGHTON OF SQUIRE INC (6055 — 89208)
Total Items: 270

Total Outstanding Amount (USD Equivalent): 55,621,297.19

				Outstanding
Lc Ref No	CAR Ref	Customer Ref	Curr	Balance	USD Eqv	Issue Date	Expiry Date	Tenor	Beneficiary	Ben Country
IM371709/03	2399NMCNHK	HK1H0408NM	USD	863,937.00	863,937.00	04-Apr-03	14-Jun-03	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM371728/03	2401NMCNHK	HK1H0410NM	USD	458,581.80	458,581.80	4-Apr-03	14-Jun-03	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM382823/03	2895NMCNHK	HK1H0906BA	USD	1,736.64	1,736.64	21-Jul-03	31-Dec-03	0	STANDTEX COMPANY LTD.	TAIWAN
IM385044/03	3021NMCNHK	HK1H1033811GV	USD	68,488.18	68,488.18	14-Aug-03	1-Dec-03	0	MAVITEX	MADAGASCAR
IM387275/03	3105NMCNHK	HK1H111794GV	USD	128,577.33	128,577.33	09-Sep-03	27-Feb-04	0	HI TECH TEXTILE	JORDAN
IM388376/03	3155NMONHK	HK1H1168ME520	USD	9,151.20	9,151.20	22-Sep-03	14-Jan-04	0	JYOTI APPARELS	INDIA
IM390649/03	3317NMCNHK	HK1H1329GV	USD	47,146.04	47,146.04	24-Oct-03	20-Mar-04	0	EGYPTIAN INTERNATIONAL COMPANY	EGYPT
IM391653/03	3345NMCNHK	HK1H1356GV	USD	15,847.00	15,847.00	30-Oct-03	20-Nov-03	90	GLOBAL CENTURY TRADING LIMITED	HONG KONG
IM394357/03	3381NMCNHK	HK1H1492NM	USD	97,548.32	97,548.32	02-Dec-03	22-Apr-04	0	PEARL BUYING SERVICES(PVT) LTD	BANGLADESH
IM395222/03	3536NMCNHK	HK1H1547GC	USD	69,325.42	69,325.42	08-Dec-03	15-May-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM395224/03	3538NMCNHK	HK1H1549EP	USD	48,059.03	48,059.03	08-Dec-03	15-May-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM395231/03	3540NMCNHK	HK1H1551BA	USD	505,918.62	505,918.62	08-Dec-03	15-May-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM395232/03	3541NMCNHK	HK1H1552JW	USD	204,000.00	204,000.00	08-Dec-03	15-May-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM395715/03	3565NMCNHK	HK1H1576NM	USD	310,293.40	310,293.40	11-Dec-03	13-Feb-04	0	DUCK HUNG TRADING CO., LTD.	KOREA REPUBLIC
IM396195/03	3474NMCNHK	HK1H1485NM	USD	550,786.28	550,786.28	16-Dec-03	15-May-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM396355/03	TD6055000320	DOJI1598NC	USD	128,169.94	128,169.94	18-Dec-03	15-May-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM396830/03	TD6055000320	DOJI5991851JJ	USD	30,866.13	30,866.13	23-Dec-03	4-May-04	0	GOLDTREND ENTERPRISES LTD.	HONG KONG
IM396955/03	TD6055000320	DOJI1601JS	USD	397,800.00	397,800.00	24-Dec-03	30-May-04	0	PACIFIC YEE LIK CO.LTD	HONG KONG
IM396956/03	TD6055000320	DOJI1602NC	USD	30,600.00	30,600.00	24-Dec-03	30-May-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM397894/04	TD6055000320	DOJI00011853JJ	USD	57,508.50	57,508.50	09-Jan-04	20-Apr-04	0	FORTUNELY INTERNATIONAL LTD.	HONG KONG
IM397896/04	TD6055000320	DOJI00031855JJ	USD	87,589.66	87,589.66	09-Jan-04	21-Jun-04	0	FORTUNELY INTERNATIONAL LTD.	HONG KONG
IM397899/04	TD6055000320	DOJI00061859JJ	USD	841,037.50	841,037.50	09-Jan-04	07-Jun-04	0	FORTUNELY INTERNATIONAL LTD.	HONG KONG
IM397901/04	TD6055000320	DOJI00081861JJ	USD	2,313,867.82	2,313,867.82	09-Jan-04	25-Jun-04	0	FORTUNELY INTERNATIONAL LTD.	HONG KONG
IM397917/04	TD6055000320	DOJI00141871JJ	USD	1,397,795.78	1,397,795.78	09-Jan-04	09-Jul-04	0	GARTEX KNITTING FTY LTD.	HONG KONG
IM397920/04	TD6055000320	DOJI00171874JJ	USD	135,661.95	135,661.95	09-Jan-04	17-May-04	0	HONG KONG KNITTERS LTD.	HONG KONG
IM397922/04	TD6055000320	DOJI00101863JJ	USD	407,902.89	407,902.89	12-Jan-04	17-May-04	0	MING TAI KNITTING GARMENT FTY LTD	HONS KONG
IM397916/04	TD6055000320	DOJI00131870JJ	USD	406,658.78	406,658.78	12-Jan-04	19-May-04	0	KING STAR GARMENT HONDURAS S. D[ILLIGIBLE]	TAIWAN
IM398014/04	TD6055000320	DOJI00341878JJ	USD	463,589.23	463,589.23	12-Jan-04	30-Apr-04	0	EROS CAMASIRLARI A.S	TURKEY

Outstanding Report — Import LC	Report as of 30-Apr-04 Page 2 of 7

				Outstanding
Lc Ref No	CAR Ref	Customer Ref	Curr	Balance	USD Eqv	Issue Date	Expiry Date	Tenor	Beneficiary	Ben Country
IM398325/04	TD6055000320	DOJI0036NM	USD	754,051.02	754,051.02	14-Jan-04	07-May-04	0	PEARL BUYING SERVICES (PVT) LTD	BANGLADESH
IM398328/04	TD6055000320	DOJI0039JS	USD	107,551.90	107,551.90	14-Jan-04	30-Apr-04	0	PEARL BUYING SERVICES (PVT) LTD	BANGLADESH
IM398329/04	TD6055000320	DOJI0040NC	USD	19,015.30	19,015.30	14-Jan-04	30-Apr-04	0	PEARL BUYING SERVICES (PVT) LTD	BANGLADESH
IM398330/04	TD6055000320	DOJI0041NM	USD	46,117.02	46,117.02	14-Jan-04	07-May-04	0	PEARL BUYING SERVICES (PVT) LTD	BANGLADESH
IM398331/04	TD6055000320	DOJI0042NM	USD	2,453.60	2,453.60	14-Jan-04	30-Apr-04	0	KOWATEX LIMITED	HONG KONG
IM399157/04	TD6055000320	DOJI0049NM	USD	68,069.70	68,069.70	23-Jan-04	23-Apr-04	0	HSIN LING ENTERRISE CO., LTD.	TAIWAN
IM400045/04	TD6055000320	DOJI00651885JJ	USD	131,722.08	131,722.08	05-Feb-04	11-May-04	0	GOLDTREND ENTERPRISES LTD.	HONG KONG
IM400047/04	TD6055000320	DOJI00671882JJ	USD	387,177.10	387,177.10	05-Feb 04	21-Jun-04	0	SAN WAI GARMENT FACTORY	MACAO
IM400048/04	TD6055000320	DOJI00681883JJ	USD	80,483.30	80,483.30	06-Feb-04	24-May-04	0	SAN WAI GARMENT FACTORY	MACAO
IM400098/04	TD6055000320	DOJI00701881JJ	USD	291,375.00	291,375.00	06-Feb-04	30-May-04	0	CREAT KNITWEAR CO., LTD.	TAIWAN
IM400228/04	TD6055000320	DOJI0071NM	USD	79,405.78	79,405.78	10-Feb-04	04-May 04	0	NINGBO FANHUA WOLLEN SWEATER	CHINA
IM400229/04	TD6055000320	DOJI0072NM	USD	16,608.15	16,608.15	10-Feb-04	04-May 04	0	WANG HING KNITTING FACTORY LTD.	HONG KONG
IM400233/04	TD6055000321	DOJI0076JW	USD	31,826.52	31,826.52	10-Feb-04	06-May-04	0	SKYLITE APPARELS	HONG KONG
IM400236/04	TD6055000321	DOJI00791890JJ	USD	602.00	602.00	10-Feb-04	27-Apr-04	0	WELL FULL GARMENT FACTORY LTD.	MACAO
IM400237/04	TD6055000321	DOJI00801887JJ	USD	1,600.00	1,600.00	10-Feb-04	27-Apr-04	0	FORTUNELY INTERNATIONAL LTD.	HONG KONG
IM400550/04	TD6055000321	DOJI0082EP	USD	9,353.20	9,353.20	13-Feb-04	11-May-04	0	DO1 MARKETING SERVICE	KOREA REPUBLIC
IM400551/04	TD6055000321	DOJI0083EP	USD	95,697.12	95,697.12	13-Feb-04	11-May-04	0	DUCK HUNG TRADING CO., LTD.	KOREA REPUBLIC
IM400552/04	TD6055000321	DOJI0084JW	USD	8,011.08	8,011.08	13-Feb-04	07-May-04	0	DUCK HUNG TRADING CO., LTD.	KOREA REPUBLIC
IM400554/04	TD6055000321	DOJI0086NC	USD	86,900.43	86,900.43	13-Feb-04	27-Apr-04	0	KING BEST INDUSTRIAL LTD.	HONG KONG
IM400573/04	TD6055000321	DOJI00901898JJ	USD	1,999,635.12	1,999,635.12	13-Feb-04	14-Aug-04	0	WELSON TRADING LIMITED.	TAIWAN
IM400574/04	TP6055000321	DOJI00911886LN	USD	1,689,116.68	1,689,116.68	13-Feb-04	08-Jun-04	0	INDOSHEEN INC.C O HANA	UNITED STATES
IM400700/04	TD6055000321	DOJI0094BA	USD	132,242.39	132,242.39	14-Feb-04	05 May 04	0	DO1 MARKETING SERVICE	KOREA REPUBLIC
IM400704/04	TD6055000321	DOJI0098NM	USD	3,279.25	3,279.25	14-Feb-04	25-Apr-04	0	JUNG HWA KOREA CO.,LTD.	KOREA REPUBLIC
IM401033/04	TD6055000321	DOJI0104NM	USD	510,000.00	510,000.00	19-Feb-04	15-May-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM401045/04	TD6055000321	DOJI0105NM	USD	459,000.00	459,000.00	19-Feb-04	15-May-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM401034/04	TD6055000321	DOJI0106AL	USD	153,000.00	153,000.00	19-Feb-04	15-May-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM401046/04	TD6055000321	DOJI0107NC	USD	204,000.00	204,000.00	19-Feb-04	15-May-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM401035/04	TD6055000321	DOJI0108BA	USD	255,000.00	255,000.00	19-Feb-04	15-May-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM401036/04	TD6055000321	DOJI0109NM	USD	459,000.00	459,000.00	19-Feb-04	14-Jun-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM401047/04	TD6055000321	DOJI0110NM	USD	714,000.00	714,000.00	19-Feb-04	14-Jun-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM401048/04	TD6055000321	DOJI0111NM	USD	204,000.00	204,000.00	19-Feb-04	14-Jun-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM401037/04	TD6055000321	DOJI0112AL	USD	204,000.00	204,000.00	19-Feb-04	14-Jun-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM401038/04	TD6055000321	DOJI0113BA	USD	204,000.00	204,000.00	19-Feb-04	14-Jun-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM401039/04	TD6055000321	DOJI0114EP	USD	266,340.87	266,340.87	19-Feb-04	11-May-04	0	HONG KONG SHUERTAI CO. LTD.	HONG KONG
IM401041/04	TD6055000321	DOJI0116JW	USD	102,892.30	102,892.30	19-Feb-04	11-May-04	0	HONG KONG SHUERTAI CO. LTD.	HONG KONG
IM401049/04	TD6055000321	DOJI0117NC	USD	155,537.25	155,537.25	19-Feb-04	09-Jun-04	0	HONG KONG SHUERTAI CO. LTD.	HONG KONG
IM401042/04	TD6055000321	DOJI0118EP	USD	34,357.56	34,357.56	19-Feb-04	11-May-04	0	HONG KONG SHUERTAI CO. LTD.	HONG KONG
IM401050/04	TD6055000321	DOJI0119NC	USD	236,229.25	236,229.25	19-Feb-04	30-May-04	0	SUHCHEON COMPANY, LTD.	KOREA REPUBLIC
IM401043/04	TD6055000321	DOJI0122NC	USD	61,701.84	61,701.84	19-Feb-04	20-May-04	0	THE HONESTIEST ENTERPRISE CO. LTD.	TAIWAN
IM401300/04	TD6055000321	DOJI0125BA	USD	21,040.80	21,040.80	21-Feb-04	14-Apr-04	0	CHUNG SHING TEXTILE CO., LTD.	TAIWAN
IM401301/04	TD6055000321	DOJI0126NM	USD	3,110.05	3,110.05	21-Feb-04	26-Apr-04	0	STANDTEX COMPANY LTD.	TAIWAN
IM401302/04	TD6055000321	DOJI01271902JJ	USD	4,596.93	4,596.93	21-Feb-04	10-May-04	0	GARTEX KNITTING FTY LTD.	HONG KONG
IM401303/04	TD6055000321	DOJI01281915JJ	USD	571,163.28	571,163.28	21-Feb-04	06-Jul-04	0	SAN WAI GARMENT FACTORY	MACAO
IM401304/04	TD6055000321	DOJI01291918JJ	USD	413,222.78	413,222.78	21-Feb-04	30-Jul-04	0	E.Z. CO., LTD.	TAIWAN
IM401307/04	TD6055000321	DOJI01321921JJ	USD	4,458.00	4,458.00	21-Feb-04	05-May-04	0	WIN SUM INTERNATIONAL CO. LTD.	KOREA REPUBLIC

Outstanding Report — Import LC	Report as of 30-Apr-04 Page 3 of 7

Lc Ref No	CAR Ref	Customer Ref	Curr	Outstanding Balance	USD Eqv	Issue Date	Expiry Date	Tenor	Beneficiary	Ben Country
IM401308/04	TD6055000321	DOJI01331922JJ	USD	967,176.00	967,176.00	21-Feb-04	21-Jul-04	0	YONGWOO MODE CO. LTD.	KOREA REPUBLIC
IM401309/04	TD6055000321	DOJI01341923JJ	USD	113,400.00	113,400.00	21-Feb-04	14-Aug-04	0	D AND S MODE CO., LTD	KOREA REPUBLIC
IM401310/04	TD6055000321	DOJI01351924JJ	USD	18,900.00	18,900.00	21-Feb-04	30-May-04	0	CY INTERNATIONAL CO., LTD	KOREA REPUBLIC
IM401639 /04	TD6055000321	DOJI0137JS	USD	187,067.27	187,067.27	26-Feb-04	15-May-04	0	MERIM CORPORATION	KOREA REPUBLIC
IM401641/04	TD6055000321	DOJI0139NM	USD	402,515.76	402,515.76	26-Feb-04	29-May-04	0	JAY ONE TRADING CORP.	KOREA REPUBLIC
IM401642 /04	TD6055000321	DOJI01401925JJ	USD	599,053.98	599,053.98	26-Feb-04	14-Aug-04	0	EVA SWEATER LTD.	BANGLADESH
IM401643 /04	TD6055000321	DOJI01411932JJ	USD	28,875.00	28,875.00	26-Peb-04	17-May-04	0	FORTUNELY INTERNATIONAL LTD.	HONG KONG
IM401644/04	TD6055000321	DOJI01421933JJ	USD	1,072,333.70	1,072,333.70	26-Feb-04	12-Jul-04	0	FORTUNELY INTERNATIONAL LTD.	HONG KONG
IM401645/04	TD6055000321	DOJI01431934JJ	USD	2,365,879.13	2,365,879.13	26-Feb-04	19-Jul-04	0	FORTUNELY INTERNATIONAL LTD.	HONG KONG
IM401656/04	TD6055000321	DOJI01441935JJ	USD	310,220.40	310,220.40	26-Feb-04	12-Jun-04	0	MING TAI KNITTING GARMENT	HONG KONG
IM401748/04	TD6055000321	DOJI01451937JJ	USD	216,079.50	216,079.50	27-Feb-04	25-Apr-04	0	DOGANLAR KONFEKSIYON SAN. VE TIC	TURKEY
IM401743/04	TD6055000321	DOJI0148EP	USD	20,589.70	20,589.70	27-Feb-04	05-Jun-04	0	BROAD INTERNATIONAL CORP.	UNITED STATES
IM401744/04	TD6055000321	DOJI0149EP	USD	82,229.00	82,229.00	27-Feb-04	13-May-04	0	TAECHANGE ENTERPRISE CO. LTD.	KOREA REPUBLIC
IM401745/04	TD6055000321	DOJI01501939JJ	USD	662,756.78	662,756.78	27-Feb-04	18-Jun-04	0	CHINA ARIA TRADING LIMITED	HONG KONG
IM401746/04	TD6055000321	DOJI01511938JJ	USD	941,088.15	941,088.15	27-Feb-04	25-Jun-04	0	CHINA ARIA TRADING LIMITED	HONG KONG
IM401747/04	TD6055000321	DOJI0152NM	USD	57,372.55	57,372.55	27-Feb-04	04-May-04	0	HSIN LING ENTERPRISE CO., LTD.	TAIWAN
IM401665/04	TD6055000321	DOJI01461936JJ	USD	364,599.90	364,599.90	02-Mar-04	14-Aug-04	0	MAC INTERNATIONAL	KOREA REPUBLIC
IM402059/04	TD6055000321	DOJI01531942LN	USD	58,934.10	58,934.10	03-Mar-04	24-Apr-04	0	LAL TEXTIL LTDA	BRAZIL
IM402140/04	TD6055000321	DOJI0154JS	USD	137,528.60	137,528.60	04-Mar-04	07-May-04	0	MUST GARMENT CORP. LTD	HONG KONG
IM402141/04	TD6055000321	DOJI0155GC	USD	237,265.65	237,265.65	04-Mar-04	13-May-04	0	BROAD INTERNATIONAL CORP.	UNITED STATES
IM402142/04	TD6055000321	DOJI0156BA	USD	157,904.57	157,904.57	04-Mar-04	27-Apr-04	0	NINGBO FANHUA WOLLEN SWEATER ???	CHINA
IM402143/04	TD6055000321	DOJI0157BA	USD	65,493.79	65,493.79	04-Mar-04	04-May-04	0	KING BEST INDUSTRIAL LTD.	HONG KONG
IM402136/04	TD6055000321	DOJI0158NM	USD	16,450.56	16,450.56	04-Mar-04	18-May-04	0	NINGBO FANHUA WOLLEN SWEATER CO.	CHINA
IM402138/04	TD6055000321	DOJI0160NM	USD	66,838.97	66,838.97	04-Mar-04	11-May-04	0	KOREA APPAREL CO., LTD	KOREA REPUBLIC
IM402287/04	TD6055000321	DOJI01621951JJ	USD	52,869.48	52,869.48	05-Mar-04	14-Jun-04	0	VICTORY CENTURY INDUSTRIES LTD.	HONG KONG
IM402281/04	TD6055000321	DOJI01631952JJ	USD	228,690.00	228,690.00	05-Mar-04	30-May-04	0	KSM LIMITED	HONG KONG
IM402282/04	TD6055000321	DOJI01641960JJ	USD	69,037.50	69,037.50	05-Mar-04	17-May-04	0	KING STAR GARMENT HONDURAS S D???	TAIWAN
IM402283/04	TD6055000321	DOJI01651961JJ	USD	203,097.10	203,097.10	05-Mar-04	17-May-04	0	GARTEX KNITTING FTY LTD.	HONG KONG
IM402284/04	TD6055000321	DOJI0166EP	USD	24,236.10	24,236.10	05-Mar-04	30-Apr-04	0	SKYLITE APPARELS	HONG KONG
IM402286/04	TD6055000321	DOJI0168NC	USD	126,983.20	126,983.20	05-Mar-04	06-May-04	0	TAECHANGE ENTERPRISE CO.,LTD.	KOREA REPUBLIC
IM402288/04	TD6055000321	DOJI0169NC	USD	339,088.39	339,088.39	05-Mar-04	19-May-04	0	INJAE TRADING COMPANY	HONG KONG
IM402289/04	TD6055000321	DOJI0170NC	USD	17,656.51	17,656.51	05-Mar-04	09-Jun-04	0	SUHCHEON COMPANY. LTD.	KOREA REPUBLIC
IM402290/04	TD6055000321	DOJI0171EP	USD	18,066.24	18,066.24	05-Mar-04	27-Apr-04	0	KING BEST INDUSTRIAL LTD.	HONG KONG
IM402291/04	TD6055000321	DOJI0172GC	USD	94,740.05	94,740.05	05-Mar-04	27-Mar-04	0	DO1 MARKETING SERVICE	KOREA REPUBLIC
IM402387/04	TD6055000322	DOJI0175GC	USD	428,737.50	428,737.50	06-Mar-04	30-May-04	0	STANDTEX COMPANY LTD.	TAIWAN
IM402388/04	TD6055000322	DOJI0176JS	USD	24,874.50	24,874.50	06-Mar-04	25-Apr-04	0	STANDTEX COMPANY LTD.	TAIWAN
IM402439/04	TD6055000322	DOJI01771963JJ	USD	142,480.80	142,480.80	09-Mar-04	24-Jun-04	0	GREAT CAPITAL GARMENT LIMITED	HONG KONG
IM402748/04	TD6055000322	DOJI0178AL	USD	110,621.70	110,621.70	11-Mar-04	01-May-04	0	STANDTEX COMPANY LTD.	TAIWAN
IM402749/04	TD6055000322	DOJI0179EP	USD	3,209.70	3,209.70	11-Mar-04	01-May-04	0	STANDTEX COMPANY LTD.	TAIWAN
IM402750/04	TD6055000322	DOJI0180NM	USD	391.75	391.75	11-Mar-04	20-Apr-04	0	STANDTEX COMPANY LTD.	TAIWAN
IM402751/04	TD6055000322	DOJI0181NM	USD	148,773.20	148,773.20	11-Mar-04	01-May-04	0	DRAGONFISH HOLDING (BVI)COMPANY	TAIWAN
IM402752/04	TD6055000322	DOJI01821964JJ	USD	826,309.26	826,309.26	11-Mar-04	30-Jun-04	0	WAI LAM MAO IEK HONG	MACAO
IM402753/04	TD6055000322	DOJI01831966LN	USD	425,289.06	425,289.06	11-Mar-04	14-Jun-04	0	SAYTAZ INTERNATIONAL	BANGLADESH
IM402754/04	TD6055000322	DOJI01841969JJ	USD	202,002.15	202,002.15	11-Mar-04	09-Jun-04	0	SPECIAL INTERNATIONAL CO. LTD	TAIWAN
IM403322/04	TD6055000322	DOJI01861953JJ	USD	522,597.60	522,597.60	18-Mar-04	14-Aug-04	0	EASY WORLD CO., LTD. KOREA	KOREA REPUBLIC

Outstanding Report — Import LC	Report as of 30-Apr-04 Page 4 of 7

Lc Ref No	CAR Ref	Customer Ref	Curr	Outstanding Balance	USD Eqv	Issue Date	Expiry Date	Tenor	Beneficiary	Ben Country
IM403323/04	TD6055000322	DOJI01871954JJ	USD	23,310.00	23,310.00	18-Mar-04	30-May-04	0	LIAONING CHENGDA CO., LTD.	CHINA
IM403324/04	TD6055000322	DOJI0188BA	USD	72,256.80	72,256.80	18-Mar-04	20-Apr-04	0	HUXING INTERNATIONAL, INC. (NY)	UNITED STATES
IM403309/04	TD6055000322	DOJI0189JS	USD	230,608.33	230,608.33	18-Mar-04	14-Jun-04	0	INJAE TRADING COMPANY	HONG KONG
IM403310/04	TD6055000322	DOJI0190BA	USD	131,527.61	131,527.61	18-Mar-04	30-Apr-04	0	SEJEE COMPANY LTD.	HONG KONG
IM403311/04	TD6055000322	DOJI0191JS	USD	553,885.98	553,885.98	18-Mar-04	30-Jun-04	0	PEARL BUYING SERVICES (PVT) LTD	BANGLADESH
IM403312/04	TD6055000322	DOJI0192BA	USD	25,265.93	25,265.93	18-Mar-04	06-Jun-04	0	PEARL BUYING SERVICES (PVT) LTD	BANGLADESH
IM403313/04	TD6055000322	DOJI0193AL	USD	114,128.84	114,128.84	18-Mar-04	06-Jun-04	0	PEARL BUYING SERVICES (PVT) LTD	BANGLADESH
IM403314/04	TD6055000322	DOJI0194EP	USD	64,946.06	64,946.06	18-Mar-04	30-Jun-04	0	PEARL BUYING SERVICES (PVT) LTD	BANGLADESH
IM403315/04	TD6055000322	DOJI0195AL	USD	63,172.70	63,172.70	18-Mar-04	30-Jun-04	0	PEARL BUYING SERVICES (PVT) LTD	BANGLADESH
IM403316/04	TD6055000322	DOJI0196BA	USD	357,000.00	357,000.00	18-Mar-04	30-Apr-04	0	PACIFIC YEE LIK CO., LTD.	HONG KONG
IM403317/04	TD6055000322	DOJI0197NM	USD	428,400.00	428,400.00	18-Mar-04	30-Apr-04	0	PACIFIC YEE LIK CO., LTD.	HONG KONG
IM403318/04	TD6055000322	DOJI0198NM	USD	229,500.00	229,500.00	18-Mar-04	31-May-04	0	PACIFIC YEE LIK CO., LTD.	HONG KONG
IM403319/04	TD6055000322	DOJI0199NC	USD	387,600.00	387.600.00	18-Mar-04	31-May-04	0	PACIFIC YEE LIK CO., LTD.	HONG KONG
IM403320/04	TD6055000322	DOJI0200JW	USD	1,709.65	1,709.65	18-Mar-04	20-Apr-04	0	MERIMO LTD.	BANGLADESH
IM403321/04	TD6055000322	DOJI0201EP	USD	30.78	30.78	18-Mar-04	20-Apr-04	0	MERIMO LTD.	BANGLADESH
IM403326/04	TD6055000322	DOJI0202EP	USD	131,219.02	131,219.02	18-Mar-04	30-Apr-04	0	SEJEE COMPANY LTD.	HONG KONG
IM403327/04	TD6055000322	DOJI0203NC	USD	60,404.35	60,404.35	19-Mar-04	13-May-04	0	BROAD INTERNATIONAL CORP.	UNITED STATES
IM403493/04	TD6055000322	DOJI0204NM	USD	15,867.15	15,867.15	19-Mar-04	21-May-04	0	TOMEN(HKG) CO LTD.	HONG KONG
IM403584/04	TD6055000322	DOJI02061978JJ	USD	158,230.80	158,230.80	20-Mar-04	10-May-04	0	AG COM PAKSI SENG	MACAO
IM403588/04	TD6055000322	DOJI0208AL	USD	152,218.48	152,218.48	20-Mar-04	19-Mar-04	0	KOREA APPAREL CO LTD.	KOREA REPUBLIC
IM403586/04	TD6055000322	DOJI0209BA	USD	5,967.00	5,967.00	20-Mar-04	25-May-04	0	KING BEST INDUSTRIAL LTD.	HONG KONG
IM403587/04	TD6055000322	DOJI0210JW	USD	10,748.35	10,748.35	20-Mar-04	30-Apr-04	0	SKYLITE AAPARELS	HONG KONG
IM403759/04	TD6055000322	DOJI0211NC	USD	204,000.00	204,000.00	24-Mar-04	30-Apr-04	0	PACIFIC YEE LIK CO., LTD.	HONG KONG
IM403760/04	TD6055000322	DOJI0212NC	USD	142,800.00	142,800.00	24-Mar-04	30-Apr-04	0	PACIFIC YEE LIK CO., LTD.	HONG KONG
IM403761/04	TD6055000322	DOJI0213NM	USD	408,000.00	408,000.00	24-Mar-04	30-May-04	0	PACIFIC YEE LIK CO., LTD.	HONG KONG
IM403762/04	TD6055000322	DOJI0214JS	USD	163,200.00	163,200.00	24-Mar-04	30-Jun-04	0	PACIFIC YEE LIK CO., LTD.	HONG KONG
IM403763/04	TD6055000322	DOJI0215NM	USD	10,557.50	10,557.50	24-Mar-04	11-May-04	0	STANDTEX COMPANY LTD.	TAIWAN
IM403764/04	TD6055000322	DOJI0216NM	USD	16,402.75	16,402.75	24-Mar-04	21-May-04	0	STANDTEX COMPANY LTD.	TAIWAN
IM404034/04	TD6055000322	DOJI02181983JJ	USD	131,493.60	131,493.60	29-Mar-04	14-Aug-04	0	THE WILL-BES AND CO., LTD.	KOREA REPUBLIC
IM404035/04	TD6055000322	DOJI02191989JJ	USD	52,500.00	52,500.00	29-Mar-04	18-May-04	0	GOLDTREND ENTERPRISES LTD.	HONG KONG
IM404039/04	TD6055000322	DOJI02201994JJ	USD	60,419.10	60,419.10	29-Mar-04	30-Jun-04	0	FORTUNELY INTERNATIONAL LTD.	HONG KONG
IM404036/04	TD6055000322	DOJI02212005JJ	USD	113,855.70	113,855.70	29-Mar-04	28-Jun-04	0	GARTEX KNITTING FTY. LTD.	HONG KONG
IM404037/04	TD6055000322	DOJI02221985JJ	USD	156,177.00	156,177.00	29-Mar-04	30-Jul-04	0	CITY GROUP-PARSA KNITTING IND. LTD.	BANGLADESH
IM404038/04	TD6055000322	DOJI02232006JJ	USD	22,176.00	22,176.00	29-Mar-04	07-Jun-04	0	KING STAR GARMENT HONDURAS S.D???	TAIWAN
IM404040/04	TD6055000322	DOJI0228NC	USD	19,281.60	19,281.60	29-Mar-04	13-May-04	0	CANSTAR INTERNATIONAL ENTERPRISE	CHINA
IM404122/04	TD6055000322	DOJI0224NM	USD	656,544.58	656,544.58	30-Mar-04	15-May-04	0	MERIMO LTD.	BANGLADESH
IM404123/04	TD6055000322	DOJI0225NM	USD	486,547.59	486,547.59	30-Mar-04	15-May-04	0	MERIM CORPORATION	KOREA REPUBLIC
IM404124/04	TD6055000322	DOJI0226JW	USD	91,288.57	91,288.57	30-Mar-04	15-May-04	0	MERIMO LTD.	BANGLADESH
IM404125/04	TD6055000322	DOJI0227EP	USD	12,306.98	12,306.98	30-Mar-04	l5-May-04	0	MERIMO LTD.	BANGLADESH
IM404431/04	TD6055000322	DOJI0229AL	USD	84,688.87	84,688.87	01-Apr-04	19-May-04	0	CK INTL CORP	KOREA REPUBLIC
IM404432/04	TD6055000322	DOJI0230AL	USD	237,953.76	237,953.76	01-Apr-04	10-Jul-04	0	HONG KONG SHUERTAI CO., LTD.	HONG KONG
IM404433/04	TD6055000322	DOJI0231JS	USD	200,356.55	200,386.55	01-Apr-04	07-Jun-04	0	DAEGU APPAREL CORPORATION	KOREA REPUBLIC
IM404434/04	TD6055000322	DOJI0232JS	USD	256,210.13	256,210.13	01-Apr-04	13-Jun-04	0	SEOHEUNG TRADING CO., LTD.	KOREA REPUBLIC
IM404435/04	TD6055000322	DOJI0233JS	USD	328,882.68	328,882.68	01-Apr-04	13-Jun-04	0	SEOHEUNG TRADING CO., LTD.	KOREA REPUBLIC
IM404436/04	TD6055000322	DOJI0234JW	USD	138,858.52	138,858.52	01-Apr-04	18-May-04	0	NINGBO FANHUA WOLLEN SWEATER ???	CHINA

Outstanding Report — Import LC	Report as of 30-Apr-04 Page 5 of 7

Lc Ref No	CAR Ref	Customer Ref	Curr	Outstanding Balance	USD Eqv	Issue Date	Expiry Date	Tenor	Beneficiary	Ben Country
IM404437/04	TD6055000322	DOJI0235NC	USD	27,505.73	27,505.73	01-Apr-04	20-Apr-04	0	HUXING INTERNATIONAL, INC. (NY)	UNITED STATES
IM404438/04	TD6055000322	DOJI0236NC	USD	16,762.68	16,762.68	01-Apr-04	20-May-04	0	YUNG LIEN KNITWEAR MFT.CO,LTD	TAIWAN
IM404439/04	TD6055000322	DOJI0237NC	USD	76,443.70	76,443.70	01-Apr-04	30-Jun-04	0	CK INT’L CORP	KOREA REPUBLIC
IM404440/04	TD6055000322	DOJI0238NC	USD	140,485.82	140,485.82	01-Apr-04	30-Jun-04	0	INJAE TRADING COMPANY	HONG KONG
IM404441/04	TD6055000322	DOJI0239EP	USD	30,761.77	30,761.77	01-Apr-04	23-May-04	0	JUNG HWA KOREA CO., LTD.	KOREA REPUBLIC
IM404442/04	TD6055000322	DOJI0240EP	USD	89,654.33	89,654.33	01-Apr-04	14-Jun-04	0	SAMHAN CAMBODIA FABRIC CO., LTD.	CAMBODIA
IM404443/04	TD6055000322	DOJI0241NC	USD	78,615.17	78,615.17	01-Apr-04	30-Jun-04	0	HAE YANG KNITTING FACTORY, LTD.	KOREA REPUBLIC
IM404444/04	TD6055000322	DOJI0242NC	USD	131,843.98	131,843.98	01-Apr-04	30-Jun-04	0	HAE YANG KNITTING FACTORY, LTD.	KOREA REPUBLIC
IM404445/04	TD6055000322	DOJI0243JW	USD	92,620.08	92,620.08	01-Apr-04	30-May-04	0	ROUSSO APPAREL GROUP (ASIA) LTD	HONG KONG
IM404447/04	TD6055000322	DOJI0246NM	USD	561,855.78	561,855.78	01-Apr-04	14-Sep-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM404446/04	TD6055000322	DOJI0246JS	USD	309,066.68	309,066.68	01-Apr-04	30-Jul-04	0	PEARL BUYING SERVICES (PVT) LTD	BANGLADESH
IM404513/04	TD6055000322	DOJI0244BA	USD	336,995.25	336,995.25	02-Apr-04	30-Jun-04	0	ROUSSO APPAREL GROUP (ASIA) LTD	HONG KONG
IM405279/04	TD6055000322	DOJI02472023JJ	USD	163,800.00	163,800.00	09-Apr-04	14-Aug-04	0	E.Z. CO., LTD.	TAIWAN
IM405283/04	TD6055000322	DOJI0248JS	USD	170,974.52	170,974.52	09-Apr-04	30-Aug-04	0	PEARL BUYING SERVICES (PVT) LTD	BANGLADESH
IM405284/04	TD6055000322	DOJI0249NM	USD	48,450.95	48,450.95	09-Apr-04	30-Jul-04	0	PEARL BUYING SERVICES (PVT) LTD	BANGLADESH
IM405280/04	TD6055000322	DOJI0250JS	USD	190,477.28	190,477.28	09-Apr-04	10-Jun-04	0	MUST GARMENT CORP. LTD	HONG KONG
IM405281/04	TD6055000322	DOJI0251EP	USD	51,912.00	51,912.00	09-Apr-04	27-May-04	0	GENIE WORKS CO. LTD.	KOREA REPUBLIC
IM405282/04	TD6055000322	DOJI0252GC	USD	46,839.93	46,839.93	09-Apr-04	14-Jun-04	0	ALLIANCE MERCHANDISING P. LTD.	INDIA
IM405439/04	TD6055000322	DOJI0253NM	USD	271,466.27	271,466.27	13-Apr-04	19-May-04	0	KOWATEX LIMITED	HONG KONG
IM405440/04	TD6055000322	DOJI0254NM	USD	162,846.88	162,846.88	13-Apr-04	14-Jun-04	0	KOWATEX LIMITED	HONG KONG
IM405441/04	TD6055000322	DOJI0255NM	USD	30,900.00	30,900.00	13-Apr-04	21-May-04	0	KUNSHAN SUNLONG TEXTILE CO., LTD	CHINA
IM405442/04	TD6055000322	DOJI0256EP	USD	55,450.05	55,450.05	13-Apr-04	01-Jul-04	0	WUXI XIEXIN GROUP CO., LTD.	CHINA
IM405443/04	TD6055000322	DOJI0257NC	USD	196.98	196.98	13-Apr-04	11-May-04	0	STANDTEX COMPANY LTD.	TAIWAN
IM405437/04	TD6055000322	DOJI0258JW	USD	289,341.38	289,341.38	13-Apr-04	14-Jun-04	0	MERIMO LTD.	BANGLADESH
IM405438/04	TD605500322	DOJI0259AL	USD	380.60	380.60	13-Apr-04	20-Apr-04	0	STANDTEX COMPANY LTD.	TAIWAN
IM405858/04	TD6055000322	DOJI0260NC	USD	19,467.00	19,467.00	16-Apr-04	21-May-04	0	DRAGONFISH HOLDING (BVI) COMPANY	TAIWAN
IM405864/04	TD6055000322	DOJI0261EP	USD	67,218.00	67,218.00	16-Apr-04	28-May-04	0	DUCK HUNG TRADING CO., LTD.	KOREA REPUBLIC
IM405865/04	TD6055000322	DOJI0262NC	USD	101,347.20	101,347.20	16-Apr-04	31-May-04	0	DO1 MARKETING SERVICE	KOREA REPUBLIC
IM405866/04	TD6055000322	DOJI0263NC	USD	36,745.09	36,745.09	16-Apr-04	20-May-04	0	DO1 MARKETING SERVICE	KOREA REPUBLIC
IM405867/04	TD6055000322	DOJI0264EP	USD	81,620.50	81,620.50	16-Apr-04	12-Jul-04	0	ITEXFIL LTD.	KOREA REPUBLIC
IM405859/04	TD6055000322	DOJI0265EP	USD	53,661.79	53,661.79	16-Apr-04	12-Jul-04	0	JAE SEUNG TEXTILE CO., LTD	KOREA REPUBLIC
IM405868/04	TD6055000322	DOJI0266EP	USD	110,863.29	110,863.29	16-Apr-04	05-Jul-04	0	DUCK HUNG TRADING CO., LTD.	KOREA REPUBLIC
IM405860/04	TD6055000322	DOJI0267EP	USD	20,219.66	20,219.66	16-Apr-04	06-Jun-04	0	ALLIANCE KNITTERS, INC.	UNITED STATES
IM405861/04	TD6055000322	DOJI0268GC	USD	11,566.80	11,566.80	16-Apr-04	01-Jun-04	0	ALLIANCE KNITTERS, INC.	UNITED STATES
IM405862/04	TD6055000322	DOJI0269EP	USD	72,633.79	72,633.79	16 Apr 04	01-Jun-04	0	CHI- FUNG ENTERPRISE (HK) LTD.	HONG KONG
IM405863/04	TD6055000322	DOJI0270JW	USD	43,636.88	43,636.88	16-Apr-04	15-Jun-04	0	WANG HING KNITTING FACTORY LTD	HONG KONG
IM405869/04	TD6055000322	DOJI0271JW	USD	110,125.73	110,125.73	16-Apr-04	15-Jun-04	0	NINGBO FANHUA WOLLEN SWEATER ???	CHINA
IM405870/04	TD6055000322	DOJI0272EP	USD	206,498.69	206,498.69	16-Apr-04	20-May-04	0	HONG KONG SHUERTAI CO. LTD	HONG KONG
IM405929/04	TD6055000322	DOJI0273EP	USD	231,838.35	231,838.35	16-Apr-04	15-Jun-04	0	HONG KONG SHUERTAI CO. LTD	HONG KONG
IM405930/04	TD6055000323	DOJI0274GC	USD	32,168.56	32,168.56	16-Apr-04	15-Jun-04	0	HONG KONG SHUERTAI CO. LTD	HONG KONG
IM405931/04	TD6055000323	DOJI0275NM	USD	296,082.44	296,082.44	16-Apr-04	14-Jun-04	0	CK INT'L CORP	KOREA REPUBLIC
IM405932/04	TD6055000323	DOJI0276NM	USD	30,511.87	30,511.87	16-Apr-04	23-Jun-04	0	CK INT'L CORP	KOREA REPUBLIC
IM405933/04	TD6055000323	DOJI0277NM	USD	76,438.80	76,438.80	16-Apr-04	25-Jun-04	0	SUHCHEON COMPANY, LTD	KOREA REPUBLIC
IM405934/04	TD6055000323	DOJI0278NM	USD	207,940.67	207,940.67	16-Apr-04	30-Jun-04	0	HAE YANG KNITTING FACTORY LTD	KOREA REPUBLIC
IM405935/04	TD6055000323	DOJI0279NM	USD	99,762.32	99,762.32	16-Apr-04	30-Jun-04	0	HAE YANG KNITTING FACTORY LTD	KOREA REPUBLIC

Outstanding Report — Import LC	Report as of 30-Apr-04 Page 6 of 7

Lc Ref No	CAR Ref	Customer Ref	Curr	Outstanding Balance	USD Eqv	Issue Date	Expiry Date	Tenor	Beneficiary	Ben Country
IM405936/04	TD6055000323	DOJI0280NM	USD	217,336.60	217,336.60	16-Apr-04	22-Jun-04	0	HAE YANG KNITTING FACTORY LTD.	KOREA REPUBLIC
IM405937/04	TD6055000323	DOJI0281NM	USD	32,773.62	32,773.62	16-Apr-04	19-May-04	0	HSIN LING ENTERRISE CO., LTD.	TAIWAN
IM405938/04	TD6055000323	DOJI0282NM	USD	204,124.64	204,124.64	16-Apr-04	19-May-04	0	HSIN LING ENTERRISE CO., LTD.	TAIWAN
IM405939/04	TD6055000323	DOJI0283NM	USD	91,486.25	91,486.25	16-Apr-04	19-May-04	0	HSIN LING ENTERRISE CO., LTD.	TAIWAN
IM405940/04	TD6055000323	DOJI0284NM	USD	347,911.90	347,911.90	16-Apr-04	01-Jun-04	0	ALLIANCE KNITTERS, INC.	UNITED STATES
IM405941/04	TD6055000323	DOJI0285BA	USD	48,546.29	48,546.29	16-Apr-04	05-Jul-04	0	DO1 MARKETING SERVICE	KOREA REPUBLIC
IM405942/04	TD6055000323	DOJI0286BA	USD	40,771.85	40,771.85	16-Apr-04	30-Jun-04	0	TOGETHER TRADING CO., LTD.	KOREA REPUBLIC
IM405943/04	TD6055000323	DOJI0287BA	USD	102,808.96	102,808.96	16-Apr-04	16-Jun-04	0	TOGETHER TRADING CO., LTD.	KOREA REPUBLIC
IM405948/04	TD6055000323	DOJI0288BA	USD	28,214.73	28,214.73	16-Apr-04	08-Jun-04	0	HSIN LING ENTERRISE CO., LTD.	TAIWAN
IM405949/04	TD6055000323	DOJI0289BA	USD	143,000.33	143,000.33	16-Apr-04	22-Jun-04	0	KOWATEX LIMITED	HONG KONG
IM405945/04	TD6055000323	DOJI0290BA	USD	178,460.42	178,460.42	16-Apr-04	15-Jun-04	0	HONG KONG SHUERTAI CO. LTD.	HONG KONG
IM405946/04	TD6055000323	DOJI0291BA	USD	117,940.56	117,940.56	16-Apr-04	18-May-04	0	HONG KONG SHUERTAI CO. LTD.	HONG KONG
IM405947/04	TD6055000323	DOJI0292BA	USD	98,931.02	98,931.02	16-Apr-04	18-May-04	0	HONG KONG SHUERTAI CO. LTD.	HONG KONG
IM406390/04	TD6055000323	DOJI0293NM	USD	551,636.86	551,636.86	22-Apr-04	15-Jun-04	0	KOWATEX LIMITED	HONG KONG
IM406391/04	TD6055000323	DOJI0294NM	USD	55,023.08	55,023.08	22-Apr-04	13-Jul-04	0	KOWATEX LIMITED	HONG KONG
IM406392/04	TD6055000323	DOJI0295NM	USD	250,783.63	250,783.63	22-Apr-04	13-Jul-04	0	KOWATEX LIMITED	HONG KONG
IM406393/04	TD6055000323	DOJI0296NM	USD	72,832.28	72,832.28	22-Apr-04	22-Jun-04	0	KOWATEX LIMITED	HONG KONG
IM406394/04	TD6055000323	DOJI0297AL	USD	524,585.44	524,585.44	22-Apr-04	08-Jul-04	0	KOWATEX LIMITED	HONG KONG
IM406395/04	TD6055000323	DOJI0298AL	USD	25,204.61	25,204.61	22-Apr-04	22-Jun-04	0	HIGH HOPE INTERNATIONAL GROUP	CHINA
IM406396/04	TD6055000323	DOJI0299JW	USD	102,269.61	102,269.61	22-Apr-04	20-Jun-04	0	SEJEE COMPANY LTD.	HONG KONG
IM406397/04	TD6055000323	DOJI0300JW	USD	74,212.65	74,212.65	22-Apr-04	20-Jun-04	0	MERIM CORPORATION	KOREA REPUBLIC
IM406398/04	TD6055000323	DOJI0301NC	USD	11,330.00	11,330.00	22-Apr-04	31-May-04	0	BROAD INTERNATIONAL CORP.	UNITED STATES
IM406399/04	TD6055000323	DOJI0302/NM	USD	134,527.94	134,527.94	22-Apr-04	14-Jun-04	0	MERIMO LTD.	BANGLADESH
IM406424/04	TD6055000323	DOJI0303NM	USD	305,632.70	305,632.70	22-Apr-04	25-Jun-04	0	SEJEE COMPANY LTD.	HONG KONG
IM406425/04	TD6055000323	DOJI0304NM	USD	156,288.49	156,288.49	22-Apr-04	25-Jun-04	0	MERIM CORPORATION	KOREA REPUBLIC
IM406426/04	TD6055000323	DOJI0305AL	USD	154,698.76	154,698.76	22-Apr-04	25-Jun-04	0	SEJEE COMPANY LTD.	HONG KONG
IM406427/04	TD6055000323	DOJI0306BA	USD	82,265.09	82,265.09	22-Apr-04	15-May-04	0	MERIMO LTD.	BANGLADESH
IM406428/04	TD6055000323	DOJI0307EP	USD	40,928.93	40,928.93	22-Apr-04	14-Aug-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM406429/04	TD6055000323	DOJI0308AL	USD	361,136.05	361,136.05	22-Apr-04	15-Jul-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM406430/04	TD6055000323	DOJI0309/AL	USD	64,741.95	64,741.95	22-Apr-04	14-Aug-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM406431/04	TD6055000323	DOJI0310BA	USD	573,009.38	573,009.38	22-Apr-04	15-Jul-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM406432/04	TD6055000323	DOJI0311NM	USD	76,235.31	76,235.31	22-Apr-04	15-Jul-04	0	PAC1PIC YEE LIK CO. LTD.	HONG KONG
IM406433/04	TD6055000323	DOJI0312AL	USD	175,715.71	175,715.71	22-Apr-04	14-Aug-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM406434/04	TD6055000323	DOJI0313BA	USD	611,676.25	611,676.25	22-Apr-04	14-Aug-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM406435/04	TD6055000323	DOJI0314EP	USD	45,494.86	45,494.86	22-Apr-04	15-Jul-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM406436/04	TD6055000323	DOJI0315EP	USD	215,043.13	215,043.13	22-Apr-04	14-Aug-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM406437/04	TD6055000323	DOJI0316EP	USD	52,269.49	52,269.49	22-Apr-04	15-Jul-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM406438/04	TD6055000323	DOJI0317EP	USD	59,000.47	59,000.47	22-Apr-04	14-Aug-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM406439/04	TD6055000323	DOJI0318NM	USD	4,841.00	4,841.00	22-Apr-04	05-Jun-04	0	BROAD INTERNATIONAL CORP.	UNITED STATES
IM406653/04	TD6055000323	DOJI0319EP	USD	58,140.61	58,140.61	23-Apr-04	11-May-04	0	HUXING INTERNATIONAL INC.(NY)	UNITED STATES
IM407180/04	TD6055000323	DOJI0320JW	USD	145,985.46	145,985.46	30-Apr-04	18-Sep-04	0	PACIFIC YEE LIK CO. LTD.	HONG KONG
IM407182/04	TD6055000323	DOJI0322EP	USD	49,556.70	49,556.70	30-Apr-04	14-Jun-04	0	HIGH HOPE INTERNATIONAL GROUP	CHINA
IM407183/04	TD6055000323	DOJI0323NC	USD	231,172.60	231,172.60	30-Apr-04	08-Jun-04	0	HIGH HOPE INTERNATIONAL GROUP	CHINA
IM407184/04	TD6055000323	DOJI0324NC	USD	23,147.37	23,147.37	30-Apr-04	08-Jun-04	0	HIGH HOPE INTERNATIONAL GROUP	CHINA
IM407185/04	TD6055000323	DOJI0325NC	USD	54,468.00	54,468.00	30-Apr-04	09-Jun-04	0	TOGETHER TRADING CO., LTD.	KOREA REPUBLIC

Outstanding Report — Import LC	Report as of 30-Apr-04 Page 7 of 7

Lc Ref No	CAR Ref	Customer Ref	Curr	Outstanding Balance	USD Eqv	Issue Date	Expiry Date	Tenor	Beneficiary	Ben Country
IM407187/04	TD6055000323	DOJI0327JW	USD	143,567.86	143,567.86	30-Apr-04	15-Jun-04	0	HONG KONG SHUERTAI CO. LTD	HONG KONG
IM407188/04	TD6055000323	DOJI0328NC	USD	59,507.62	59,507.62	30-Apr-04	15-Jun-04	0	HONG KONG SHUERTAI CO. LTD	HONG KONG
IM407189/04	TD6055000323	DOJI0329EP	USD	15,446.88	15,446.88	30-Apr-04	30-Jun-04	0	SUHCHEON COMPANY, LTD.	KOREA REPUBLIC
IM407190/04	TD6055000323	DOJI0330EP	USD	20,563.20	20,563.20	30-Apr-04	30-Jun-04	0	THE HONESTIEST ENTERPRISE CO. LTD	TAIWAN
IM407191/04	TD6055000323	DOJI0331NC	USD	38,225.52	38,225.52	30-Apr-04	30-Jun-04	0	THE HONESTIEST ENTERPRISE CO. LTD	TAIWAN
IM407192/04	TD6055000323	DOJI0332EP	USD	62,628.00	62,628.00	30-Apr-04	30-Jun-04	0	AUTOMOBILE FASHIONS CO., LTD.	TAIWAN
IM407193/04	TD6055000323	DOJI0333GG	USD	64,194.75	64,194.75	30-Apr-04	26-Jun-04	0	BROAD INTERNATIONAL CORP	UNITED STATES
IM407194/04	TD6055000323	DOJI0334BA	USD	6,089.81	6,089.81	30-Apr-04	14-Jun-04	0	CHUNG SHING TEXTILE CO., LTD.	TAIWAN
IM407195/04	TD6055000323	DOJI0335AL	USD	201,448.83	201,448.83	30-Apr-04	07-Jun-04	0	CHUNG SHING TEXTILE CO.. LTD.	TAIWAN
IM407196/04	TD6055000323	DOJI0336NM	USD	59,487.73	59,487.73	30-Apr-04	14-Jun-04	0	CHUNG SHING TEXTILE CO., LTD.	TAIWAN
IM407177/04	TD6055000323	DOJI0337AL	USD	209,058.89	209,058.89	30-Apr-04	31-May-04	0	DO1 MARKETING SERVICE	KOREA REPUBLIC
IM407197/04	TD6055000323	DOJI0338AL	USD	71,041.73	71,041.73	30-Apr-04	28-Jun-04	0	DO1 MARKETING SERVICE	KOREA REPUBLIC
IM407198/04	TD6055000323	DOJI0339AL	USD	164,008.35	164,008.35	30-Apr-04	23-Jun-04	0	TOGETHER TRADING CO. LTD.	KOREA REPUBLIC
IM407199/04	TD6055000323	DOJI0341AL	USD	61,285.00	61,285.00	30 Apr-04	04-Jun-04	0	TAECHANGE ENTERPRISE CO. LTD.	KOREA REPUBLIC
IM407200/04	TD6055000323	DOJI0342EP	USD	11,587.50	11,587.50	30-Apr-04	15-Jun-04	0	FUTURE FABRICS INC.	UNITED STATES
IM407201/04	TD6055000323	DOJI03432043JJ	USD	127,701.00	127,701.00	30-Apr-04	15-Jul-04	0	NJU INTERNATIONAL DEVELOPING CO.	TAIWAN
IM407202/04	TD6055000323	DOJI03442056JJ	USD	289,074.45	289,074.45	30-Apr-04	23-Jul-04	0	CHINA ARIA TRADING LIMITED	HONG KONG

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5813344002	UNITEX FASHION LTD.	Sight	12/12/2003	287,386.70 USD
AG/322	HONG KONG		04/20/2004	87,451.29 USD

5813554736	UNITEX FASHION LIMITED	Sight	07/28/2003	131,820.00 USD
KG/084	HONG KONG		05/25/2004	0.00 USD

5813554862	KOWATEX LIMITD,	Sight	10/31/2003	17,820.00 USD
AG/274	HONG KONG		04/27/2004	2,848.13 USD

5813554905	SHANGHAI K AND J APPAREL CO., LTD.	Sight	12/08/2003	68,643.85 USD
AG/318	PEOPLE’S REPUBLIC OF CHINA		04/20/2004	118,284.57 USD

5813554906	CHINA TING GARMENT MFG(GROUP) LTD.,	Sight	12/08/2003	288,628.45 USD
AG/319	HONG KONG		05/04/2004	13,132.45 USD

5813554929	VENTURA ENTERPRISE INC.	Sight	12/18/2003	922,189.69 USD
AG/352	UNITED STATES OF AMERICA		04/25/2004	172,130.66 USD

5813554933	FLORA FASHIONS FACTORY 1/F., FLAT	Sight	12/22/2003	198,704.11 USD
AG/359	HONG KONG		05/04/2004	73,241.68 USD

5813554935	LEE YEUNG GARMENT FACTORY LIMITED,	Sight	12/22/2003	49,975.80 USD
AG/361	HONG KONG		04/27/2004	65,412.66 USD

5814554659	N.I. TEIJIN SHOJI (USA) INC .,	Sight	01/16/2004	120,640.00 USD
KF/006	UNITED STATES OF AMERICA		04/20/2004	50,161.34 USD

5814554664	JETWAY GARMENTS LIMITED, 9/F AND	Sight	01/14/2004	86,129.70 USD
AG/009	HONG KONG		04/27/2004	40,304.61 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	1 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554675	SAIWAN INTERNATIONAL LIMITED BLOCK	Sight	01/26/2004	253,619.63 USD
	HONG KONG		05/25/2004	328,698.45 USD

5814554676	GRAND TECH INTERNATIONAL CO., LTD.,	Sight	01/23/2004	177,577.11 USD
	HONG KONG		05/26/2004	269,795.06 USD

5814554677	CARNIVAL INDUSTRIAL CORP.,	Sight	01/23/2004	270,079.76 USD
KG/009	TAIWAN, PROVINCE OF ROC		05/15/2004	603,349.73 USD

5814554679	DO DO FASHION LTD.	Sight	01/23/2004	562,030.19 USD
KG/011	HONG KONG		05/25/2004	1,376,231.74 USD

5814554698	FORTUNE MINT LIMITED	Sight	02/13/2004	111,743.20 USD
KG/041	HONG KONG		05/15/2004	163,728.80 USD

5814554699	WELL BUSINESS KNITTING FACTORY LTD.	Sight	02/16/2004	114,247.80 USD
KG/042	HONG KONG		05/15/2004	6,440.00 USD

5814554700	UNITEX FASHION LTD.	Sight	02/13/2004	44,383.00 USD
KG/043	HONG KONG		05/15/2004	50,026.00 USD

5814554706	GLOBAL SOURCING COMPANY	Sight	02/16/2004	500,000.00 USD
AG/038	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554707	GLOBAL SOURCING COMPANY	Sight	02/18/2004	500,000.00 USD
AG/039	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554708	GLOBAL SOURCING COMPANY	Sight	02/18/2004	500,000.00 USD
AG/040	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554709	GLOBAL SOURCING COMPANY	Sight	02/18/2004	500,000.00 USD
AG/041	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	2 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554710	GLOBAL SOURCING COMPANY	Sight	02/18/2004	500,000.00 USD
AG/042	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554711	GLOBAL SOURCING COMPANY	Sight	02/18/2004	500,000.00 USD
AG/043	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554712	GLOBAL SOURCING COMPANY	Sight	02/18/2004	500,000.00 USD
AG/044	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554713	GLOBAL SOURCING COMPANY	Sight	02/18/2004	500,000.00 USD
AG/045	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554714	GLOBAL SOURCING COMPANY	Sight	02/18/2004	500,000.00 USD
AG/046	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554715	GLOBAL SOURCING COMPANY	Sight	02/18/2004	500,000.00 USD
AG/047	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554716	GLOBAL SOURCING COMPANY	Sight	02/20/2004	500,000.00 USD
AG/048	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554717	GLOBAL SOURCING COMPANY	Sight	02/20/2004	500,000.00 USD
AG/049	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554718	GLOBAL SOURCING LIMITED	Sight	02/20/2004	500,000.00 USD
AG/050	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554719	GLOBAL SOURCING LIMITED	Sight	02/20/2004	500,000.00 USD
AG/051	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554720	GLOBAL SOURCING LIMITED	Sight	02/20/2004	500,000.00 USD
AG/052	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554721	GLOBAL SOURCING LIMITED	Sight	02/20/2004	500,000.00 USD
AG/053	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	3 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554722	GLOBAL SOURCING LIMITED	Sight	02/20/2004	500,000.00 USD
AG/054	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554723	GLOBAL SOURCING LIMITED	Sight	02/20/2004	500,000.00 USD
AG/055	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554724	GLOBAL SOURCING LIMITED	Sight	02/20/2004	500,000.00 USD
AG/056	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554725	GLOBAL SOURCING LIMITED	Sight	02/20/2004	500,000.00 USD
AG/057	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554726	GLOBAL SOURCING LIMITED	Sight	02/20/2004	500,000.00 USD
AG/058	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554727	GLOBAL SOURCING LIMITED	Sight	02/20/2004	500,000.00 USD
AG/059	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554728	GLOBAL SOURCING LIMITED	Sight	02/20/2004	500,000.00 USD
AG/060	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554729	GLOBAL SOURCING LIMITED	Sight	02/20/2004	500,000.00 USD
AG/061	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554730	GLOBAL SOURCING LIMITED	Sight	02/20/2004	500,000.00 USD
AG/062	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554731	GLOBAL SOURCING LIMITED	Sight	02/19/2004	500,000.00 USD
AG/063	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554732	GLOBAL SOURCING LIMITED	Sight	02/19/2004	500,000.00 USD
AG/064	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554733	GLOBAL SOURCING LIMITED	Sight	02/19/2004	500,000.00 USD
AG/065	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	4 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554734	GLOBAL SOURCING LIMITED	Sight	02/20/2004	500,000.00 USD
AG/066	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554735	GLOBAL SOURCING LIMITED	Sight	02/19/2004	500,000.00 USD
AG/067	REPUBLIC OF KOREA		08/25/2004	500,000.00 USD

5814554736	TRISTATE TRADING LIMITED -MACAO	Sight	02/18/2004	292,034.44 USD
AG/069	MACAU		05/25/2004	1,363,657.62 USD

5814554738	HIGH FASHION GARMENTS CO.	Sight	02/20/2004	90,316.00 USD
AG/077	HONG KONG		05/04/2004	90,316.00 USD

5814554739	FU SON GARMENT FACTORY,	Sight	02/20/2004	77,750.50 USD
AG/078	MACAU		04/27/2004	77,750.50 USD

5814554740	WESTBURG GARMENT FACTORY	Sight	02/20/2004	126,698.85 USD
AG/079	MACAU		04/27/2004	0.00 USD

5814554742	KOWATEX LIMITED,	Sight	02/20/2004	105,451.80 USD
KG/052	HONG KONG		05/25/2004	239,447.60 USD

5814554746	FORMOSTAR GARMENT CO., LTD.	Sight	02/20/2004	71,133.28 USD
KG/059	TAIWAN, PROVINCE OF ROC		05/24/2004	71,133.28 USD

5814554747	FORMOSTAR GARMENT CO., LTD	Sight	02/20/2004	42,912.80 USD
KG/060	TAIWAN, PROVINCE OF ROC		05/17/2004	42,912.80 USD

5814554748	FORMOSTAR GARMENT CO., LTD	Sight	02/20/2004	8,343.48 USD
KG/061	TAIWAN, PROVINCE OF ROC		05/24/2004	8,343.48 USD

5814554749	FORMOSTAR GARMENT CO., LTD	Sight	02/23/2004	3,742.40 USD
KG/062	TAIWAN, PROVINCE OF ROC		05/17/2004	3,742.40 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	5 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554751	HT TRADING LIMITED, A VENIDA	Sight	02/24/2004	428.26 USD
KG/065	MACAU		05/10/2004	2,724.26 USD

5814554752	HT TRADING LIMITED, A VENIDA	Sight	02/24/2004	2,814.04 USD
KG/066	MACAU		04/25/2004	5,426.82 USD

5814554756	TAI FUNG TEXTILES	Sight	02/26/2004	111,155.00 USD
0004/AC00007	HONG KONG		05/05/2004	5,463.98 USD

5814554757	SUIT WAY CO., LTD.,	Sight	02/27/2004	687,798.68 USD
KG/073	HONG KONG		05/29/2004	833,950.47 USD

5814554758	EASY ON LTD.,	Sight	02/27/2004	71,132.75 USD
AG/083	HONG KONG		05/04/2004	74,432.75 USD

5814554759	FORTUNE MINT LIMITED	Sight	02/27/2004	241,973.25 USD
AG/084	HONG KONG		05/04/2004	122,195.80 USD

5814554760	JEN HSIEN INDUSTRIAL CO., LTD.,	Sight	02/27/2004	94,758.50 USD
KG/074	TAIWAN, PROVINCE OF ROC		04/30/2004	7,262.00 USD

5814554761	GOKALDAS IMAGES PVT LTD	Sight	02/27/2004	469,109.78 USD
KG/075	INDIA		05/01/2004	469,109.78 USD

5814554762	GOKALDAS IMAGES PVT LTD	Sight	02/27/2004	4,162.52 USD
KG/076	INDIA		05/01/2004	4,162.52 USD

5814554763	GOKALDAS IMAGES PVT LTD	Sight	02/27/2004	21,052.04 USD
KG/077	INDIA		05/01/2004	21,052.04 USD

5814554765	YANG SHENG GARMENT ENTERPRISES CO.,	Sight	03/03/2004	92,844.70 USD
KG/078	TAIWAN, PROVINCE OF ROC		05/15/2004	8,897.40 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	6 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554767	MIROGLIO TEXTILES USA, INC.	Sight	03/02/2004	55,722.50 USD
0005VB00021	UNITED STATES OF AMERICA		06/25/2004	117,573.70 USD

5814554768	JOY PLUS TRADING (H.K.) LTD.	Sight	03/03/2004	297,045.40 USD
KG/082	HONG KONG		04/20/2004	320,288.80 USD

5814554773	HT TRADING LIMITED, A VENIDA	Sight	03/05/2004	201,568.28 USD
KG/093	MACAU		05/26/2004	1,809,226.39 USD

5814554774	CARNIVAL INDUSTRIAL CORP.,	Sight	03/05/2004	199,234.02 USD
KG/094	TAIWAN, PROVINCE OF ROC		07/15/2004	2,174,784.27 USD

5814554775	TRISTATE TRADING LIMITED,A VENIDA	Sight	03/08/2004	114,828.00 USD
KG/095	MACAU		06/08/2004	2,736,070.01 USD

5814554777	FLORA FASHIONS FACTORY 1/F., FLAT	Sight	03/08/2004	31,572.99 USD
KG/097	HONG KONG		04/20/2004	0.00 USD

5814554778	JOY PLUS TRADING (H.K.) LTD.	Sight	03/08/2004	2,020.25 USD
KG/098	HONG KONG		04/20/2004	2,020.25 USD

5814554781	GOLDEN WILL FASHIONS LTD	Sight	03/08/2004	98,671.60 USD
KG/101	HONG KONG		04/20/2004	98,671.60 USD

5814554782	GOLDEN WILL FASHIONS LTD	Sight	03/08/2004	8,911.84 USD
KG/102	HONG KONG		04/20/2004	8,911.84 USD

5814554783	GOLDEN WILL FASHIONS LTD.,	Sight	03/08/2004	18,327.40 USD
KG/103	HONG KONG		04/20/2004	18,327.40 USD

5814554784	GOLDEN WILL FASHIONS LTD.,	Sight	03/08/2004	2,289.00 USD
KG/104	HONG KONG		04/20/2004	2,289.00 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	7 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554785	GOLDEN WILL FASHIONS LTD.,	Sight	03/08/2004	1,370.95 USD
KG/105	HONG KONG		04/20/2004	1,370.95 USD

5814554786	GOLDEN WILL FASHIONS LTD.,	Sight	03/08/2004	526.47 USD
KG/106	HONG KONG		04/20/2004	526.47 USD

5814554787	PT MASTERINDO JAYA ABADI	Sight	03/08/2004	9,498.00 USD
KG/107	REPUBLIC OF INDONESIA		05/18/2004	9,498.00 USD

5814554788	PT MASTERINDO JAYA ABADI	Sight	03/08/2004	22,780.84 USD
KG/108	REPUBLIC OF INDONESIA		05/18/2004	22,780.84 USD

5814554789	PT MASTERINDO JAYA ABADI	Sight	03/09/2004	3,762.00 USD
KG/109	REPUBLIC OF INDONESIA		05/18/2004	3,762.00 USD

5814554790	PT MASTERINDO JAYA ABADI	Sight	03/09/2004	965.16 USD
KG/110	REPUBLIC OF INDONESIA		05/18/2004	965.16 USD

5814554791	CHUNG WEI MING KNITTING FACTORY	Sight	03/10/2004	71,609.50 USD
KG/111	HONG KONG		05/15/2004	71,609.50 USD

5814554793	VENTURA ENTERPRISE INC.	Sight	03/10/2004	80,735.00 USD
AG/092	UNITED STATES OF AMERICA		05/25/2004	80,735.00 USD

5814554794	BROAD INTERNATIONAL CORP.	Sight	03/10/2004	25,658.50 USD
	UNITED STATES OF AMERICA		05/15/2004	6,096.64 USD

5814554796	JIING SHENG KNITTING CO., LTD.	Sight	03/11/2004	24,501.20 USD
AG/097	TAIWAN, PROVINCE OF ROC		04/20/2004	0.00 USD

5814554797	CHINA TING GARMENT MFG. (GROUP)	Sight	03/12/2004	387,932.95 USD
AG/100	HONG KONG		05/25/2004	387,932.95 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	8 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554798	LAKEWILL INDUSTRIAL LIMITED. UNIT	Sight	03/15/2004	177,241.00 USD
AG/101	HONG KONG		05/25/2004	147,427.20 USD

5814554800	TRISTATE TRADING LIMITED, A VENIDA	Sight	03/17/2004	49,044.16 USD
KG/116	MACAU		04/20/2004	212,857.52 USD

5814554802	TRISTATE TRADING LTD-MACAO COMML	Sight	03/17/2004	2,423.35 USD
KG/120	MACAU		05/07/2004	2,423.35 USD

5814554806	N.I. TEIJIN CO. LTD	Sight	03/17/2004	36,210.00 USD
0011AC00013	JAPAN		05/05/2004	36,210.00 USD

5814554807	CARNIVAL INDUSTRIAL CORP.,	Sight	03/17/2004	29,293.20 USD
KG/130	TAIWAN, PROVINCE OF ROC		06/15/2004	179,049.16 USD

5814554809	MITSUI CO. LTD.	Sight	03/17/2004	104,140.00 USD
0013AC00036	JAPAN		04/25/2004	0.00 USD

5814554810	ORIENT CRAFT LTD	Sight	03/18/2004	54,579.60 USD
KG/132	INDIA		05/19/2004	54,579.60 USD

5814554811	ORIENT CRAFT LTD	Sight	03/17/2004	987.08 USD
KG/133	INDIA		05/05/2004	987.08 USD

5814554812	ORIENT CRAFT LTD	Sight	03/17/2004	7,513.28 USD
KG/134	INDIA		05/05/2004	7,513.28 USD

5814554815	FUTURE FABRICS INT’L INC.	Sight	03/17/2004	41,251.00 USD
0016KU00022	UNITED STATES OF AMERICA		04/30/2004	1,886.82 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	9 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554816 AG/104	THE HONESTIEST ENTERPRISE CO.,LTD. TAIWAN, PROVINCE OF ROC	Sight	03/18/2004 04/20/2004	272,399.56 USD 272,399.56 USD

5814554818	H.C.T. TEXTILES CO., LTD.	Sight	03/24/2004	35,346.00 USD
0017KU00009	TAIWAN, PROVINCE OF ROC		05/10/2004	14,231.60 USD

5814554819	PIONEER STREAM LTD.	Sight	03/24/2004	43,898.00 USD
0019KU00026	TAIWAN, PROVINCE OF ROC		05/10/2004	45,023.00 USD

5814554820	PIONEER STREAM LTD.	Sight	03/24/2004	7,280.00 USD
0020KU00060	TAIWAN, PROVINCE OF ROC		05/15/2004	7,280.00 USD

5814554821	H.C.T. TEXTILES CO., LTD.	Sight	03/24/2004	65,250.00 USD
0021KU00032	TAIWAN, PROVINCE OF ROC		05/15/2004	65,250.00 USD

5814554822	PIONEER STREAM LTD.	Sight	03/24/2004	92,500.00 USD
0022KU00039	TAIWAN, PROVINCE OF ROC		06/14/2004	92,500.00 USD

5814554823	PIONEER STREAM LTD.	Sight	03/24/2004	30,765.50 USD
0023KU00011	TAIWAN, PROVINCE OF ROC		04/25/2004	30,765.50 USD

5814554824	WONDERFUL INTL GROUP (HK) LTD.	Sight	03/25/2004	384,826.21 USD
KG/152	HONG KONG		05/30/2004	540,572.82 USD

5814554828	WILHELM ZULEEG GMBH	Sight	03/26/2004	111,375.00 USD
0027AC00033	FEDERAL REPUBLIC OF GERMANY		05/10/2004	111,375.00 USD

5814554829	PIONEER STREAM LTD.	Sight	03/26/2004	18,020.00 USD
0028KU00016	TAIWAN, PROVINCE OF ROC		05/20/2004	10,318.90 USD

5814554830	MITSUI CO. LTD.	Sight	03/26/2004	4,461.45 USD
0029AC0006l	JAPAN		04/20/2004	0.00 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	10 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554831	MITSUI CO. LTD.	Sight	03/26/2004	6,264.50 USD
0030AC00040	JAPAN		05/30/2004	6,264.50 USD

5814554832	RNC LEATHER, LLC	Sight	03/26/2004	52,897.50 USD
003130J02	UNITED STATES OF AMERICA		05/01/2004	52,897.50 USD

5814554833	SEO KWANG TRADING CO, LTD	Sight	03/30/2004	44,952.00 USD
0032WA00006	REPUBLIC OF KOREA		04/21/2004	0.00 USD

5814554834	SEO KWANG TRADING CO, LTD	Sight	03/30/2004	24,240.00 USD
0033VB00041	REPUBLIC OF KOREA		04/24/2004	0.00 USD

5814554835	TREMO LTD.	Sight	03/30/2004	7,829.30 USD
0034VB00094	REPUBLIC OF KOREA		04/24/2004	0.00 USD

5814554837	SUN BONG SYNTHETICS, INC.	Sight	03/30/2004	56,115.00 USD
0036VB00086	REPUBLIC OF KOREA		04/23/2004	5,280.40 USD

5814554838	EUHA INTERNATIONAL LTD.	Sight	03/30/2004	26,832.00 USD
0037AKS-0311	REPUBLIC OF KOREA		05/21/2004	26,832.00 USD

5814554839	TREMO LTD.	Sight	04/01/2004	14,065.29 USD
0038WA00033	REPUBLIC OF KOREA		05/05/2004	0.00 USD

5814554840	EUHA INTERNATIONAL LTD.	Sight	04/01/2004	10,320.00 USD
0039AKS-0328	REPUBLIC OF KOREA		06/05/2004	10,320.00 USD

5814554841	SEO KWANG TRADING CO, LTD.	Sight	04/01/2004	4,080.00 USD
0040JW00008	REPUBLIC OF KOREA		04/28/2004	24.00 USD

5814554842	NUANCE INDUSTRIES INC.	Sight	04/06/2004	41,654.00 USD
0041WA00038	UNITED STATES OF AMERICA		05/05/2004	41,654.00 USD

5814554843	TRISTATE TRADING LIMITED	Sight	04/06/2004	1,035,376.96 USD
0042VGV-TRANSITI	MACAU		05/22/2004	1,035,376.96 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	11 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type Tenor	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Terms	Expiry Date	Outstanding Amount
5814554844	HF TRADING LIMITED	Sight	04/07/2004	67,593.81 USD
0043HTA008/04	MACAU		04/20/2004	67,593.81 USD

5814554845	WONDERFUL INT’L GROUP (HK) LTD.	Sight	04/06/2004	203,864.84 USD
0044NR-2	HONG KONG		05/25/2004	210,847.22 USD

5814554846	SLITHER LTD.	Sight	04/06/2004	30,600.00 USD
0045JG4213	HONG KONG		05/11/2004	30,600.00 USD

5814554847	JEN HSIEN INDUSTRIAL CO., LTD.	Sight	04/07/2004	45,304.60 USD
0046	TAIWAN, PROVINCE OF ROC		04/21/2004	132.00 USD

5814554848	J.P. DOUMAK INC.	Sight	04/09/2004	13,300.00 USD
0047VB00128	UNITED STATES OF AMERICA		05/05/2004	13,300.00 USD

5814554849	J.P. DOUMAK INC.	Sight	04/09/2004	3,997.50 USD
0048JW00010	UNITED STATES OF AMERICA		05/15/2004	3,997.50 USD

5814554850	NUANCE INDUSTRIES INC.	Sight	04/09/2004	19,250.00 USD
0049VB00129	UNITED STATES OF AMERICA		05/10/2004	19,250.00 USD

5814554851	FUTURE FABRICS INT’L INC.	Sight	04/09/2004	43,008.25 USD
0050KU00073	UNITED STATES OF AMERICA		05/10/2004	43,008.25 USD

5814554852	FUTURE FABRICS INT’L INC.	Sight	04/09/2004	225,417.25 USD
0051KU00040	UNITED STATES OF AMERICA		05/20/2004	225,417.25 USD

5814554853	LANIFICIO CAVERNI AND GRAMIGNI SPA	Sight	04/09/2004	226,312.50 USD
0052AC00018	ITALIAN REPUBLIC		05/15/2004	226,312.50 USD

5814554854	TEXTILE IMPORTS LLC	Sight	04/09/2004	14,700.00 USD
0053AC00034	UNITED STATES OF AMERICA		05/05/2004	14,700.00 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	12 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554855	MITSUI CO. LTD.	Sight	04/09/2004	94,804.00 USD
0054AE00029	JAPAN		05/15/2004	0.00 USD

5814554856	MITSUI CO. LTD.	Sight	04/09/2004	51,163.00 USD
0055AE00026	JAPAN		05/25/2004	24,148.40 USD

5814554857	ALTINYILDIZ CORP.	Sight	04/09/2004	41,678.50 USD
0056AC00026	UNITED STATES OF AMERICA		05/25/2004	41,678.50 USD

5814554858	LANIFICIO TEXCO S.P.A.	Sight	04/09/2004	189,337.50 USD
0057AE00019	ITALIAN REPUBLIC		06/12/2004	425,425.00 USD

5814554859	HSIN LING ENTERPRISE CO., LTD.	Sight	04/14/2004	1,332.80 USD
0058JT-0330-3	TAIWAN, PROVINCE OF ROC		05/13/2004	1,332.80 USD

5814554860	CLERICI TESSUTO/C. SPA	Sight	04/14/2004	51,714.00 USD
0059AE00007	ITALIAN REPUBLIC		05/15/2004	51,714.00 USD

5814554861	BONOTTO S.P.A	Sight	04/19/2004	48,070.00 USD
0060AE00008	ITALIAN REPUBLIC		06/26/2004	150,524.00 USD

5814554862	LANIFICIO REXLANE SPA	Sight	04/14/2004	30,037.50 USD
0061AE00050	ITALIAN REPUBLIC		06/08/2004	30,037.50 USD

5814554863	J.P. DOUMAK INC.	Sight	04/14/2004	4,891.25 USD
0062JW00009	UNITED STATES OF AMERICA		05/15/2004	4,891.25 USD

5814554864	TREMO LTD.	Sight	04/14/2004	30,576.75 USD
0063WA00039	REPUBLIC OF KOREA		05/07/2004	0.00 USD

5814554865	OEMEC GARMENT MFG., CO., LTD.	Sight	04/14/2004	18,814.40 USD
0064AW00807	TAIWAN, PROVINCE OF ROC		05/06/2004	18,814.40 USD

5814554866	TRISTATE TRADING LIMITED	Sight	04/14/2004	146,036.03 USD
0065SG-3	MACAU		06/14/2004	146,036.03 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	13 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554867	TRISTATE TRADING LIMITED	Sight	04/14/2004	171,461.68 USD
0066SG-1	MACAU		06/02/2004	171,461.68 USD

5814554868	TIMBACC INTERNATIONAL LTD.	Sight	04/14/2004	13,757.39 USD
0067JG4215	HONG KONG		05/30/2004	13,757.39 USD

5814554869	TREMO LTD.	Sight	04/19/2004	32,745.00 USD
0068VB00093	REPUBLIC OF KOREA		05/15/2004	0.00 USD

5814554870	N.I. TEIJIN SHOJI(USA) INC.	Sight	04/19/2004	37,766.00 USD
0069VB00075	UNITED STATES OF AMERICA		05/15/2004	38,587.00 USD

5814554871	HAMIL TEXTILES	Sight	04/19/2004	16.089.00 USD
0070WA00032	UNITED STATES OF AMERICA		05/12/2004	16,089.00 USD

5814554872	LANIFICIO DI TOLLEGNO	Sight	04/19/2004	52,082.50 USD
0071AE00003	ITALIAN REPUBLIC		05/05/2004	52,082.50 USD

5814554873	BONOTTO S.P.A	Sight	04/19/2004	99,637.50 USD
0072AE00033	ITALIAN REPUBLIC		06/05/2004	110,347.50 USD

5814554874	CUCCIRELLI/C. TESSUTI FANTASIA SPA	Sight	04/19/2004	148,043.15 USD
0073AE00018	ITALIAN REPUBLIC		06/12/2004	158,813.15 USD

5814554875	LANIFICIO REXLANE SPA	Sight	04/19/2004	37,940.00 USD
0074AE00049	ITALIAN REPUBLIC		06/08/2004	37,940.00 USD

5814554876	MITSUI CO. LTD.	Sight	04/19/2004	9,420.00 USD
0075AC00069	JAPAN		06/14/2004	9,420.00 USD

5814554877	POWER FASHIONS MANF. LTD.	Sight	04/19/2004	91,304.01 USD
0076JW-7	HONG KONG		05/15/2004	212,298.49 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	14 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554878	FLORA FASHIONS FTY	Sight	04/19/2004	100,272.71 USD
0077JW-8	HONG KONG		05/20/2004	100,272.71 USD

5814554879	HT TRADING LTD. MACAO COMMERCIAL	Sight	04/19/2004	2,043.50 USD
0078JW-10	MACAU		05/02/2004	2,043.50 USD

5814554880	FLORA FASHIONS FTY	Sight	04/19/2004	19,008.20 USD
0079MC-1	HONG KONG		05/15/2004	19,008.20 USD

5814554881	TRISTATE TRADING LIMITED	Sight	04/19/2004	17,079.26 USD
0080SG-4	MACAU		06/07/2004	17,079.26 USD

5814554882	TRISTATE TRADING LIMITED	Sight	04/19/2004	2,901.12 USD
0081SG-2	MACAU		06/02/2004	2,901.12 USD

5814554883	SLITHER LTD.	Sight	04/19/2004	10,500.00 USD
0082JG4214	HONG KONG		06/15/2004	10,500.00 USD

5814554884	HENFIELD ENTERPRISES LIMITED	Sight	04/19/2004	97,161.45 USD
0083JG4216	HONG KONG		05/30/2004	97,161.45 USD

5814554885	HSIN LING ENTERPRISE CO., LTD.	Sight	04/19/2004	121,209.00 USD
0084AZ01	TAIWAN, PROVINCE OF ROC		05/15/2004	121,209.00 USD

5814554886	JIING SHENG KNITTING CO., LTD.	Sight	04/19/2004	12,328.00 USD
0085AZ02	TAIWAN, PROVINCE OF ROC		05/30/2004	12,328.00 USD

5814554887	EVRIM GIYIM SANAYI VE TIC A.S.	Sight	04/19/2004	10,141.20 USD
0086BLANKET	TURKEY		07/07/2004	10,141.20 USD

5814554888	HF TRADING LIMITED	Sight	04/20/2004	22,478.50 USD
0087JW-9	MACAU		05/10/2004	22,478.50 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	15 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554889	EVRIM GIYIM SANAYI VE TIC A.S.	Sight	04/20/2004	47,655.00 USD
0088BLANKET	TURKEY		07/07/2004	47,655.00 USD

5814554890	MRM DERI KONFEKSIYON SAN VE TIC A.S	Sight	04/20/2004	16,458.00 USD
0089041604	TURKEY		05/25/2004	16,458.00 USD

5814554891	DK GLOBAL, INC	Sight	04/20/2004	8,022.75 USD
0090AL00029	REPUBLIC OF KOREA		05/05/2004	8,022.75 USD

5814554892	DK GLOBAL, INC	Sight	04/20/2004	8,550.00 USD
0091AL00009	REPUBLIC OF KOREA		05/05/2004	8,550.00 USD

5814554893	MITSUI CO. LTD.	Sight	04/20/2004	31,556.25 USD
0092AL00007	JAPAN		05/19/2004	32,066.25 USD

5814554894	LANIFICIO CAVERNI AND GRAMIGNI SPA	Sight	04/20/2004	15,300.00 USD
0093AC00084	ITALIAN REPUBLIC		05/22/2004	15,300.00 USD

5814554895	AMOR TESSUTO S.A.	Sight	04/20/2004	26,286.00 USD
0094AC00088	EASTERN REPUBLIC OF URUGUAY		05/23/2004	26,286.00 USD

5814554896	TAI FUNG TEXTILES	Sight	04/21/2004	20,942.00 USD
0095AC00089	HONG KONG		06/11/2004	20,942.00 USD

5814554897	EXSA EXPORT SANAYI MAMULLERI SATIS	Sight	04/20/2004	30,030.00 USD
0096AE00047	TURKEY		05/15/2004	30,030.00 USD

5814554898	INDUSTRIA TESSILE SANESI S.P.A.	Sight	04/20/2004	82,867.50 USD
0097AC00072	ITALIAN REPUBLIC		06/01/2004	82,867.50 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	16 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554899	EXSA EXPORT SANAYI MAMULLERI SATIS	Sight	04/20/2004	15,100.00 USD
0098AC00075	TURKEY		06/05/2004	15,100.00 USD

5814554900	MITSUI CO. LTD.	Sight	04/20/2004	208,500.00 USD
0099AC00035	JAPAN		05/15/2004	208,500.00 USD

5814554902	LAN LUIGI BOGGIO SANPAOLO IMI	Sight	04/20/2004	10,260.00 USD
0100AE00013	ITALIAN REPUBLIC		05/15/2004	10,260.00 USD

5814554903	FAB MILL INC.	Sight	04/23/2004	36,141.50 USD
0101KU00065	UNITED STATES OF AMERICA		06/04/2004	36,141.50 USD

5814554904	PIONEER STREAM LTD..	Sight	04/23/2004	19,757.50 USD
0102KU00072	TAIWAN, PROVINCE OF ROC		05/20/2004	19,757.50 USD

5814554905	SHANGHAI AVIATION I/E CO, LTD	Sight	04/23/2004	42,412.60 USD
0103KU00096	PEOPLE’S REPUBLIC OF CHINA		05/20/2004	42,412.60 USD

5814554906	SHANGHAI AVIATION I/E CO, LTD	Sight	04/23/2004	10,556.00 USD
0104KU00021	PEOPLE’S REPUBLIC OF CHINA		05/20/2004	10,556.00 USD

5814554907	FUTURE FABRICS INT’L INC.	Sight	04/23/2004	11,466.50 USD
0105KU00085	UNITED STATES OF AMERICA		05/20/2004	11,466.50 USD

5814554908	FUTURE FABRICS INT’L INC.	Sight	04/23/2004	59,728.75 USD
0106KU00071	UNITED STATES OF AMERICA		05/20/2004	59,728.75 USD

5814554909	LANIFICIO FALIERO SARTI/FIGLI SPA	Sight	04/23/2004	23,897.25 USD
0107AE00006	ITALIAN REPUBLIC		05/15/2004	23,897.25 USD

5814554910	TEXTILE IMPORTS LLC	Sight	04/27/2004	124,215.00 USD
0108AC00077	UNITED STATES OF AMERICA		05/25/2004	124,215.00 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	17 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number Customer Name	949148 KASPER ASL LTD	Branch Code Branch Name	712 HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554911	DIVISIONE MODA	Sight	04/27/2004	39,120.90 USD
0109AE00038	ITALIAN REPUBLIC		05/20/2004	39,120.90 USD

5814554912	LANIFICIO TEXCO S.P.A.	Sight	04/27/2004	194,862.50 USD
0110AE00021	ITALIAN REPUBLIC		06/12/2004	194,862.50 USD

5814554913	ALTINYILDIZ CORP.	Sight	04/27/2004	21,022.00 USD
0111AC00032	UNITED STATES OF AMERICA		05/15/2004	21,022.00 USD

5814554914	INDUSTRIA TESSILE SANESI S.P.A.	Sight	04/27/2004	52,260.00 USD
0112AC00071	ITALIAN REPUBLIC		05/22/2004	52,260.00 USD

5814554915	LANIFICIO GIOVANNI MAGNI SPA	Sight	04/27/2004	32,917.50 USD
0113AC00073	ITALIAN REPUBLIC		05/22/2004	32,917.50 USD

5814554916	ALTINYILDIZ CORP.	Sight	04/27/2004	12,682.00 USD
0114AC00029	UNITED STATES OF AMERICA		05/15/2004	12,682.00 USD

5814554917	ALTINYILDIZ CORP.	Sight	04/27/2004	65,056.00 USD
0115AC00066	UNITED STATES OF AMERICA		06/04/2004	65,056.00 USD

5814554918	MITSUI CO. LTD.	Sight	04/27/2004	68,130.00 USD
0116AC00067	JAPAN		06/14/2004	68,130.00 USD

5814554919	MITSUI CO. LTD.	Sight	04/27/2004	34,065.00 USD
0117AC00083	JAPAN		06/20/2004	34,065.00 USD

5814554920	MITSUI CO. LTD.	Sight	04/27/2004	3,735.00 USD
0118AC00068	JAPAN		06/14/2004	3,735.00 USD

5814554921	TEXTILE IMPORTS LLC	Sight	04/27/2004	9,200.00 USD
0119AC00078	UNITED STATES OF AMERICA		06/19/2004	9,200.00 USD

5814554922	GEO MUCK CO., LTD.	Sight	04/27/2004	1,860.00 USD
0120AC00100	REPUBLIC OF KOREA		06/04/2004	1,860.00 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	18 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number Customer Name	949148 KASPER ASL LTD	Branch Code Branch Name	712 HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554923	SILVER BELL CO., LTD.	Sight	04/27/2004	42,742.50 USD
0121EK00026	REPUBLIC OF KOREA		05/15/2004	42,742.50 USD

5814554924	PROSPERITY SILK CO LTD	Sight	04/27/2004	19,932.50 USD
0122EK00033	HONG KONG		05/30/2004	19,932.50 USD

5814554925	LANIFICIO FEDORA S.P.A	Sight	04/27/2004	48,450.00 USD
0123AE00010	ITALIAN REPUBLIC		05/22/2004	48,450.00 USD

5814554926	YAGI TSUSHO LTD	Sight	04/27/2004	45,120.00 USD
012410583	JAPAN		05/15/2004	45,120.00 USD

5814554927	FUTURE FABRICS INT’L INC.	Sight	04/27/2004	36,180.00 USD
0125AY00026	UNITED STATES OF AMERICA		05/25/2004	36,180.00 USD

5814554928	TRISTATE TRADING LIMITED	Sight	04/27/2004	252,456.77 USD
0126SG-5	MACAU		06/07/2004	252,456.77 USD

5814554929	TRISTATE TRADING LIMITED	Sight	04/27/2004	11,837.72 USD
0127SG-6	MACAU		05/31/2004	11,837.72 USD

5814554930	YEE TUNG GARMENT COMPANY LTD.	Sight	04/27/2004	216,000.00 USD
0128JG4307	HONG KONG		06/15/2004	216,000.00 USD

5814554931	EVRIM GIYIM SANAYI VE TIC A.S.	Sight	04/27/2004	107,965.00 USD
0129BLANKET	TURKEY		08/07/2004	107,965.00 USD

5814554932	EVRIM GIYIM SANAYI VE TIC A.S.	Sight	04/27/2004	59,475.00 USD
0130BLANKET	TURKEY		08/07/2004	59,475.00 USD

5814554933	SHANGHAI AVIATION I/E CO, LTD	Sight	04/29/2004	18,699.20 USD
0131KU00074	PEOPLE’S REPUBLIC OF CHINA		06/04/2004	18,699.20 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	19 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554934	VISIONLAND CO., LTD.	Sight	04/29/2004	3,540.00 USD
0132KU00061	REPUBLIC OF KOREA		05/20/2004	3,540.00 USD

5814554935	BONOTTO S.P.A.	Sight	04/29/2004	39,570.00 USD
0133VF00001	ITALIAN REPUBLIC		05/29/2004	39,570.00 USD

5814554936	LAN LUIGI BOGGIO CASERO SRL	Sight	04/29/2004	27,270.00 USD
0134AE00084	ITALIAN REPUBLIC		06/02/2004	27,270.00 USD

5814554937	LANIFICIO NUOVO RIVERA S.P.A.	Sight	04/29/2004	8,809.50 USD
0135AC00062	ITALIAN REPUBLIC		05/30/2004	8,809.50 USD

5814554938	ALTINYILDIZ CORP.	Sight	04/29/2004	28,132.25 USD
0136AC00064	UNITED STATES OF AMERICA		06/04/2004	28,132.25 USD

5814554939	LANIFICIO CAVERNI AND GRAMIGNI SPA	Sight	04/29/2004	23,587.50 USD
0137AC00085	ITALIAN REPUBLIC		06/15/2004	23,587.50 USD

5814554940	WILHELM ZULEEG GMBH	Sight	04/29/2004	175,972.50 USD
0138AC00086	FEDERAL REPUBLIC OF GERMANY		06/24/2004	175,972.50 USD

5814554941	PROSPERITY SILK CO LTD	Sight	04/29/2004	17,584.50 USD
0139EK00008	HONG KONG		06/04/2004	17,584.50 USD

5814554945	HONG KONG ORIENTAL YE YANG INTL LTD	Sight	05/03/2004	7,918.95 USD
0143KFBJO0401	HONG KONG		05/30/2004	7,918.95 USD

5814554947	RNC LEATHER, LLC	Sight	05/03/2004	94,292.00 USD
0145RNC	UNITED STATES OF AMERICA		06/01/2004	94,292.00 USD

5814554948	RNC LEATHER, LLC	Sight	05/03/2004	8,925.00 USD
0146RNC	UNITED STATES OF AMERICA		06/01/2004	8,925.00 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	20 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554949	MITSUI CO. LTD.	Sight	05/03/2004	44,042.00 USD
0147AE00030	JAPAN		06/04/2004	44,042.00 USD

5814554950	ALTINYILDIZ CORP.	Sight	05/03/2004	3,852.00 USD
0148AC00028	UNITED STATES OF AMERICA		05/22/2004	3,852.00 USD

5814554951	INDUSTRIA TESSILE SANESI S.P.A.	Sight	05/03/2004	52,260.00 USD
0149AC00071	ITALIAN REPUBLIC		06/01/2004	52,260.00 USD

5814554952	ALTINYILDIZ CORP.	Sight	05/03/2004	44,569.50 USD
0150AC00063	UNITED STATES OF AMERICA		06/04/2004	44,569.50 USD

5814554953	TEXTILE IMPORTS LLC	Sight	05/03/2004	24,337.50 USD
0151AC00074	UNITED STATES OF AMERICA		06/18/2004	24,337.50 USD

5814554954	JINSE CO., LTD.	Sight	05/03/2004	500,000.00 USD
0152BLANKET	REPUBLIC OF KOREA		11/20/2004	500,000.00 USD

5814554955	JINSE CO., LTD.	Sight	05/03/2004	500,000.00 USD
0153BLANKET	REPUBLIC OF KOREA		11/20/2004	500,000.00 USD

5814554956	JINSE CO., LTD.	Sight	05/03/2004	500,000.00 USD
0154BLANKET	REPUBLIC OF KOREA		11/20/2004	500,000.00 USD

5814554957	JINSE CO., LTD.	Sight	05/03/2004	500,000.00 USD
0155BLANKET	REPUBLIC OF KOREA		11/20/2004	500,000.00 USD

5814554958	JINSE CO., LTD.	Sight	05/03/2004	500,000.00 USD
0156BLANKET	REPUBLIC OF KOREA		11/20/2004	500,000.00 USD

5814554959	JINSE CO., LTD.	Sight	05/03/2004	500,000.00 USD
0157BLANKET	REPUBLIC OF KOREA		11/20/2004	500,000.00 USD

5814554960	JINSE CO., LTD.	Sight	05/03/2004	500,000.00 USD
0158BLANKET	REPUBLIC OF KOREA		11/20/2004	500,000.00 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	21 of 22

Outstanding Import Letters of Credit by Citibank LC Reference

Customer Base Number	949148	Branch Code	712
Customer Name	KASPER ASL LTD	Branch Name	HONG KONG CITIBANK

Citibank LC Reference	Exporter Name	Tenor Type	Issuance Date	Original Amount
Importer LC Reference	Exporter Country	Tenor Terms	Expiry Date	Outstanding Amount
5814554970	JINSE CO., LTD.	sight	05/03/2004	500,000.00 USD
0168BLANKET	REPUBLIC OF KOREA		11/20/2004	500,000.00 USD

5814554971	JINSE CO., LTD.	sight	05/03/2004	500,000.00 USD
0169BLANKET	REPUBLIC OF KOREA		11/20/2004	500,000.00 USD

Count for 949148		236

Total Number of Transactions		236

Total Outstanding Amount For			USD	43,092,284.64 USD

Report Date 05/03/2004 08:34:24 (EDT)	DAILY OUTSTANDING	22 of 22

Import L/C — Outstanding: by Bank Reference	03 May 2004
JONES APPAREL GROUP-NINEWEST	7:55 AM

						Foreign Currency
Fleet Reference	Jones Apparel Ref	Beneficiary Name	Currency Code	Issue Date	Expiry Date	Outstanding Amount	Outstanding Amount
01387001	0028GV	ALNAHR ALKHALID INT CO	USD	26 Jan 2004	18 May 2004	0.00	219,972.88
01387002	0029GV	ALNAHR ALKHALID INT CO	USD	23 Jan 2004	30 Jul 2004	0.00	1,272,752.89
01387004	0031GV	DEFIANCE TRADING LLC	USD	23 Jan 2004	26 Apr 2004	0.00	301,722.12
01387025	00161205GV	MAVITEX	USD	30 Dec 2003	22 Jun 2004	0.00	742,182.85
01387038	0009ME622	SJ JERSEY ECUATORIANO C.A.	USD	09 Jan 2004	09 Apr 2004	0.00	102,047.06
01387040	0011ME624	M/S MAHABIR GARMENT INDUSTRIES	USD	09 Jan 2004	10 Apr 2004	0.00	7,740.61
01387041	0012ME625	JAY JAGADAMBA FASHION INDUSTRIES	USD	08 Jan 2004	20 Apr 2004	0.00	4,277.98
01387044	0015GV	MRC NAIROBI EPZ LTD	USD	14 Jan 2004	13 Jul 2004	0.00	1,647,320.72
01387046	0017ME628	OZSPRINT SPOR MALZIMALAT	USD	16 Jan 2004	14 Apr 2004	0.00	230,730.70
01387047	0018ME629	BAC TEKSTIL SAN VE TIC. LTD STI	USD	16 Jan 2004	15 May 2004	0.00	126,100.00
01387048	0019ME630	NIHSER TEKSTIL ITHALAT IHRACAT SAN	USD	16 Jan 2004	25 Apr 2004	0.00	148,073.00
01387049	0020ME631	TRAKYA TEKSTIL VE GIYIM	USD	16 Jan 2004	14 Apr 2004	0.00	194,670.11
01387050	0021ME632	POLARIS TEKSTIL SAN VE TIC AS	USD	16 Jan 2004	17 Apr 2004	0.00	90,712.36
01387052	0023ME634	WALDFORD HOLDINGS	USD	16 Jan 2004	05 Apr 2004	0.00	1,056.92
01387055	0026GV	GULF BARAKA APPAREL W.L.L.	USD	20 Jan 2004	30 Mar 2004	0.00	124,699.62
01387061	0042ME638	ULUDAG TEKSTIL KONFEKSIYON GIYIM	USD	28 Jan 2004	15 May 2004	0.00	162,117.99
01387063	GV0044	MEDITERRANEAN RESOURCES APPAREL	USD	06 Feb 2004	15 Jul 2004	0.00	2,058,821.09
01387064	GV0045	RISING SUN KENYA (EPZ) LTD	USD	13 Feb 2004	16 Mar 2004	0.00	86,237.49
01387065	GV0046	MONITEX	USD	06 Feb 2004	05 Jul 2004	0.00	544,065.22
01387073	ME6450055	M/S MAHABIR GARMENT INDUSTRIES	USD	06 Feb 2004	31 May 2004	0.00	207,849.59
01387074	ME6460056	SJ JERSEY ECUATORIANO C.A.	USD	06 Feb 2004	21 May 2004	0.00	79,857.50
01387078	GV0060	HITECH TEXTILE LLC	USD	11 Feb 2004	15 Jul 2004	0.00	1,917,576.87
01387079	GV0061	WING TAI ENTERPRISES LIMITED	USD	11 Feb 2004	04 Aug 2004	0.00	389,932.30
01387080	GV0062	RISING SUN KENYA (EPZ) LTD	USD	11 Feb 2004	29 Jun 2004	0.00	859,397.11
01387081	GV0063	GULF BARAKA APPAREL W.L.L.	USD	11 Feb 2004	15 Jun 2004	0.00	838,784.43
01387082	GV0064	MRC NAIROBI EPZ LTD	USD	11 Feb 2004	16 May 2004	0.00	684,181.89
01387084	GV0066	MEDITERRANEAN RESOURCES APPAREL	USD	11 Feb 2004	10 Jul 2004	0.00	1,379,016.82
01387085	GV0067	PETRA APPAREL	USD	11 Feb 2004	14 Jul 2004	0.00	2,245,224.78
01387086	ME6440054	JAY JAGADAMBA FASHION INDUSTRIES	USD	13 Feb 2004	31 May 2004	0.00	178,922.70
01387087	GV0068	MONITEX	USD	13 Feb 2004	26 Apr 2004	0.00	29,885.10
01387088	GV0069	SERVITEJO SA	USD	18 Feb 2004	18 May 2004	0.00	169,037.40
01387090	GV0071	PRESTIGE APPAREL MFG CO.	USD	23 Feb 2004	05 Jul 2004	0.00	1,428,900.76
01387099	GV0080	GULF BARAKA APPAREL W.L.L.	USD	24 Feb 2004	22 Jun 2004	0.00	649,597.58
1387003	0030GV	SOUTH ORIENT (PVT) LTD.	USD	26 Jan 2004	27 Apr 2004	0.00	78,029.18
1387005	0032GV	ORIT APPARELS PVT LTD.	USD	27 Jan 2004	02 Jun 2004	0.00	880,405.50
1387011	00011201GV	SOUTH ORIENT (PVT) LTD.	USD	09 Dec 2003	27 Apr 2004	0.00	31,727.62
1387012	00021201GV	UNION APPARELS (PVT) LTD.	USD	09 Dec 2003	20 Apr 2004	0.00	173,689.35

Page 1 of 5	ImpBalBk.rpt

Import L/C — Outstanding: by Bank Reference	03 May 2004
JONES APPAREL GROUP-NINEWEST	7:55 AM

						Foreign Currency
Fleet Reference	Jones Apparel Ref	Beneficiary Name	Currency Code	Issue Date	Expiry Date	Outstanding Amount	Outstanding Amount
1387013	00031201GV	KANE APPARELS (PVT) LTD.	USD	09 Dec 2003	27 Apr 2004	0.00	127,202.23
1387014	00041201GV	MAGNUM GARMENTS LTD.	USD	10 Dec 2003	20 Apr 2004	0.00	12,168.06
1387015	00051202GV	FX GROUP INTERNATIONAL LIMITED	USD	09 Dec 2003	22 Apr 2004	0.00	"348,256.80
1387017	00071203GV	STERLING APPARELS LTD.	USD	09 Dec 2003	24 Jul 2004	0.00	1,163,929.12
1387022	00131205GV	SAYTAZ INTERNATIONAL	USD	09 Dec 2003	12 May 2004	0.00	582,364.63
1387024	00151205GV	DEFIANCE TRADING LLC	USD	24 Dec 2003	28 Jun 2004	0.00	2,149,528.97
1387031	0002ME615	MONTROSE MARKETING LTD.	USD	14 Jan 2004	14 Apr 2004	0.00	126,344.19
1387032	0003ME616	PRATTISON GARMENT LIMITED	USD	14 Jan 2004	19 Apr 2004	0.00	36,803.83
1387033	0004ME617	M/S EXEMPLARY COMPANY LTD.	USD	14 Jan 2004	21 Apr 2004	0.00	39,456.42
1387034	0005ME618	KUK RIM LIMITED	USD	14 Jan 2004	14 May 2004	0.00	490,921.67
1387036	0007ME620	KISH EXPORTS LIMITED	USD	14 Jan 2004	14 Apr 2004	0.00	66.26
1387045	0016GV	ORIT APPARELS PVT LTD.	USD	16 Jan 2004	04 May 2004	0.00	487,062.22
1387060	0041ME637	YAW CHING ENTERPRISE CO. LTD.	USD	29 Jan 2004	14 Apr 2004	0.00	23,500.00
1387062	ME6390043	SAMHAN CAMBODIA FABRIC CO., LTD.	USD	09 Feb 2004	21 May 2004	0.00	576,905.00
1387066	GV0047	ORIT APPARELS PVT LTD.	USD	06 Feb 2004	29 Jun 2004	0.00	1,128,061.11
1387067	GV0048	MAGNAUM GARMENTS LTD.	USD	10 Feb 2004	14 Apr 2004	0.00	61,460.03
1387068	GV0049	ORIT APPARELS PVT LTD.	USD	06 Feb 2004	20 Jul 2004	0.00	1,176,312.70
1387069	ME6400050	P.T. PAN RAMA VISTA GARMENT	USD	09 Feb 2004	20 Apr 2004	0.00	33,785.50
1387070	ME6410051	MONTROSE MARKETING LTD.	USD	06 Feb 2004	15 May 2004	0.00	120,808.63
1387071	ME6420052	KUK RIM LIMITED	USD	06 Feb 2004	21 May 2004	0.00	537,027.04
1387072	ME6430053	PRATTISON GARMENT LIMITED	USD	13 Feb 2004	17 May 2004	0.00	165,063.77
1387075	ME6470057	LEADING MANUFACTURER PTE LTD	USD	06 Feb 2004	21 May 2004	0.00	474,813.30
1387076	ME6480058	DAE GU APPAREL CORPORATION	USD	11 Feb 2004	16 May 2004	0.00	95,325.00
1387083	GV0065	ORIT APPARELS PVT LTD.	USD	11 Feb 2004	22 Jul 2004	0.00	6,744,924.24
1387089	GV0070	REALTY TEXTILE CO., LTD.	USD	19 Feb 2004	14 Apr 2004	0.00	261,515.13
1387091	ME6490072	INJAE TRADING	USD	23 Feb 2004	06 May 2004	0.00	53,200.00
1387092	ME6500073	EASTERN FORIA CORPORATION	USD	23 Feb 2004	20 Apr 2004	0.00	12,652.50
1387093	ME6510074	VICKA LIMITED	USD	23 Feb 2004	10 May 2004	0.00	16,452.61
1387094	ME6520075	JRB HOWARD INTERNATIONAL CO. LTD.	USD	24 Feb 2004	21 May 2004	0.00	47,720.15
1387095	ME6530076	YAW CHING ENTERPRISE CO. LTD.	USD	23 Feb 2004	21 May 2004	0.00	40,647.75
1387096	GV0077	KANE APPARELS (PVT) LTD.	USD	25 Feb 2004	13 Jul 2004	0.00	379,053.42
1387097	GV0078	KATUNAYAKE GARMENTS LTD	USD	24 Feb 2004	15 Jun 2004	0.00	45,735.90
1387098	GV0079	UNION APPARELS (PVT) LTD.	USD	24 Feb 2004	09 Jun 2004	0.00	156,089.59
1387100	ME6540081	KISH EXPORTS LIMITED	USD	24 Feb 2004	19 May 2004	0.00	73,546.88
1387102	ME6560083	CHANDER CREATIONS	USD	24 Feb 2004	10 May 2004	0.00	22,320.00
64035901	GV0084	UNION APPARELS (PVT) LTD.	USD	26 Feb 2004	27 Apr 2004	0.00	108,657.55
64035902	GV0085	MAGNUM GARMENTS LTD.	USD	26 Feb 2004	25 May 2004	0.00	211,419.98

Page 2 of 5	ImpBalBk.rpt

Import L/C — Outstanding: by Bank Reference	03 May 2004
JONES APPAREL GROUP-NINEWEST	7:55 AM

			Currency	Issue	Expiry	Foreign Currency
Fleet Reference	Jones Apparel Ref	Beneficiary Name	Code	Date	Date	Outstanding Amount	Outstanding Amount
64035903	ME6570086	ULUDAG TEKSTIL KONFEKSIYON GIYIM	USD	03 Mar 2004	15 May 2004	0.00	551,884.92
64035904	ME6580087	EVRO MIR OOD	USD	03 Mar 2004	21 May 2004	0.00	161,870.00
64035905	ME6590088	ULUDAG TEKSTIL KONFEKSIYON GIYIM	USD	03 Mar 2004	17 Apr 2004	0.00	369,085.37
64035906	ME6610089	TRAKYA TEKSTIL VE GIYIM	USD	03 Mar 2004	15 May 2004	0.00	467,056.85
64035907	GV0090	ANANTA FASHION LTD.	USD	05 Mar 2004	30 Jul 2004	0.00	468,586.79
64035908	GV0091	ORIT APPARELS PVT LTD.	USD	05 Mar 2004	20 Jul 2004	0.00	202,179.26
64035909	ME6600092	M/S EXEMPLARY COMPANY LTD.	USD	05 Mar 2004	20 Jun 2004	0.00	243,283.00
64035910	ME6620093	MONTROSE MARKETING LTD.	USD	05 Mar 2004	14 Jun 2004	0.00	212,043.72
64035911	ME6630094	UNITEX FASHIONS (INDIA) PVT LTD	USD	05 Mar 2004	14 Jun 2004	0.00	162,163.56
64035912	ME6640095	LEADING MANUFACTURER PTE LTD	USD	05 Mar 2004	21 Jun 2004	0.00	703,025.10
64035913	ME6650096	SAMHAN CAMBODIA FABRIC CO., LTD.	USD	08 Mar 2004	30 May 2004	0.00	477,288.76
64035914	ME6660097	SJ JERSEY ECUATORIANO C.A.	USD	08 Mar 2004	12 Jun 2004	0.00	15,719.58
64035915	ME6670098	KUK RIM LIMITED	USD	05 Mar 2004	20 Jun 2004	0.00	4,454,599.96
64035916	ME6680099	SHANTOU SEZ LIANXING WEAVING CO.	USD	11 Mar 2004	20 Jun 2004	0.00	501,814.00
64035917	GV0100	MRC NAIROBI EPZ LTD	USD	11 Mar 2004	11 Aug 2004	0.00	1,189,266.88
64035918	GV0101	FX GROUP INTERNATIONAL LIMITED	USD	12 Mar 2004	15 Aug 2004	0.00	2,231,600.37
64035919	GV0102	REALTY TEXTILE CO., LTD.	USD	11 Mar 2004	15 May 2004	0.00	593,448.14
64035920	GV0103	ORIT APPARELS PVT LTD.	USD	11 Mar 2004	27 Jul 2004	0.00	476,315.75
64035921	GV0104	HITECH TEXTILE LLC	USD	17 Mar 2004	15 Jul 2004	0.00	1,340,225.69
64035922	GV0105	DEFIANCE TRADING LLC	USD	17 Mar 2004	24 Jun 2004	0.00	2,283,961.94
64035923	GV0106	KANE APPARELS (PVT) LTD.	USD	17 Mar 2004	05 Jul 2004	0.00	628,305.03
64035924	GV0107	UNION APPARELS (PVT) LTD.	USD	18 Mar 2004	05 Jul 2004	0.00	983,992.66
64035925	GV0108	MAGNUM GARMENTS LTD.	USD	17 Mar 2004	05 Jul 2004	0.00	439,192.60
64035926	GV0109	MEGA DIS TICARET LTD STIL	USD	22 Mar 2004	30 Apr 2004	0.00	47,880.00
64035927	GV0110	KATUNAYAKE GARMENTS LTD	USD	22 Mar 2004	06 Jul 2004	0.00	366,237.22
64035928	GV0111	MRC NAIROBI EPZ LTD	USD	22 Mar 2004	13 Jul 2004	0.00	1,480,024.97
64035929	ME6690112	CHANGCHUN QIYA GARMENT CO. LTD	USD	22 Mar 2004	20 Jun 2004	0.00	44,125.00
64035930	ME6700113	NANJING TEXTILES IMPORT AND EXPORT	USD	22 Mar 2004	21 Jun 2004	0.00	203,100.00
64035931	ME6170114	EVA SWEATER LIMITED	USD	22 Mar 2004	05 Jun 2004	0.00	135,610.23
64035932	ME6720115	NIHSER TEKSTIL ITHALAT IHRACAT SAN	USD	22 Mar 2004	15 May 2004	0.00	138,921.00
64035933	ME6740117	S.P.A.R.K.	USD	23 Mar 2004	20 Apr 2004	0.00	15,063.90
64035934	ME6750118	OZSPRINT SPOR MALZ IMALAT	USD	22 Mar 2004	30 Apr 2004	0.00	137,447.00
64035935	GV0119	SERVITEJO SA	USD	22 Mar 2004	05 May 2004	0.00	108,906.00
64035936	ME6730016	MUDANJIANG TIANYE IMPORT AND	USD	24 Mar 2004	20 Jun 2004	0.00	95,262.50
64035937	GV0120	DEFIANCE TRADING LLC	USD	26 Mar 2004	21 Jun 2004	0.00	445,319.29
64035938	GV0121	DEFIANCE TRADING LLC	USD	26 Mar 2004	25 May 2004	0.00	99,939.53
64035939	GV0122	DEFIANCE TRADING LLC	USD	26 Mar 2004	04 Jun 2004	0.00	585,734.48

Page 3 of 5	ImpBalBk.rpt

Import L/C - Outstanding: by Bank Reference	03 May 2004
JONES APPAREL GROUP-NINEWEST	7:55 AM

						Foreign Currency
			Currency	Issue	Expiry	Outstanding
Fleet Reference	Jones Apparel Ref	Beneficiary Name	Code	Date	Date	Amount	Outstanding Amount
64035940	GV0123	DEFIANCE TRADING LLC	USD	26 Mar 2004	13 Jul 2004	0.00	1,716,305.10
64035941	GV0124	SUNTEX INTEGRATED INC.	USD	26 Mar 2004	14 Jun 2004	0.00	704,876.63
64035942	GV0125	MANUFACTURAS TEXTILES IMATEX LTDA	USD	26 Mar 2004	20 Jun 2004	0.00	287,242,20
64035943	ME6760126	M/S UNICON INTERNATIONAL PVT LTD	USD	26 Mar 2004	14 Jun 2004	0.00	80,250.00
64035944	0127ME677	EVER PROSPER BUSINESS CO. LTD	USD	26 Mar 2004	20 Jun 2004	0.00	140,574.40
64035945	ME6780128	YAW CHING ENTERPRISE CO. LTD.	USD	26 Mar 2004	05 Jun 2004	0.00	204,864.10
64035946	ME6790129	KUK RIM LIMITED	USD	26 Mar 2004	21 Jul 2004	0.00	2,885,341.76
64035947	ME6800130	DAE GU APPAREL CORPORATION	USD	29 Mar 2004	21 Jul 2004	0.00	483,655.57
64035948	ME6810131	SHANTOU SEZ LIANXING WEAVING CO.	USD	29 Mar 2004	21 Jul 2004	0.00	289,849.50
64035949	ME6820132	SAMHAN CAMBODIA FABRIC CO., LTD.	USD	29 Mar 2004	06 Jul 2004	0.00	39,337.50
64035950	ME6830133	PT. DAEYU POLEKO INDONESIA	USD	29 Mar 2004	06 Jul 2004	0.00	92,925.00
64035951	ME6840134	LIAONING CHENG DA ENTERPRISES CO.	USD	29 Mar 2004	21 Jul 2004	0.00	154,846.25
64035952	ME6850138	XINRUN KNITTING CO. LTD	USD	30 Mar 2004	19 Jul 2004	0.00	165,918.79
64035953	ME6860139	ULUDAG TEKSTIL KONFEKSIYON GIYIM	USD	02 Apr 2004	30 May 2004	0.00	89,444.00
64035954	GV0140	MUSTAFA AND KAMAL ASHRAF TRADING	USD	09 Apr 2004	30 Jun 2004	0.00	218,920.32
64035955	GV0141	CONFECCIONES TEXTILES EL AGUILA	USD	09 Apr 2004	25 Jun 2004	0.00	95,388.30
64035956	ME6870142	M/S EXEMPLARY COMPANY LTD.	USD	13 Apr 2004	06 Jul 2004	0.00	373,115.22
64035957	ME6880143	MONTROSE MARKETING LTD.	USD	13 Apr 2004	15 Jul 2004	0.00	96,812.78
64035958	ME6900144	ORIENT CRAFT LIMITED	USD	13 Apr 2004	20 Jun 2004	0.00	109,915.39
64035959	ME6910145	EVER PROSPER BUSINESS CO. LTD	USD	14 Apr 2004	01 Jul 2004	0.00	123,583.93
64035960	ME6920146	M/S UNICON INTERNATIONAL PVT LTD	USD	09 Apr 2004	15 Jul 2004	0.00	241,021.50
64035961	ME6930147	LEADING MANUFACTURER PTE LTD	USD	13 Apr 2004	21 Jul 2004	0.00	109,900.00
64035962	ME6940148	INJAE TRADING	USD	14 Apr 2004	15 Jul 2004	0.00	130,474.81
64035963	ME6890149	NANJING TEXTILES IMPORT AND EXPORT	USD	15 Apr 2004	21 Jul 2004	0.00	175,293.00
64035964	GV0150	KANE APPARELS (PVT) LTD.	USD	16 Apr 2004	05 Jul 2004	0.00	44,672.59
64035965	GV0151	DEFIANCE TRADING LLC	USD	15 Apr 2004	23 Jun 2004	0.00	249,682.25
64035966	0152GV	DEFIANCE TRADING LLC	USD	15 Apr 2004	11 Jun 2004	0.00	484,506.26
64035967	GV0153	ORIT APPARELS PVT LTD.	USD	15 Apr 2004	10 Aug 2004	0.00	270,893.10
64035968	GV0154	UNION APPARELS (PVT) LTD.	USD	15 Apr 2004	11 Aug 2004	0.00	827,056.28
64035969	GV0155	KATUNAYAKE GARMENTS LTD	USD	15 Apr 2004	11 Aug 2004	0.00	266,425.32
64035970	GV0156	MAGNUM GARMENTS LTD.	USD	15 Apr 2004	11 Aug 2004	0.00	298,226.41
64035971	GV0157	ORIT APPARELS PVT LTD.	USD	15 Apr 2004	11 Aug 2004	0.00	4,727,309.69
64035972	GV0159	ORIT APPARELS PVT LTD.	USD	16 Apr 2004	05 Sep 2004	0.00	230,958.12
64035973	GV00159	KANE APPARELS (PVT) LTD.	USD	16 Apr 2004	11 Aug 2004	0.00	152,588.10
64035974	GV0160	ALNAHR ALKHALID INT CO	USD	23 Apr 2004	09 Jul 2004	0.00	1,326,603.76
64035975	ME6950161	SUN TAY LON CO. LTD	USD	23 Apr 2004	21 Jul 2004	0.00	61,400.00
64035976	ME6960162	THOUSAND LANE LTD.	USD	23 Apr 2004	21 Jul 2004	0.00	74,500.00

Page 4 of 5	ImpBalBk.rpt

Import L/C — Outstanding: by Bank Reference	03 May 2004
JONES APPAREL GROUPS — NINEWEST	7:55 AM

						Foreign Currency
Fleet Reference	Jones Apparel Ref	Beneficiary Name	Currency Code	Issue Date	Expiry Date	Outstanding Amount	Outstanding Amount
64035977	ME6970163	YAW CHING ENTERPRISE CO. LTD.	USD	23 Apr 2004	14 Jul 2004	0.00	56,250.00
64035978	ME6980164	JRB HOWARD INTERNATIONAL CO. LTD.	USD	23 Apr 2004	21 Jul 2004	0.00	270,490.00
64035979	ME6990165	ULUDAG TEKSTIL KONFEKSIYON GIYIM	USD	23 Apr 2004	30 Jun 2004	0.00	97,315.00
64035980	ME7000166	OZSPRINT SPOR MALZ IMALAT	USD	23 Apr 2004	30 Jun 2004	0.00	137,447.00
64035981	ME7010167	J/V SHAYHONTOHUR TEKSTIL	USD	29 Apr 2004	05 Jul 2004	0.00	487,776.59
64035982	GV0168	GULF BARAKA APPAREL W.L.L.	USD	29 Apr 2004	25 May 2004	0.00	286,761.83
64035983	GV0169	GULF BARAKA APPAREL W.L.L.	USD	29 Apr 2004	29 Jun 2004	0.00	764,425.33

						Grand Total:	81,604,045.00
Selection Criteria:

Page 5 of 5	ImpBalBk.rpt

Subsidiaries and Capitalization	Schedule 7.1(b)

	State/Country			Shares Issued and
Name of Corporation	of Incorporation	Type of Shares	Shares Authorized	Outstanding
Anne Klein ULC	Canada	Common	100,000	1
Apparel Testing Services, Inc.	New Jersey	Common	1,000	100
Asia Expert Limited	Hong Kong	HK$	500,000	100
Camisas de Juarez, S.A. de C.V.	Mexico	Series A	2,000	2,000
		Series B	35,411,970	35,411,970

CNC West Division Mexico, S.A. de C.V. (in liquidation)	Mexico	Common	50,000	49,999
Exportex de Mexico, S.A. de C.V.	Mexico	Common	1,000	1,000
Greater Durango, S. de R.L. de C.V.	Mexico	Common	3,000	3,000
Import Technology of Texas, Inc.	Texas	Common	500,000	1,000
JAG Management Services, Inc.	Delaware	Common	200	60
Jones Apparel Group Canada Inc.	Canada	Common	Unlimited	6,010,907
Jones Apparel Group Holdings, Inc.	Delaware	Common	1,000	1,000
Jones Apparel Group, Inc.	Pennsylvania	Common	201,000,000	126,068,631	/*
Jones Apparel Group USA, Inc.	Pennsylvania	Common	1,000	1,000
Jones Apparel of Texas, Ltd. (Partnership)	Texas
.5% is owned by Import Technology of Texas, Inc. and 99.5% is owned by Sun Apparel, Inc.
Jones Factor Company	Delaware	Common	1,000	1,000
Jones International Limited	Hong Kong	Common	100	100
Jones Investment Co., Inc.	Delaware	Common	200	100
Jones Management Service Company	Delaware	Common	1,000	1,000
Jones Retail Corporation	New Jersey	Common	1,000	100
Kasper, Ltd.	Delaware	Common	1,000	100
Kasper Canada ULC	Canada	Common	100,000	100
Kasper Europe, Ltd.	Delaware	Common	1,500	100
Kasper Holdings, Inc.	Delaware	Common	1,000	100
Kasper Partnership, G.P.	Canada	Common	100	100
Maquilas Pami, S.A. de C.V.	Mexico	Common	100	100
Manufacturera Sun Apparel, S. de R.L. de C.V.	Mexico	Common	3,000	3,000
McNaughton Apparel Group Inc.	Delaware	Common	1,000	1,000
Nine West Accessories (HK) Limited	Hong Kong	Ordinary	10,000	2
Nine West Canada Corporation (in liquidation)	Canada	Common	Unlimited	1
Nine West Development Corporation	Delaware	Common	3,000	1,000
Nine West Footwear Corporation	Delaware	Common	3,000	1,000
Nine West Group Italy S.r.l. (in liquidation)	Italy	Ordinary	20,000,000	20,000
Nine West Melbourne Pty. Ltd.	Australia	Ordinary	100,000	100
Nine West Serviços de Assessoria de Compras Ltda. (in liquidation)	Brazil	Reais	R514.430,00reais	R514.430,00reais
Norton McNaughton of Squire, Inc.	New York	Common	15,000	10,000
Sun Apparel, Inc.	Delaware	Common	200	200
Victoria + Co International Ltd.	Delaware	Common	1,000	1,000
Victoria + Co Ltd.	Rhode Island	Common	3,450	3,450

*	This outstanding amount is as of 3/19/04

Schedule 7.1(n)
No Material Adverse Change

Schedule 7.1(p)
JONES APPAREL GROUP, INC.
SCHEDULE OF DEBT
AS OF MAY 1, 2004

	Interest Rate	Balance at 5/01
Jones Apparel Group USA, Inc.

Bank of America
(Tennessee warehouses)	Various	$1,666,666

Capital Leases
Computer Equipment	Various	$15,859,289

7.50% Senior Notes due 2004	7.50%	$174,963,353
7.875% Senior Notes due 2006	7.875%	$224,338,122

Nine West Group, Inc.

8.375% Series B Senior Notes due 2005	8.375%	$129,525,228

Capital Leases
Equipment	Various	$283,175

Jones Retail Corporation

Capital Leases
Equipment	Various	$1,690,903

McNaughton

Capital Lease
(Virginia warehouse)	7.20%	$24,935,881

Jones Management Service

Capital Leases
Equipment	Various	$3,353,934

Jones International Limited

Capital Leases
Equipment	Various	$54,601

JONES APPAREL GROUP, INC.
SCHEDULE OF INTERCOMPANY DEBT
AS OF MAY 1, 2004

Jones Apparel Group USA, Inc.
Due to Jones Canada	$13,487,093
Due to Kasper	5,606,188
Due to Nine West	284,743,102
Due to Jones Apparel of Texas	45,159,927
Due to Jones Investment Company	46,646,722
Due to Apparel Testing Services	555,979

		396,199,011

Nine West Footwear
Due to Jones Apparel of Texas	$402,265
Due to Jones Retail Corporation	235,055,968
Due to Kasper Canada	147,878
Due to Nine West International — Italy	627,571
Due to Nine West Development	21,182,435
Due to Jones Management Service Company	8,586,270
Due to Jones Investment Company	753,074
Due to Jones Apparel Group Holdings	2,117,122

		268,872,583

Jones Apparel of Texas
Due to Jones Apparel Group, Inc.	$13,242,003
Due to Jones Canada	2,994
Due to RL Management, Inc.	1,196,224
Due to Jones Management Service Company	10,058,021
Due to Jones Investment Company	1,304,983
Due to Apparel Testing Services	2,584
Due to Jones International Limited	1,378,943

		27,185,752

Jones Retail Corp.
Due to Jones Apparel Group USA	$249,065,127
Due to Jones Apparel Group, Inc.	791,340
Due to Jones Apparel of Texas	5,801,389
Due to Kasper	27,427,372
Due to Nine West Development	33,747,588
Due to Jones Factor Company	971
Due to Jones Management Service Company	6,326,657
Due to Nine West Footwear	123,602,810
Due to Victoria	843,230

		447,606,484

Jones Apparel Group Canada Inc.
Due to Jones Apparel Group Inc.	$5,445,720

2

Due to Nine West International — Canada	6,051
Due to Jones International Limited	258,522
Due to McNaughton Apparel	7,337
Due to Jones Apparel of Texas	22,553

		5,740,183

Victoria + Co
Due to Jones Investment Company	$4,617,271
Due to Jones Apparel Group, USA	8,536,352
Due to Jones Apparel Group, Inc.	980,803
Due to Jones Apparel of Texas	59,391
Due to Jones Management Service Company	28,542,478
Due to Nine West Footwear	3,659,251
Due to Nine West Development	2,635,955

		49,031,501

McNaughton Apparel Group
Due to Nine West Development	$3,350,765
Due to Jones Management Service Company	11,540,608
Due to Jones Apparel Group USA	155,191,635
Due to Jones Canada	1,249
Due to Jones Apparel of Texas	3,154,660
Due to Victoria	1,760,007
Due to Jones Retail Corporation	6,700,798
Due to Nine West Footwear	44,576
Due to Apparel Testing Services	151,187

		181,895,485

Jones Investment Company Inc.
Due to Kasper	$68,595,994
Due to Lion Licensing, LTD	4,475,687
Due to Jones Retail Corporation	3,665,967
Due to McNaughton Apparel	193,293,236
Due to Jones Apparel Group Holdings	3,597,808

		273,628,692

Jones Apparel Group Holdings, Inc.
Due to Jones Apparel Group USA	$142,981,493
Due to Jones Apparel Group, Inc.	115,762
Due to Jones Factor Company	8
Due to Nine West Development	303,624
Due to Jones Retail Corp	24,545,612

		167,946,499

Jones Management Service Company
Due to Jones Apparel Group USA	$48,000,749
Due to RL Management, Inc.	394,875
Due to Nine West Development	3,712,199
Due to Jones Investment Company	10,521,670
Due to Jones Apparel Group Holdings	254,826
Due to Jones International Limited	700,000

		63,584,319

3

Nine West Development Corp.
Due to Jones Investment Company	$1,338,418
Due to Jones Apparel Group, USA	5,937,554

		7,275,972

Nine West International — Canada
Due to Jones Apparel Group USA	$4,839
Due to Jones Retail Corporation	148,189

		153,028

Nine West International – Hong Kong
Due to Jones Apparel Group USA	$495
Due to Jones Retail Corporation	36,326
Due to Nine West Footwear	364,592

		401,413

Nine West International – Italy
Due to Jones Retail Corporation		298,387

Jones International, Ltd.
Due to Jones Apparel Group USA	$5,354,943
Due to Kasper	539,380
Due to Nine West International – Hong Kong	495

		5,894,818

Jones Factor Company
Due to Jones Management Service Company	$8,663
Due to Nine West Development	3,624

		12,287

Jones Apparel Group, Inc.
Due to Jones Apparel Group, USA	$99,017,477
Due to Kasper	5,225
Due to Nine West Footwear	2,773,146
Due to Norton McNaughton	14,606,557
Due to Jones Management Service Company	40,276

		116,442,621

JAG Management Services
Due to Jones Apparel Group USA	$1,062,225
Due to Jones Apparel Group, Inc.	6,867
Due to Jones Retail Corporation	24,654

		1,093,746

Kasper
Due to Jones Canada	$586
Due to Jones Apparel of Texas	1,267,771
Due to Asia Expert LTD	3,099,433
Due to Nine West Footwear	2,240,806
Due to Norton McNaughton	58,445

4

Due to Jones Management Service Company	1,524,664

		8,191,705

Lion Licensing
Due to Jones Apparel Group USA	$4,986
Due to Kasper	28,705,500
Due to Nine West Development	3,624
Due to Jones Investment Company	4,475,687

		33,189,797

NSC Acquisition Corporation
Due to Jones Apparel Group USA	$305,659
Due to Jones Apparel Group, Inc.	42,100

		347,759

		$2,054,992,042

5

Schedule 7.1(q)
Litigation

Schedule 11.3
Existing Liens
1.
Liens, if any, in respect of certain computer equipment, POS equipment, warehouse equipment, copiers and other office equipment and office furniture used by the Credit Parties and their Subsidiaries which are subject to leases, which Liens, in the aggregate, do not have a Material Adverse Effect.

2.
Liens, if any, in respect of the intellectual property acquired pursuant to the acquisition by Nine West Group Inc. of the footwear business of The United States Shoe Corporation, which Liens, in the aggregate, do not have a Material Adverse Effect.

Schedule 11.4

JONES APPAREL GROUP, INC.
LOANS AND ADVANCES TO CONTRACTORS
AS OF MAY 1, 2004

$0

TOTAL LOANS AND ADVANCES TO CONTRACTORS	$0

Schedule 11.4

JONES APPAREL GROUP, INC.
LOANS AND ADVANCES TO EMPLOYEES
AS OF MAY 1, 2004

SUN APPAREL	$50,222

JONES MANAGEMENT SERVICE COMPANY	$99,700

JONES CANADA	$2,272

TOTAL LOANS AND ADVANCES TO EMPLOYEES	$152,194

Schedule 11.4

JONES APPAREL GROUP, INC.
INVESTMENTS
AS OF MAY 1, 2004

JAG USA	$11,592
JONES INVESTMENT	$3,340,266

TOTAL INVESTMENTS (including overnight deposits)	$3,351,858

EXHIBIT A-1 — FORM OF
REVOLVING CREDIT NOTE
                    $                                                                                  , 200_
                    FOR VALUE RECEIVED, the undersigned JONES APPAREL GROUP USA, INC., a corporation organized under the laws of Pennsylvania, (the “Borrower”), JONES APPAREL GROUP, INC., a corporation organized under the laws of Pennsylvania, JONES APPAREL GROUP HOLDINGS, INC., a corporation organized under the laws of Delaware, KASPER, LTD., a corporation organized under the laws of Delaware, and NINE WEST FOOTWEAR CORPORATION, a corporation organized under the laws of Delaware (collectively, with the Borrower, the “Debtors”), hereby jointly and severally promise to pay to the order of                                          , (the “Lender”), at the place and times provided in the Credit Agreement referred to below, the principal sum of                                          DOLLARS ($                    ) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made to the Borrower by the Lender pursuant to that certain Amended and Restated Five Year Credit Agreement dated as of June 15, 2004 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Jones Apparel Group USA, Inc., the Additional Obligors referred to therein, the Lenders who are or may become a party thereto (collectively, the “Lenders”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent, and Citibank, N.A. and JPMorgan Chase Bank, as Syndication Agents, and Bank of America, N.A., Barclays Bank plc and SunTrust Bank, as Documentation Agents. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
                    The unpaid principal amount of Revolving Credit Loans from time to time outstanding is subject to mandatory repayment from time to time as provided in the Credit Agreement and shall bear interest as provided in Section 5.1 of the Credit Agreement. All payments of principal and interest on Revolving Credit Loans shall be payable in lawful currency of the United States of America in immediately available funds to the account designated in the Credit Agreement.
                    This Revolving Credit Note (the “Revolving Credit Note”) is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Revolving Credit Note and on which such Obligations may be declared to be immediately due and payable.
                    THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.
                    The Debt evidenced by this Revolving Credit Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.
                    The Debtors hereby waive all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this Revolving Credit Note.

                    IN WITNESS WHEREOF, the undersigned have executed this Revolving Credit Note under seal as of the day and year first above written.

JONES APPAREL GROUP USA, INC.
By:
Name:
Title:

JONES APPAREL GROUP, INC.
By:
Name:
Title:

JONES APPAREL GROUP HOLDINGS, INC.
By:
Name:
Title:

KASPER, LTD.,
By:
Name:
Title:

NINE WEST FOOTWEAR CORPORATION
By:
Name:
Title:

2

EXHIBIT A-2 — FORM OF
COMPETITIVE BID
PROMISSORY NOTE

U.S.$	Dated: , 200_
                    FOR VALUE RECEIVED, the undersigned JONES APPAREL GROUP USA, INC., a corporation organized under the laws of Pennsylvania, (the “Borrower”), JONES APPAREL GROUP, INC., a corporation organized under the laws of Pennsylvania, JONES APPAREL GROUP HOLDINGS, INC., a corporation organized under the laws of Delaware, KASPER, LTD., a corporation organized under the laws of Delaware, and NINE WEST FOOTWEAR CORPORATION, a corporation organized under the laws of Delaware (collectively, with the Borrower, the “Debtors”), hereby jointly and severally promise to pay to the order of                     , (the “Lender”), at the place and times provided in that certain Amended and Restated Five Year Credit Agreement dated as of June 15, 2004 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Jones Apparel Group USA, Inc., the Additional Obligors referred to therein, the Lenders who are or may become a party thereto (collectively, the “Lenders”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent, and Citibank, N.A. and JPMorgan Chase Bank, as Syndication Agents, and Bank of America, N.A., Barclays Bank plc and SunTrust Bank, as Documentation Agents (as amended or modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined)), on                     , 200_, the principal amount of [U.S.$                    ] [for a Competitive Bid Loan in an Alternative Currency, list currency and amount of such Loan].
                    The undersigned promise to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full, at the interest rate and payable on the interest payment date or dates provided below:
Interest Rate: ___% per annum (calculated on the basis of a year of ___ days for the actual number of days elapsed) (revise as appropriate for a Floating Rate Loan).
                    Both principal and interest are payable in lawful money of                      to Wachovia Bank, National Association, as administrative agent, for the account of the Lender at its office, at                                          in same day funds.
                    This Promissory Note is one of the Competitive Bid Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.
                    THIS COMPETITIVE BID NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

                    The Debt evidenced by this Competitive Bid Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.
                    The Debtors hereby waive all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this Competitive Bid Note.
                    IN WITNESS WHEREOF, the undersigned have executed this Competitive Bid Note under seal as of the day and year first above written.

JONES APPAREL GROUP USA, INC.
By:
Name:
Title:

JONES APPAREL GROUP, INC.
By:
Name:
Title:

JONES APPAREL GROUP HOLDINGS, INC.
By:
Name:
Title:

KASPER, LTD.
By:
Name:
Title:

NINE WEST FOOTWEAR CORPORATION
By:
Name:
Title:

EXHIBIT B—1 — FORM OF
NOTICE OF REVOLVING CREDIT BORROWING
NOTICE OF REVOLVING CREDIT BORROWING
Dated as of:
Wachovia Bank, National Association,
   as Administrative Agent
One First Union Center, TW-4
301 South College Street
Charlotte, North Carolina 28288-0608
Attention: Syndication Agency Services
Ladies and Gentlemen:
                    This irrevocable Notice of Revolving Credit Borrowing is delivered to you under Section 2.2(a) of the Amended and Restated Five Year Credit Agreement dated as of June 15, 2004 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among JONES APPAREL GROUP USA, INC., a Pennsylvania corporation (the “Borrower”), the Additional Obligors referred to therein, the lenders party thereto (the “Lenders”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent, and Citibank, N.A. and JPMorgan Chase Bank, as Syndication Agents, and Bank of America, N.A., Barclays Bank plc and SunTrust Bank, as Documentation Agents.
                    1. The Borrower hereby requests that the Lenders make a Revolving Credit Loan to the Borrower in the aggregate principal amount of $                    . (Complete with an amount in accordance with Section 2.2(a) of the Credit Agreement.)
                    2. The Borrower hereby requests that such Revolving Credit Loan be made on the following Business Day:                                          . (Complete with a Business Day in accordance with Section 2.2(a) of the Credit Agreement).
                    3. The Borrower hereby requests that the Revolving Credit Loan bear interest at the following interest rate, plus the Applicable Margin, as set forth below:

Termination Date for
		Interest Period	Interest Period (If
Component of Loan	Interest Rate	(LIBOR Rate only)	applicable)
Base Rate or LIBOR
Rate
                    4. The principal Dollar Amount of all Revolving Credit Loans and L/C Obligations outstanding as of the date hereof (including the requested Revolving Credit Loan) does not exceed the maximum Dollar Amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

                    5. The Borrower hereby represents and warrants that the conditions specified in Section 6.3 of the Credit Agreement have been satisfied or waived as of the date hereof.
                    6. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
                    IN WITNESS WHEREOF, the undersigned has executed this Notice of Revolving Credit Borrowing as of the ___day of ___, ___.

JONES APPAREL GROUP USA, INC.
By:
Name:
Title:

2

EXHIBIT B-2 — FORM OF NOTICE OF
COMPETITIVE BID BORROWING
Dated as of:
Wachovia Bank, National Association,
   as Administrative Agent
One First Union Center, TW-4
301 South College Street
Charlotte, North Carolina 28288-0608
Attention: Syndication Agency Services
Ladies and Gentlemen:
                    The undersigned, JONES APPAREL GROUP USA, INC., refers to the Amended and Restated Five Year Credit Agreement dated as of June 15, 2004 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among JONES APPAREL GROUP USA, INC., a Pennsylvania corporation (the “Borrower”), the Additional Obligors referred to therein, the lenders party thereto (the “Lenders”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent, and Citibank, N.A. and JPMorgan Chase Bank, as Syndication Agents, and Bank of America, N.A., Barclays Bank plc and SunTrust Bank, as Documentation Agents, and hereby gives you notice, irrevocably, pursuant to Section 4.1 of the Credit Agreement that the undersigned hereby requests a Competitive Bid Borrowing under the Credit Agreement, and in that connection sets forth the terms on which such Competitive Bid Borrowing (the “Proposed Competitive Bid Borrowing”) is requested to be made:

(A)	Date of Competitive Bid Borrowing

(B)	Amount of Competitive Bid Borrowing

(C)	[Maturity Date] [Interest Period]

(D)	Interest Rate Basis

(E)	Day Count Convention

(F)	Interest Payment Date(s)

(G)	Currency

(H)	Borrower’s Account Location

(I)
                    Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
                    The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Competitive Bid Borrowing:
                    1. The principal Dollar Amount of all Loans and L/C Obligations outstanding as of the date hereof (including the requested Competitive Bid Loan) does not exceed the maximum Dollar Amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

                    2. The Borrower hereby represents and warrants that the conditions specified in Section 6.4 of the Credit Agreement have been satisfied or waived as of the date hereof.
                    IN WITNESS WHEREOF, the undersigned has executed this Notice of Revolving Credit Borrowing as of the ___day of ______, 200___.

JONES APPAREL GROUP USA, INC.
By:
Name:
Title:

2

EXHIBIT C — FORM OF NOTICE OF
ACCOUNT DESIGNATION
NOTICE OF ACCOUNT DESIGNATION
Dated as of:
Wachovia Bank, National Association,
   as Administrative Agent
One First Union Center, TW-4
301 South College Street
Charlotte, North Carolina 28288-0608
Attention: Syndication Agency Services
Ladies and Gentlemen:
                    This Notice of Account Designation is delivered to you under Section 2.2(b) of the Amended and Restated Five Year Credit Agreement dated as of June 15, 2004 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among JONES APPAREL GROUP USA, INC., a Pennsylvania corporation (the “Borrower”), the Additional Obligors referred to therein, the lenders party thereto (the “Lenders”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent (the “Administrative Agent”), and Citibank, N.A. and JPMorgan Chase Bank, as Syndication Agents, and Bank of America, N.A., Barclays Bank plc and SunTrust Bank, as Documentation Agents.
                    1. The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account(s):

ABA Routing Number:

Account Number:

                    2. This authorization shall remain in effect until revoked or until a subsequent Notice of Account Designation is provided by the Borrower to the Administrative Agent.
                    3. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
                    IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation as of the ___day of _____, ___.

JONES APPAREL GROUP USA, INC.
By:
Name:
Title:

EXHIBIT D — FORM OF
NOTICE OF PREPAYMENT
NOTICE OF PREPAYMENT
Dated as of:
Wachovia Bank, National Association,
   as Administrative Agent
One First Union Center
301 South College Street, TW-4
Charlotte, North Carolina 28288-0608
Attention: Syndication Agency Services
Ladies and Gentlemen:
                    This irrevocable Notice of Prepayment is delivered to you under Section 2.3(c) of the Amended and Restated Five Year Credit Agreement dated as of June 15, 2004 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among JONES APPAREL GROUP USA, INC., a Pennsylvania corporation (the “Borrower”), the Additional Obligors referred to therein, the lenders party thereto (the “Lenders”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent, and Citibank, N.A. and JPMorgan Chase Bank, as Syndication Agents, and Bank of America, N.A., Barclays Bank plc and SunTrust Bank, as Documentation Agents.
                    1. The Borrower hereby provides notice to the Administrative Agent that it shall repay the following [Base Rate Loans] and/or [LIBOR Rate Loans]:
                                                             . (Complete with an amount in accordance with Section 2.3(c) of the Credit Agreement.)
                    2. The Borrower shall repay the above-referenced Revolving Credit Loans on the following Business Day:                     . (Complete in accordance with Section 2.3(c) of the Credit Agreement.)
                    3. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
                    IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment as of the ______ day of                     , ___.

JONES APPAREL GROUP USA, INC.
By:
Name:
Title:

EXHIBIT E — FORM OF
NOTICE OF CONVERSION/CONTINUATION
NOTICE OF CONVERSION/CONTINUATION
Dated as of:
Wachovia Bank, National Association,
   as Administrative Agent
One First Union Center
301 South College Street,TW-4
Charlotte, North Carolina 28288-0608
Attention: Syndication Agency Services
Ladies and Gentlemen:
                    This irrevocable Notice of Conversion/Continuation (the “Notice”) is delivered to you under Section 5.2 of the Amended and Restated Five Year Credit Agreement dated as of June 15, 2004 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among JONES APPAREL GROUP USA, INC., a Pennsylvania corporation (the “Borrower”), the Additional Obligors referred to therein, the lenders party thereto (the “Lenders”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent, and Citibank, N.A. and JPMorgan Chase Bank, as Syndication Agents, and Bank of America, N.A., Barclays Bank plc and SunTrust Bank, as Documentation Agents.
                    1. This Notice is submitted for the purpose of: (Check one and complete applicable information in accordance with the Credit Agreement.)
Converting all or a portion of a Base Rate Loan into a LIBOR Rate Loan
(a)	The aggregate outstanding principal balance of such Revolving Credit Loan is $ .

(b)	The principal amount of such Revolving Credit Loan to be converted is $ .

(c)	The requested effective date of the conversion of such Revolving Credit Loan is .

(d)	The requested Interest Period applicable to the converted Revolving Credit Loan is .
Converting all or a portion of a LIBOR Rate Loan into a Base Rate Loan
(a)	The aggregate outstanding principal balance of such Revolving Credit Loan is $

(b)	The last day of the current Interest Period for such Revolving Credit Loan is .

(c)	The principal amount of such Revolving Credit Loan to be converted is $ .

(d)	The requested effective date of the conversion of such Revolving Credit Loan is .
Continuing all or a portion of a LIBOR Rate Loan as a LIBOR Rate Loan
(a)	The aggregate outstanding principal balance of such Revolving Credit Loan is $ .

(b)	The last day of the current Interest Period for such Revolving Credit Loan is .

(c)	The principal amount of such Revolving Credit Loan to be continued is $ .

(d)	The requested effective date of the continuation of such Revolving Credit Loan is .

(e)	The requested Interest Period applicable to the continued Revolving Credit Loan is .
                    2. The principal Dollar Amount of all Revolving Credit Loans and L/C Obligations outstanding as of the date hereof does not exceed the maximum Dollar Amount permitted to be outstanding pursuant to the terms of the Credit Agreement.
                    3. The Borrower hereby represents and warrants that no Default or Event of Default (as defined in the Credit Agreement) has occurred and is continuing.
                    4. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
                    IN WITNESS WHEREOF, the undersigned has executed this Notice of Conversion/ Continuation as of the ___day of ___, ___.

JONES APPAREL GROUP USA, INC.
By:
Name:
Title:

2

EXHIBIT F — FORM OF
OFFICER’S COMPLIANCE CERTIFICATE
OFFICER’S COMPLIANCE CERTIFICATE
                    The undersigned, on behalf of JONES APPAREL GROUP USA, INC. (the “Borrower”), hereby certifies to the Administrative Agent and the Lenders, each as defined in the Credit Agreement referred to below, as follows:
                    1. This Certificate is delivered to you pursuant to Section 8.2 of the Amended and Restated Five Year Credit Agreement dated as of June___, 2004 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among the Borrower, the Additional Obligors referred to therein, the lenders party thereto (the “Lenders”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent (the “Administrative Agent”), and Citibank, N.A. and JPMorgan Chase Bank, as Syndication Agents, and Bank of America, N.A., Barclays Bank plc and SunTrust Bank, as Documentation Agents. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
                    2. I have reviewed the consolidated financial statements of Jones Apparel Group, Inc. and its Subsidiaries dated as of                      and for the                      period[s] then ended and such statements present fairly in all material respects the consolidated financial condition of Jones Apparel Group, Inc. and its Subsidiaries as of their respective dates and the results of the consolidated operations of Jones Apparel Group, Inc. and its Subsidiaries for the respective period[s] then ended, subject to normal year end adjustments for interim statements.
                    3. I have reviewed the terms of the Credit Agreement, and the related Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of Jones Apparel Group, Inc. and its Subsidiaries during the accounting period covered by the financial statements referred to in Paragraph 2 above. Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default or an Event of Default, nor do I have any knowledge of the existence of any such condition or event as at the date of this Certificate [except, if such condition or event existed or exists, describe the nature and period of existence thereof and what action the Borrower has taken, is taking and proposes to take with respect thereto].
                    4. The Applicable Margin and information as to the debt ratings necessary for determining such figure are set forth on the attached Schedule 1.
                    5. Jones Apparel Group, Inc. and its Subsidiaries are in compliance with the financial covenants contained in Article X of the Credit Agreement as shown on such Schedule 1.

                    WITNESS the following signature as of the ___day of ___, ___.

JONES APPAREL GROUP USA, INC.
By:
Name:
Title:

2

Schedule 1
to
Officer’s Compliance Certificate
[To be provided by Borrower in form reasonably acceptable to the Administrative Agent]

EXHIBIT G — FORM OF
ASSIGNMENT AND ACCEPTANCE
ASSIGNMENT AND ACCEPTANCE
Dated as of:
                    Reference is made to the Amended and Restated Five Year Credit Agreement dated as of June 15, 2004, as amended, restated, supplemented or otherwise modified (the “Credit Agreement”) by and among JONES APPAREL GROUP USA, INC., a Pennsylvania corporation (the “Borrower”), the Additional Obligors referred to therein, the lenders party thereto (the “Lenders”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Bookrunners, Wachovia Bank, National Association, as Administrative Agent, and Citibank, N.A. and JPMorgan Chase Bank, as Syndication Agents, and Bank of America, N.A., Barclays Bank plc and SunTrust Bank, as Documentation Agents. Capitalized terms used herein which are not defined herein shall have the meanings assigned thereto in the Credit Agreement.
                                                    (the “Assignor”) and                                           (the “Assignee”) agree as follows:
                    1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, as of the Effective Date (as defined below), a ___% interest in and to all of the Assignor’s interest, rights and obligations with respect to its Revolving Credit Commitment and Revolving Credit Loans (including such percentage of the outstanding L/C Obligations), which percentage represents not less than $5,000,000, unless such percentage equals 100% of such Lender’s Revolving Credit Commitment, and the Assignor thereby retains ___% of its interest therein.
                    This Assignment and Acceptance is entered pursuant to, and authorized by, Section 14.10 of the Credit Agreement.
                    2. The Assignor (i) represents that, as of the date hereof, its Revolving Credit Commitment Percentage (without giving effect to assignments thereof which have not yet become effective) under the Credit Agreement is ___% and the outstanding balances of its Revolving Credit Loans (including its Revolving Credit Commitment Percentage of the outstanding L/C Obligations) is $               ; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that the Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or its Subsidiaries or the performance or observance by the Borrower or its Subsidiaries of any of their obligations under the Credit Agreement or any other instrument or document furnished or executed pursuant thereto; and (iv) to the extent it has received Revolving Credit Note(s) from the Borrower, attaches the applicable Revolving Credit Note(s) delivered to it under the Credit Agreement and requests that the Borrower exchange such Revolving Credit Note(s) for new Revolving Credit Notes payable to each of the Assignor and the Assignee as follows:

Revolving Credit Note
Payable to the Order of:	Principal Amount of Note:

                    3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor or any other Lender or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; (vii) agrees to hold all confidential information in accordance with the provisions of Section 14.10(g) of the Credit Agreement; and (viii) includes herewith for the Administrative Agent the forms required by Section 5.11(e) of the Credit Agreement (if not previously delivered).
                    4. The effective date for this Assignment and Acceptance shall be as set forth in Section 1 of Schedule 1 hereto (the “Effective Date”), subject to the consents referred to in the following sentence. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for, to the extent required by the Credit Agreement, consent by the Borrower and the Administrative Agent and acceptance and recording in the Register.
                    5. Upon such consents, acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and the other Loan Documents to which Lenders are parties and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender under each such agreement, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.
                    6. Upon such consents, acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.
                    7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE DEEMED TO BE A CONTRACT UNDER SEAL AND SHALL BE GOVERNED BY AND CONSTRUED IN

2

ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

3

     WITNESS the following signatures as of the ___ day of ___, ___.

ASSIGNOR:
By:
Title:

ASSIGNEE:
By:
Name:
Title:

Acknowledged and Consented to on behalf of the Credit Parties:

JONES APPAREL GROUP USA, INC.

By:

Name:
Title:

Consented to and Accepted by:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:

Name:
Title:

4

Schedule 1
to
Assignment and Acceptance

	1.	Effective Date: _________________, ______

	2.	Assignor’s Interest
Prior to Assignment:

		(a)	Revolving Credit Commitment Percentage

%

		(b)	Outstanding balance of Revolving Credit Loans

$

		(c)	Outstanding balance of Assignor’s Revolving
Credit Commitment Percentage of the
L/C Obligations

$

	3.	Assigned Interest (from Section 1) of:
		(a)	Revolving Credit Loans

%

	4.	Assignee’s Extensions of Credit
After Effective Date:

		(a)	Total outstanding balance of
Assignee’s Revolving Credit Loans
(line 2(b) times line 3(a))

$

		(b)	Total outstanding balance of
Assignee’s Revolving Credit
Commitment Percentage
of the L/C Obligations
(line 2(c) times line 3(a))

$

	5.	Retained Interest of Assignor after
Effective Date:

		(a)	Retained Interest (from Section 1):
(i) Revolving Credit Commitment Percentage

%

		(b)	Outstanding balance of Assignor’s Revolving Credit Loans
(line 2(b) times line 5(a)(i))

$

		(c)	Outstanding balance of Assignor’s

Revolving Credit Commitment
Percentage of L/C Obligations
(line 2(c) times line 5(a)(i))

$

	6.	Payment Instructions:

		(a)	If payable to Assignor,
to the account of Assignor to:
ABA No.:
Account Name:
Account No.
Attn:
Ref:

		(b)	If payable to Assignee, to the account
of Assignee to:

ABA No.:
Account Name:
Account No.:
Attn:
Ref:

2